UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENDURANCE SPECIALTY HOLDINGS LTD.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Endurance Specialty Holdings Ltd.

Wellesley House

90 Pitts Bay Road

Pembroke HM 08, Bermuda

(441) 278-0400

March 29, 2012

Dear Shareholder:

You are cordially invited to attend the Annual General Meeting of Shareholders of Endurance Specialty Holdings Ltd., which will be held at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda at 8:00 a.m. (local time) on Thursday, May 10, 2012, and at any adjournment or postponement thereof. On the following pages you will find the formal notice of the Annual General Meeting of Shareholders and the proxy statement.

All holders of record of the Company’s ordinary shares, par value $1.00 per share, at the close of business on March 9, 2012 will be entitled to notice of, and to vote at, the Annual General Meeting. To assure that you are represented at the Annual General Meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and exercise your right to vote by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials you received for the meeting or, if you received an electronic or paper copy of our proxy materials, by completing, signing, dating and returning your proxy card or voting instruction form or by internet or telephone voting as described in the proxy statement.

Sincerely,

William H. Bolinder

Chairman of the Board of Directors

Endurance Specialty Holdings Ltd.

Wellesley House

90 Pitts Bay Road

Pembroke HM 08, Bermuda

NOTICE OF

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 10, 2012

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the “Annual General Meeting”) of Endurance Specialty Holdings Ltd. (the “Company”) will be held on Thursday, May 10, 2012, at 8:00 a.m. (local time), at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda and at any adjournment or postponement thereof.

At the Annual General Meeting, the Company’s shareholders will be voting on the following proposals:

1.	Election of directors:

•	The election of four Class I directors to the Board of Directors, each to serve until the 2015 Annual General Meeting of Shareholders of the Company and until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal;

•	The direction of the Company to elect a slate of director designees who shall serve as directors of Endurance Specialty Insurance Ltd.;

•	The direction of the Company to elect a slate of director designees who shall serve as directors of Endurance Worldwide Holdings Limited;

•	The direction of the Company to elect a slate of director designees who shall serve as directors of Endurance Worldwide Insurance Limited;

2.	The appointment of Ernst & Young Ltd. as the Company’s independent registered public accounting firm for the year ending December 31, 2012 and the authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent registered public accounting firm;

3.	A non-binding advisory vote to approve named executive officer compensation set forth in the proxy statement;

4.	The adoption of amendments to our Amended and Restated Bye-Laws as described in the proxy statement; and

5.	The transaction of such other business as may properly come before the Annual General Meeting or at any adjournment or postponement thereof.

Shareholders of record, as shown by the Register of Shareholders of the Company at the close of business on March 9, 2012, are entitled to notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. A copy of the Company’s financial statements for the fiscal year ended December 31, 2011, as approved by the Board of Directors, shall be made available to the shareholders of the Company at the Annual General Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2012.

The Proxy Statement, the Notice of Internet Availability of Proxy Materials and the Annual Report on

Form 10-K for the year ended December 31, 2011 are available at www.proxyvoting.com/enh.

All shareholders are cordially invited to attend the Annual General Meeting. If you do not expect to be present at the Annual General Meeting, make sure that your shares are represented at the Annual General Meeting by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials you received for the meeting or, if you requested a paper copy of our proxy materials, by completing, signing, dating and returning your proxy card or voting instruction form, or by internet or telephone voting as described in the proxy statement. Pursuant to the Company’s Amended and Restated Bye-Laws, for the votes represented by your proxy to be counted at the meeting, your proxy must be received at least one hour before the Annual General Meeting. In the event you decide to attend the Annual General Meeting in person, you may, if you desire, revoke your proxy by voting your shares in person at the Annual General Meeting. You may obtain directions to be able to attend the meeting and vote in person by contacting Investor Relations, Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda.

YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE FOLLOW THE INSTRUCTIONS FOR VOTING ON THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS YOU RECEIVED FOR THE MEETING OR, IF YOU REQUESTED A PAPER COPY OF OUR PROXY MATERIALS, BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD OR VOTING INSTRUCTION FORM, OR BY INTERNET OR TELEPHONE VOTING AS DESCRIBED IN THE PROXY STATEMENT.

By Order of the Board of Directors,

John V. Del Col Secretary

Pembroke, Bermuda

March 29, 2012

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Endurance Specialty Holdings Ltd.

Wellesley House

90 Pitts Bay Road

Pembroke HM 08, Bermuda

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

MAY 10, 2012

INTRODUCTION

This proxy statement is furnished to holders of ordinary shares of Endurance Specialty Holdings Ltd., an exempted company incorporated in Bermuda as a holding company (the “Company” or “Endurance”), in connection with the solicitation of proxies by the board of directors of Endurance (the “Board of Directors” or the “Board”) for use in voting at the Annual General Meeting of Shareholders (the “Annual General Meeting”) to be held at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda, on Thursday, May 10, 2012, at 8:00 a.m. (local time), and at any adjournment or postponement thereof. On or about March 29, 2012, we mailed to our shareholders a notice containing information on how to access this proxy statement and how to vote (the “Notice of Internet Availability of Proxy Materials”). This proxy statement, the Notice of Annual General Meeting and the Annual Report on Form 10-K for the year ended December 31, 2011 (the “Annual Report on Form 10-K”) are available at www.proxyvoting.com/enh.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL GENERAL MEETING

Q:	What is a proxy?

A:	A proxy is your legal designation of another person to vote on your behalf. By completing and returning the enclosed proxy card, you are giving David Cash, Michael J. McGuire and John V. Del Col (collectively, the “Proxy Committee”) the authority to vote your shares in the manner you indicate on your proxy card. The Proxy Committee has been appointed by the Board.

Q:	How do I obtain your proxy materials?

A:	We furnish proxy materials to our shareholders on the internet, rather than mailing printed copies of those materials to each shareholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials and cast your vote on the internet or by telephone. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials was mailed to shareholders on or about March 29, 2012.

Q:	What am I voting on?

A:	You are voting on four proposals:

1. Election of directors:

•	Election of four Class I directors to serve until the 2015 Annual General Meeting of Shareholders:

Steven W. Carlsen

David Cash

William M. Jewett

William J. Raver

•	Direction of the Company to elect the following slate of director designees who shall serve as directors of Endurance Specialty Insurance Ltd.:

David Cash

John V. Del Col

William M. Jewett

•	Direction of the Company to elect the following slate of director designees who shall serve as directors of Endurance Worldwide Holdings Limited:

Alan Barlow

William H. Bolinder

David Cash

Simon Minshall

Brendan R. O’Neill

•	Direction of the Company to elect a slate of director designees who shall serve as directors of Endurance Worldwide Insurance Limited:

Alan Barlow

William H. Bolinder

David Cash

Simon Minshall

Brendan R. O’Neill

Biographical information of each director is included below under “Proposal No. 1 — Election of Directors.”

2.	Appointment of Ernst & Young Ltd. as the Company’s independent registered public accounting firm for the year ending December 31, 2012 and authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent registered public accounting firm.

3.	Non-binding advisory vote to approve named executive officer compensation set forth in this proxy statement.

4.	The adoption of amendments to our Amended and Restated Bye-Laws as described in the proxy statement.

Q:	What are the voting recommendations of the Board of Directors?

A:	The Board recommends a vote FOR the election of each of the directors in Proposal No. 1 and FOR each of Proposal Nos. 2, 3 and 4.

Q:	Will any other matters be voted on?

A:	We are not aware of any other matters that you will be asked to vote on at the Annual General Meeting. If any other matter is properly brought before the Annual General Meeting, the Proxy Committee, acting as your proxies, will vote for you in their discretion.

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Q:	Who can vote?

A:	You can vote at the Annual General Meeting if you were a holder of record of ordinary shares as of the close of business on March 9, 2012 (the “Record Date”). Each ordinary share is entitled to one vote. The Board of Directors may adjust a shareholder’s voting rights to the extent that the Board of Directors reasonably determines in good faith that it is necessary to do so to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any subsidiary or any shareholder or its affiliates.

There is no cumulative voting of the Company’s ordinary shares.

Q:	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A:

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare[1], you are considered the shareholder of record with respect to those shares, and the Notice of Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. If you request printed copies of the proxy materials, you will receive a voting instruction form from the organization holding your shares.

Q:	How do I vote?

A:	There are four ways to vote:

1.	By internet, by visiting the web site address shown on your Notice of Internet Availability of Proxy Materials or your proxy card, if you requested one.

2.	By telephone, using the toll-free telephone number shown on your Notice of Internet Availability of Proxy Materials or your proxy card, if you requested one.

3.	By requesting, completing and mailing your proxy card or voting instruction form.

4.	By attending the Annual General Meeting and voting in person.

The telephone and internet voting procedures are designed to authenticate a shareholder’s identity and allow each shareholder to vote the shareholder’s ordinary shares. They will also confirm that a shareholder’s instructions have been properly recorded. Street name holders may vote by telephone or the internet if their bank or broker makes those methods available. If this is the case, the bank or broker will enclose instructions with your proxy information.

[1]	Our transfer agent, Mellon Investor Services LLC, was acquired by Computershare in January 2012.

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Q:	What will happen if I do not vote my shares?

A:	Shareholders of Record. If you are the shareholder of record and you do not vote your shares by proxy card or voting instruction form, by telephone, via the internet or in person at the Annual General Meeting, your shares will not be voted at the Annual General Meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Under the rules of the New York Stock Exchange (the “NYSE”), your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1, 3 and 4. However, your broker or nominee does have discretion to vote your shares on routine matters such as Proposal 2.

Q:	What if I do not specify how my shares are to be voted?

A:	Shareholders of Record. If you are a shareholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•	FOR the election of the four Class I directors and FOR the slates of subsidiary director designees, in each case nominated by our Board of Directors and named in this proxy statement (Proposal 1);

•

FOR the appointment of Ernst & Young Ltd. as our independent registered public accounting firm for the year ending December 31, 2012 and the authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent registered public accounting firm (Proposal 2);

•	FOR the approval of an advisory vote to approve named executive officer compensation (Proposal 3);

•	FOR adoption of the proposed amendments to the Amended and Restated Bye-Laws (Proposal 4); and

•	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Annual General Meeting.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the NYSE’s rules, brokers and other nominees have the discretion to vote on routine matters such as Proposal 2, but do not have discretion to vote on non-routine matters such as Proposals 1, 3 and 4. Therefore, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 2 and any other routine matters properly presented for a vote at the Annual General Meeting.

Q:	What is the effect of a broker non-vote?

A:	Brokers or other nominees who hold shares of our ordinary shares for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual General Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual General Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not impact our ability to obtain a quorum and will not otherwise affect the outcome of the vote on the proposals to be voted upon at the Annual General Meeting, as each proposal requires either a plurality of votes cast (Proposal 1) or the approval of a majority of the votes present in person or represented by proxy and entitled to vote (Proposals 2 through 4).

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Q:	What vote is required to approve each proposal?

A:

Proposal	Vote Required	Broker Discretionary Voting Allowed

Proposal No. 1 – Election of Directors	Plurality of Votes Cast	No

Proposal No. 2 – Appointment of Independent Registered Public Accounting Firm	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	Yes

Proposal No. 3 – Advisory Vote to approve Named Executive Officer Compensation	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

Proposal No. 4 – Amendment of our Amended and Restated Bye-laws	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

A plurality of votes cast means that the proposed director or choice receiving the highest number of affirmative votes is elected or chosen, irrespective of how small the number of affirmative votes is in comparison to the total number of shares voted.

With respect to Proposal 1, you may vote for all nominees, withhold your vote as to all nominees or vote for all nominees except those specific nominees from whom you withhold your vote. The four director nominees standing for election to the Board of Endurance Specialty Holdings Ltd. that have the most “for” votes will be elected to the Board of Endurance Specialty Holdings Ltd. In addition, Endurance Specialty Holdings Ltd. will cause the election of the following subsidiary boards as follows:

•	The three director designees having the most “for” votes will be elected to the Board of Endurance Specialty Insurance Ltd.;

•	The five director designees having the most “for” votes will be elected to the Board of Endurance Worldwide Holdings Limited; and

•	The five director designees having the most “for” votes will be elected to the Board of Endurance Worldwide Insurance Limited.

The election of directors of Endurance Specialty Holdings Ltd. in Proposal 1 is also subject to the provisions in the Company’s corporate governance guidelines requiring a majority vote standard for the election of directors. This means if a director in an uncontested election receives a greater number of votes cast “withheld” for his or her election than votes “for” such election, the director is required to submit a letter of resignation to the Board of Directors. The independent members of the Board of Directors have 90 days after the election to determine whether to accept the tendered resignation, taking into account the relevant facts and circumstances and giving due consideration to the best interests of the Company and its shareholders. The majority vote standard is not applicable to the election of director designees to the Company’s subsidiary boards or to contested director elections.

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With respect to Proposals 2 through 4, you may vote for, against or abstain. If you abstain from voting on these proposals, the abstention will have the same effect as a vote against the proposals.

Q:	What is the quorum requirement of the Annual General Meeting?

A:	The presence of four shareholders, in person or by proxy, holding more than 50% of the issued and outstanding ordinary shares on March 9, 2012, constitutes a quorum for voting at the Annual General Meeting. If you vote, your ordinary shares will be part of the quorum. Abstentions and broker non-votes will be counted in determining the quorum, but neither will be counted as votes cast. On March 9, 2012, there were 43,385,538 ordinary shares outstanding.

Q:	Who can attend the Annual General Meeting?

A:	All holders of record of ordinary shares as of the close of business on March 9, 2012, can attend the Annual General Meeting. Seating, however, is limited and will be provided on a first-come, first-served basis, upon arrival at the Annual General Meeting.

Q:	Can I change my vote?

A:	Yes. You can change your vote or revoke your proxy any time before the vote:

•	by returning a later-dated proxy card;

•	by writing a letter delivered to John V. Del Col, Secretary of Endurance, stating that the proxy is revoked; or

•	by attending the Annual General Meeting in person and completing a written ballot.

Pursuant to the Bye-Laws, any notice of revocation of an outstanding proxy must be received at least one hour before the Annual General Meeting. Any shareholder entitled to vote at the Annual General Meeting may attend the Annual General Meeting and any shareholder who has not submitted a proxy, has properly revoked a proxy or votes prior to the vote pursuant to a proxy, may vote in person at the Annual General Meeting. Please note, however, that if a shareholder’s shares are held of record by a broker, bank or other nominee, that shareholder may not vote in person at the Annual General Meeting, unless the shareholder requests and obtains a valid legal proxy from the applicable broker, bank or nominee.

Q:	Is my vote confidential?

A:	Yes. Only the inspectors of election and certain individuals, including certain employees of Endurance who help with processing and counting the vote, have access to your vote. Directors and employees of the Company may see your vote only if the Company needs to defend itself against a claim or if there is a proxy solicitation by someone other than the Company. Therefore, please do not write any comments on your proxy card.

Q:	Who will count the vote?

A:	Computershare will count the vote. Its representatives will be the inspectors of election.

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Q:	How can I find the results of the Annual General Meeting?

A:	Preliminary results will be announced at the Annual General Meeting. Final results also will be published in a current report on Form 8-K to be filed with the SEC within four business days after the Annual General Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of printed proxy materials?

A:	We are making this proxy statement available to our shareholders electronically via the internet. On or about March 29, 2012, we will mail the Notice of Internet Availability of Proxy Materials to our shareholders at the close of business on the Record Date, other than those shareholders who previously requested electronic or paper delivery of communications from us. The Notice of Internet Availability of Proxy Materials contains instructions on how to access an electronic copy of our proxy materials, including this proxy statement and our Annual Report on Form 10-K. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of this proxy statement. We believe that this process will allow us to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of printing and distributing our proxy materials.

Q:	What does it mean if I get more than one Notice of Internet Availability of Proxy Materials?

A:	It means your shares are held in more than one account. You should vote the shares in all your accounts. To provide better shareholder service, we encourage you to have all your shares registered in the same name and address. You may do this by contacting our transfer agent, Computershare, at 480 Washington Blvd., Jersey City, NJ 07310, telephone 1-877-272-7572 (toll-free U.S.) or 1-201-680-6693, or at their website, www.bnymellon.com/shareowner/equityaccess.

Q:	Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?

A:	No. The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the Annual General Meeting. You cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to cast your vote. For additional information please see “How do I vote?” above.

Q:	What is “householding”?

A:	If you and others who share your mailing address own the Company’s ordinary shares or shares of other companies through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose shares are held in such accounts. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. You may discontinue householding by contacting your bank or broker.

You may also request delivery of an individual copy of the Notice of Internet Availability of Proxy Materials, Annual Report on Form 10-K or proxy statement by contacting the Company at (441) 278-0400 or by writing to: Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda, Attention: Investor Relations.

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You may be able to initiate householding if your bank or broker has chosen to offer such service by following the instructions provided by your bank or broker.

Q:	How much did this proxy solicitation cost?

A:	The Company is paying the cost of solicitation and has engaged Georgeson Inc. to assist in the distribution of proxy materials and solicitation of votes personally or by mail, telephone or internet. The estimated fee is $11,000 plus reasonable out-of-pocket expenses. In addition, the Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to shareholders. Directors, officers and regular employees may also solicit proxies by telephone, facsimile or e-mail or other means or in person. They will not receive any additional payments for the solicitation.

Q:	How do I recommend someone to be a director?

A:	You may recommend any person to be a director by writing to the Company at its registered address: Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda, Attention: John V. Del Col, Secretary. Any notice for a director nomination must set forth the information as described under “Board of Directors – Director Nominee Process.” The Nominating and Corporate Governance Committee will consider persons properly recommended by shareholders. Director nominees for the 2012 Annual General Meeting must have been received by the Company on or prior to December 1, 2011. Shareholder recommendations for director nominees for the 2013 Annual General Meeting must be received by the Company no later than November 29, 2012 and no earlier than October 30, 2012.

Q:	When are the shareholder proposals due for the 2013 Annual General Meeting?

A:	In order for a proposal by a shareholder of Endurance to be eligible to be included in Endurance’s proxy statement and proxy for the 2013 Annual General Meeting, it must be in writing, received at the Company’s registered address no later than November 29, 2012 and comply with the requirements of Rule 14a-8 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”).

In order for shareholder proposals made outside the processes of Rule 14a-8 under the Exchange Act to be considered timely for purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received by the Company at its registered office no later than February 12, 2013.

Absent receipt of proper shareholder notice prior to November 29, 2012, the proxies designated by the Board of Directors of Endurance for the 2013 Annual General Meeting may vote in their discretion on any proposal any shares for which they have been appointed proxies without mention of such matter in Endurance’s proxy statement for such meeting or on the proxy for such meeting.

PROPOSALS TO BE VOTED UPON

Proposal No. 1 — Election of Directors

The following paragraphs provide information as of the date of this proxy statement about each nominee. The information presented includes information each nominee has given us about the nominee’s age, all positions held, principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment and, in the case of our continuing directors, a commitment of service to the Company and our Board.

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Election of Endurance Directors

The size of the Board of Directors is currently set at 14 members and currently consists of 12 sitting directors, who are divided into three classes. Each class of directors serves for a term of three years.

Steven W. Carlsen, David Cash, William M. Jewett and William J. Raver, all current Class I directors, are nominated for re-election at the Annual General Meeting. The directors running for election at this Annual General Meeting will hold office until their respective successors have been duly elected and qualified at the 2015 Annual General Meeting of Shareholders or, if earlier, their death, resignation or removal. Each of the nominees has consented to being named in this proxy statement and to serve as directors, if elected.

Steven W. Carlsen, 55, is a nominee for election as a Class I director. Mr. Carlsen has been a director of the Company since February 2006 and currently serves as a member of the Investment, Risk and Underwriting Committees of the Board. Mr. Carlsen is President of Shadowbrook Advising Inc., a consulting firm providing advisory and analytical services to insurance and reinsurance companies as well as to private equity and hedge fund groups investing in these areas. Prior to retiring from Endurance and reactivating his consulting practice in 2006, Mr. Carlsen was a founding member of Endurance, helping to raise the initial capital in 2001. He served at various times as the Company’s Chief Operating Officer, Chief Underwriting Officer and as President of its U.S. reinsurance subsidiary. Until June 1, 2008, Mr. Carlsen provided Endurance with underwriting and operating services on a part-time basis as a consultant. Mr. Carlsen began his career as a property facultative underwriter in 1979 and later as a treaty account executive for Swiss Reinsurance Company. He joined NAC Re in 1986, ultimately heading their Property and Miscellaneous Treaty Department (which included aviation, marine, surety and finite business). He managed NAC Re’s retrocessions and was involved in the formation of their U.K. company. In 1994, Mr. Carlsen left NAC Re to join CAT Limited as their Chief Underwriter-North America and in 1997 was co-founder of CAT Limited’s finite insurer, Enterprise Re. From 1999 until he joined the Company in 2001, Mr. Carlsen worked as a consultant, principally with three Morgan Stanley Private Equity insurance ventures and the Plymouth Rock Group. Mr. Carlsen is currently enrolled as a full-time student at Fordham University’s Graduate School of Arts and Sciences, where he is pursuing a Ph.D. in Economics.

We believe Mr. Carlsen’s qualifications to serve as a director of the Company include Mr. Carlsen’s extensive industry knowledge and experience, as well as his previous service as a founder of the Company and as the Company’s Chief Operating Officer, Chief Underwriting Officer and as President of the Company’s U.S. reinsurance subsidiary, which are valuable to the Board’s understanding of the Company’s operations.

David Cash, 47, is a nominee for election as a Class I director. Mr. Cash has been a director of the Company since May 2010, has been Chief Executive Officer of the Company since March 2010 and served as Chief Underwriting Officer of the Company from December 2005 until his appointment as Chief Executive Officer. Previously, Mr. Cash was President of Endurance Bermuda from December 2004 to December 2005 and the Company’s Chief Actuary/Chief Risk Officer from December 2001 to June 2005. Mr. Cash joined the Company from Centre Solutions Ltd. in Bermuda where he was a Vice President focused on structured finance and insurance programs since 1996. Mr. Cash was a member of the board of directors of Centre Life Finance, Centre Solutions’ senior settlement financing company. From 1993 to 1996, Mr. Cash was Vice President and Underwriter at Zurich Re Centre. Prior to Zurich Re, Mr. Cash served as a consulting actuary at Tillinghast-Towers Perrin in New York. Mr. Cash received an Msc. in mathematics from Oxford University, which he attended as a Rhodes Scholar. Mr. Cash is a Fellow of the Casualty Actuarial Society and a Member of the American Academy of Actuaries and is a native of Bermuda.

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We believe Mr. Cash’s qualifications to serve as a director of the Company include Mr. Cash’s experience as an actuary and underwriter, as well as his more than ten years of service with the Company in senior leadership positions, which give him unique insights into the Company’s challenges, opportunities and operations.

William M. Jewett, 54, is a nominee for election as a Class I director. Mr. Jewett has been a director of the Company since May 2010, has been President of the Company since March 2010 and served as President and Chief Executive Officer, Worldwide Reinsurance from February 2007 until his appointment as President of the Company. Mr. Jewett had been Chief Underwriting Officer of Endurance Reinsurance Corporation of America upon joining the Company in December 2002, and President from January 2004 until relocating to Endurance Bermuda in 2008. Mr. Jewett joined the Company from Converium Reinsurance (North America) where he was Chief Underwriter of Risk Strategies, the non-traditional reinsurance underwriting division. He had responsibility for the underwriting, marketing, planning and overall management of Converium’s non-traditional reinsurance business. While at Converium, Mr. Jewett also had responsibility for general casualty and workers’ compensation treaty underwriting, and was a member of the company’s board of directors. Prior to Converium, Mr. Jewett was responsible for underwriting and marketing in the U.S. for Centre Reinsurance Company of New York. He started his career at Prudential Re, and spent eight years in management at NAC Re, where he served as Vice President and Manager of the Casualty Treaty department. Mr. Jewett holds an A.B., magna cum laude, from Harvard University and an M.B.A. from the Wharton School of the University of Pennsylvania.

We believe Mr. Jewett’s qualifications to serve as a director of the Company include Mr. Jewett’s extensive property and casualty underwriting experience, as well as his nearly ten years of experience with the Company in a variety of senior leadership positions, which gives him intimate knowledge of our operations invaluable to the Company’s board of directors.

William J. Raver, 64, is a nominee for election as a Class I director. Mr. Raver has been a director since May 2006 and currently serves as Chairman of the Investment Committee and as a member of the Audit and Risk Committees of the Board. From July 2006 through January 2008, Mr. Raver served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust (“NRRIT”) where he led a twenty person staff, overseeing investment activity of the trust fund established by Federal legislation in 2001 to manage certain defined benefit retirement assets of the U.S. railway industry, then totaling $30 billion. From 1997 until he joined NRRIT in 2006, Mr. Raver was with Verizon Investment Management Corporation, most recently as Chief Operating Officer. In this role, he shared investment responsibility for $65 billion of Verizon retirement and savings plan assets and was the officer in charge of trust fund financial reporting and fiduciary functions. From 1994 to 1997, Mr. Raver was Senior Vice President, Chief Administrative Officer, and Director of Research at Evaluation Associates, an investment consulting firm. His earlier career includes senior level positions in corporate treasury with Young & Rubicam, Cadbury Schweppes, Stauffer Chemical and Avon Products. Mr. Raver currently serves on a number of investment advisory boards.

We believe Mr. Raver’s qualifications to serve as a director of Endurance include Mr. Raver’s extensive experience as an investment manager, which provides the Board and management valuable insight and guidance on managing the Company’s own investment portfolio and helps balance the industry experience of many of the other members of the Company’s Board.

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THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF MESSRS. CARLSEN, CASH, JEWETT AND RAVER AS CLASS I DIRECTORS.

Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.

Pursuant to Bye-Law 151 of the Bye-Laws, the board of directors of Endurance Specialty Insurance Ltd. (“Endurance Bermuda”) must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company’s shareholders (the “Endurance Bermuda Directors”). If elected, the Endurance Bermuda Directors will hold office until their successors are duly elected and qualified or, if earlier, their death, resignation or removal. Your approval of the proposed slate of Endurance Bermuda Directors shall constitute a direction to the Company to cause it to vote its shares in Endurance Bermuda to ensure that Endurance Bermuda’s board of directors consists of the Endurance Bermuda Directors. Proxies cannot be voted for a greater number of persons than the Endurance Bermuda Directors named. Each of the Endurance Bermuda Directors is a director or officer of the Company and receives no additional remuneration for serving on the board of directors of Endurance Bermuda.

The following persons constitute the slate of Endurance Bermuda Directors:

David Cash, 47, has been a director of Endurance Bermuda since May 2008. Mr. Cash’s biographical information and qualifications are included above under “Proposal No. 1 – Election of Directors – Election of Endurance Directors.”

John V. Del Col, 50, has been a director of Endurance Bermuda since February 2011. Mr. Del Col has been the Company’s General Counsel and Secretary since January 2003 and Executive Vice President, Acquisitions since February 2007. From October 1999 until January 2003, Mr. Del Col served as Executive Vice President, General Counsel, and Secretary of Trenwick Group Ltd. and its predecessor company, Trenwick Group Inc., a property and casualty reinsurer. Mr. Del Col was Vice President, General Counsel, and Secretary of Chartwell Re Corporation, a property and casualty reinsurer, from January 1998 until its merger with and into Trenwick Group Inc. in October 1999. From July 1994 until December 1997, Mr. Del Col was the Deputy General Counsel and Assistant Secretary at MeesPierson Holdings Inc., a Dutch merchant bank. From November 1991 until July 1994, Mr. Del Col was an associate in the law firm of LeBoeuf, Lamb, Greene & MacRae, L.L.P. Prior thereto, Mr. Del Col was an associate in the law firm of Sullivan & Cromwell.

We believe Mr. Del Col’s qualifications to serve as a director of Endurance Bermuda include Mr. Del Col’s experience in the legal profession, his knowledge of legal and strategic issues specific to the insurance and reinsurance industry, as well as his long tenure with the Company as its senior legal counsel, which enables him to provide the Endurance Bermuda board of directors with well informed insights into Endurance Bermuda’s strategy and operations.

William M. Jewett, 54, has served as a director of Endurance Bermuda since May 2010. Mr. Jewett’s biographical information and qualifications are included above under “Proposal No. 1 – Election of Directors – Election of Endurance Directors.”

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE SLATE OF ENDURANCE BERMUDA DIRECTORS.

Election of Slate of Director Designees to Endurance Worldwide Holdings Limited

Pursuant to Bye-Law 151 of the Bye-Laws, the board of directors of Endurance Worldwide Holdings Limited (“Endurance Worldwide”) must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company’s shareholders (the “Endurance Worldwide Directors”). If elected, the Endurance Worldwide Directors will hold office until their successors are duly elected and qualified or, if earlier, their death, resignation or removal. Your approval of the proposed slate of Endurance Worldwide Directors shall constitute a direction to the Company to cause its subsidiaries to vote their shares in Endurance Worldwide to ensure that its board of directors consists of the Endurance Worldwide Directors. Proxies cannot be voted for a greater number of persons than the Endurance Worldwide Directors named. Each of the Endurance Worldwide Directors is a director or officer of the Company or a subsidiary of the Company and receives no additional remuneration for serving on the board of directors of Endurance Worldwide.

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The following persons constitute the slate of Endurance Worldwide Directors:

Alan Barlow, 54, has been a director of Endurance Worldwide since May 2008. Mr. Barlow has been Senior Vice President & Claims Director of Endurance Worldwide Insurance Limited since December 2006, having joined as Claims Manager in 2004. Mr. Barlow was also appointed as the Global Claims Operations Director in 2009. Mr. Barlow is the Endurance Worldwide Insurance Limited representative with the International Underwriters Association and is a member of the London Market Claims Strategy Group. From 1993 until joining Endurance Worldwide Insurance Limited in 2004, Mr. Barlow held senior London Market positions in Sorema UK and Trenwick UK, as Director of Claims and Commercial Director. Mr. Barlow previously held a risk management and claims role at Exxon Corp. in London, where he was responsible for the management of their onshore and offshore property & liability portfolio on behalf of their captive insurer, Ancon, Bermuda.

We believe Mr. Barlow’s qualifications to serve as a director of Endurance Worldwide include Mr. Barlow’s tenure with Endurance Worldwide, as well as his extensive industry knowledge and experience, which gives him unique understanding of Endurance Worldwide’s operations.

William H. Bolinder, 68, has been a director of Endurance Worldwide since December 2002, a director of the Company since December 2001 and was the lead independent director of the Company from November 2006 to March 2011. Mr. Bolinder has served as Chairman of the Board of the Company since March 2011 and currently serves as Chairman of the Nominating and Corporate Governance Committee and as a member of the Risk Committee of the Board of Directors of the Company. In June 2006, Mr. Bolinder retired as President, Chief Executive Officer and a director of Acadia Trust N.A., a financial services company, positions he had held since 2003. He had previously been a member of the Group Management Board for Zurich Financial Services Group. He was the head of the North America business division (excluding U.S. Personal Lines) from 1994 to 2002, and the Latin America business division from 1996 to 2002, as well as the Corporate and Commercial Customer Division of Zurich Financial Services Group since 1998. In 1994, he was elected to the Group Executive Board at Zurich Financial Services Group’s home office and became responsible for managing the Zurich Financial Services Group companies in the United States and Canada as well as Corporate/Industrial Insurance, Zurich International (Group) and Risk Engineering. Mr. Bolinder joined Zurich American Insurance Company, USA in 1986 as Chief Operating Officer and became Chief Executive Officer in 1987. Mr. Bolinder has been a director of Genworth Financial, Inc. since October 2010. Mr. Bolinder was a director of Quanta Capital Holdings Ltd. from January 2007 to October 2008. Mr. Bolinder was a director of Coral Insurance Company, a Florida domiciled property casualty insurance company, from March 2008 until April 2009. On April 9, 2009, Coral was placed into receivership for purposes of rehabilitation. The Florida Department of Financial Services was appointed receiver of Coral. Mr. Bolinder has also served on the board and committees of the American Insurance Association, American Institute for Chartered Property Casualty Underwriting, Insurance Institute for Applied Ethics, Insurance Institute of America, Insurance Services Office, Inc. and the National Association of Independent Insurers.

We believe Mr. Bolinder’s qualifications to serve as a director of Endurance Worldwide include Mr. Bolinder’s more than thirty years of experience in the insurance industry, including his many senior management roles at a global insurance and financial services organization, which provide a valuable perspective to the Endurance Worldwide Board’s discussions of Endurance Worldwide’s operations and the global insurance and reinsurance industry generally, and his prior and current experience sitting on multiple boards of directors.

David Cash, 47, has been a director of Endurance Worldwide since May 2010. Mr. Cash’s biographical information and qualifications as a director are listed above under “Proposal No. 1 – Election of Directors – Election of Endurance Directors.”

Simon Minshall, 46, has been a director of Endurance Worldwide since June 2002 and Managing Director of Endurance Worldwide Insurance Limited since March 2008. From July 2002 until becoming Managing Director, Mr. Minshall was the Chief Financial Officer of Endurance Worldwide Insurance Limited. From January 2002 until becoming Chief Financial Officer of Endurance Worldwide Insurance Limited in July 2002, Mr. Minshall was a consultant to Endurance Worldwide Insurance Limited. Prior to working with Endurance, Mr. Minshall was CEO of Vavo.com, a European online insurance venture backed by GE Capital and Prudential from 2000 to 2001. From 1997 to 2000, he held a number of senior finance roles within the head office of Royal & Sun Alliance plc. These included Manager, Group Financial Control, and Finance Director of the E-Commerce division. In addition, he has held a number of company directorships. Mr. Minshall is a Chartered Accountant and qualified with Deloitte & Touche in London and holds an Honours Degree in Law (LLB) from University College Wales.

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We believe Mr. Minshall’s qualifications to serve as a director of Endurance Worldwide include Mr. Minshall’s tenure with Endurance Worldwide, as well as his extensive industry knowledge and experience.

Brendan R. O’Neill, 63, has been a director of Endurance Worldwide since May 2006, a director of the Company since February 2005 and currently serves as Chairman of the Compensation Committee and as a member of the Audit and Risk Committees of the Board of Directors of the Company. Mr. O’Neill was Chief Executive Officer of ICI PLC, a specialty chemicals company, from 1998 to 2003. Prior to joining ICI PLC, Mr. O’Neill was managing director of Guinness Brewing Worldwide from 1993 to 1998, where he is credited with rebuilding the Guinness business and reestablishing its brand image on a global basis. A Fellow of the Chartered Institute of Management Accountants, Mr. O’Neill held numerous finance roles early in his career at Ford Motor Company, BICC Ltd. and Midland Bank PLC (HSBC). Mr. O’Neill currently serves on the boards of directors of Tyco International Ltd., Informa Group PLC, and Towers Watson Inc. and previously served on the board of directors of Rank Group plc from January 2005 through December 2007 and on the Board of Aegis Group plc from August 2005 through September 2009.

We believe Mr. O’Neill’s qualifications to serve as a director of Endurance Worldwide include Mr. O’Neill’s years of operating experience leading global companies, his service on the board of directors of other global publicly traded companies, as well as his management and finance expertise, which provides the Endurance Worldwide Board with a global enterprise perspective, including an understanding and appreciation for financial and accounting issues.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE SLATE OF ENDURANCE WORLDWIDE DIRECTORS.

Election of Slate of Director Designees to Endurance Worldwide Insurance Limited

Pursuant to Bye-Law 151 of the Bye-Laws, the board of directors of Endurance Worldwide Insurance Limited (“Endurance U.K.”) must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company’s shareholders (the “Endurance U.K. Directors”). If elected, the Endurance U.K. Directors will hold office until their successors are duly elected and qualified or, if earlier, their death, resignation or removal. Your approval of the proposed slate of Endurance U.K. Directors shall constitute a direction to the Company to cause its subsidiaries to vote their shares in Endurance U.K. to ensure that its board of directors consists of the Endurance U.K. Directors. Proxies cannot be voted for a greater number of persons than the Endurance U.K. Directors named. Each of the Endurance U.K. Directors is a director or officer of the Company or a subsidiary of the Company and receives no additional remuneration for serving on the board of directors of Endurance U.K. In the event that any of the below listed Endurance U.K. Directors should become unavailable for election for any presently unforeseen reason, the persons named in the proxy card have the right to use their discretion to vote for a substitute nominee to be determined by the Board of Directors.

The following persons constitute the slate of Endurance U.K. Directors:

Alan Barlow, 54, has been a director of Endurance U.K. since May 2008. Mr. Barlow’s biographical information and qualifications are listed above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Worldwide Holdings Limited.”

William H. Bolinder, 68, has been a director of Endurance U.K. since December 2002. Mr. Bolinder’s biographical information and qualifications are listed above under “Proposal No. 1 – Election of Directors – Election of Slate of Director Designees to Endurance Worldwide Holdings Limited.”

David Cash, 47, has been a director of Endurance U.K. since May 2010. Mr. Cash has been the Chief Executive Officer of Endurance since March 2010. Mr. Cash’s biographical information and qualifications as a director are listed above under “Proposal No. 1 – Election of Directors – Election of Endurance Directors.”

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Simon Minshall, 46, has been a director of Endurance U.K. since June 2002. Mr. Minshall’s biographical information and qualifications are listed above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Worldwide Holdings Limited.”

Brendan R. O’Neill, 63, has been a director of Endurance U.K. since May 2006. Mr. O’Neill’s biographical information and qualifications are listed above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Worldwide Holdings Limited.”

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE SLATE OF ENDURANCE U.K. DIRECTORS.

Voting for Directors

Proxies cannot be voted for a greater number of persons than the nominees named. In the event that any of the above listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the proxy card have the right to use their discretion to vote for a substitute nominee to be determined by the Board of Directors.

The election of the Company’s directors, the slate of Endurance Bermuda Directors, the slate of Endurance Worldwide Directors and the slate of Endurance U.K. Directors each requires the affirmative vote of a plurality of the votes cast at the Annual General Meeting. A plurality of votes cast means that the director receiving the highest number of votes “for” is deemed approved irrespective of how small the number of “for” votes is in comparison to the total number of shares voted. The election of the directors of Endurance Specialty Holdings Ltd. is also subject to the Company’s corporate governance guidelines majority vote standard as described below.

The Company’s corporate governance guidelines contain provisions requiring a majority vote standard apply to the election of the directors of Endurance Specialty Holdings Ltd. This means that if a director in an uncontested election receives a greater number of votes cast “withheld” for his or her election than votes “for” such election, the director is required to submit a letter of resignation to the Board of Directors. The independent members of the Board of Directors have 90 days after the election to determine whether to accept the tendered resignation, taking into account the relevant facts and circumstances and giving due consideration to the best interests of the Company and its shareholders. The Board of Directors will then promptly disclose publicly its decision and, if applicable, the reasons for rejecting the tendered resignation.

The majority vote standard is not applicable to the election of director designees to the Company’s subsidiary boards or to contested director elections.

Proposal No. 2 — Appointment of Independent Registered Public Accounting Firm

Upon the recommendation of the Audit Committee, the Board of Directors has recommended the appointment of the firm of Ernst & Young Ltd. as the Company’s independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2012 and recommends that shareholders authorize the Board of Directors, acting through its Audit Committee, to set the fees for the independent registered public accounting firm. Ernst & Young Ltd. has audited the Company’s financial statements since the Company’s inception in December of 2001. Representatives of Ernst & Young Ltd. are expected to be present at the Annual General Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

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THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF ERNST & YOUNG LTD. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS, ACTING THROUGH ITS AUDIT COMMITTEE, TO SET THE FEES FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The appointment of Ernst & Young Ltd. as the Company’s independent registered public accounting firm and the authorization of the Board of Directors, acting through its Audit Committee, to set the fees for the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

Proposal No. 3 —Advisory Vote to Approve Named Executive Officer Compensation

Pursuant to regulations promulgated under the Exchange Act, this proposal gives you as a shareholder the opportunity to endorse or not endorse our pay program for named executive officers by voting for or against the compensation as set forth in this proxy statement. As described in detail later in this proxy statement under the heading “Compensation Discussion and Analysis,” our compensation policies are designed to attract, motivate, and retain our named executive officers, who are critical to lead and grow our businesses. Under these policies, our named executive officers are rewarded for the achievement of specific annual and long-term corporate financial and strategic goals, which are selected with the overall goal of maximizing shareholder value over the long term in a manner consistent with the Company’s risk parameters.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ADVISORY PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS SET FORTH IN THIS PROXY STATEMENT.

The shareholder advisory vote to approve the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the votes cast at the Annual General Meeting. However, the say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our shareholders and we will consider our shareholders’ vote. The Compensation Committee will evaluate whether any actions are necessary in light of the shareholder vote.

Proposal No. 4 — Adoption of Amendments to Our Amended and Restated Bye-Laws

At its meeting on March 1, 2012, the Board of Directors reviewed our Bye-Laws in light of the exercise in December 2011 of the last remaining outstanding warrants granted to the Company’s founding shareholders and determined that certain provisions in our Bye-Laws were no longer required. Under Section 13 of the Companies Act 1981 of Bermuda and Section 150(1) of our current Bye-Laws, our shareholders must approve any amendments to our Bye-Laws by the vote of a majority of the votes cast at the Annual General Meeting. Following its review, the Board of Directors unanimously approved the proposed amendments to the Amended and Restated Bye-Laws and recommends their approval and adoption by the shareholders of the Company.

Warrants. The proposed amendments to our Bye-Laws eliminate references to the warrants that were issued to certain shareholders of the Company at the time of its founding in December of 2001. All of these warrants were exercised prior to their scheduled expiration in December of 2011, thus obviating the need for further reference to their existence in our Bye-Laws.

Class A Shares. The proposed amendments to our Bye-Laws also eliminate references to the class A shares. Certain of the warrants issued by the Company were convertible into class A shares rather than ordinary shares. The class A shares carried identical rights to the Company’s ordinary shares, except that the class A shares did not carry any voting rights. The class A shares were convertible into ordinary shares at the election of the shareholder. At this time, there are no class A shares or warrants convertible into class A shares outstanding, therefore eliminating any need for further reference to class A shares in our Bye-laws.

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Shareholders Agreement. The founding shareholders of the Company in December of 2001 entered into a Shareholders Agreement, which provided for a variety of share ownership limitations and rights. The final applicable provisions of the Shareholders Agreement expired in accordance with their terms upon the sale by the last remaining founding shareholder holding a material stake in the Company in January of 2011. The proposed amendments to our Bye-Laws eliminate references to the Shareholders Agreement.

Board Observers. Our current Bye-Laws permitted certain of our founding shareholders to appoint observers to attend the meetings of the Company’s Board of Directors and its constituent committees. Our founding shareholders’ right to appoint observers was pursuant to the terms of the Shareholders Agreement. With the expiration of the Shareholders Agreement, none of our founding shareholders retain the right to appoint observers. The proposed amendments to our Bye-Laws eliminate references to board observer rights.

The full text of the proposed amendments to our Amended and Restated Bye-Laws, marked to show the changes from our current Bye-Laws, is attached to this proxy statement as Appendix A.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE AMENDMENTS TO OUR AMENDED AND RESTATED BYE-LAWS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The adoption of the Company’s proposed amendments to our Amended and Restated Bye-Laws requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

BOARD OF DIRECTORS

Information Concerning Continuing Directors

Class II: Term Expires at the 2013 Annual General Meeting

John T. Baily, 68, has been a director since August 2003 and currently serves as Chairman of the Audit Committee, co-Chairman of the Risk Committee and as a member of the Investment Committee of the Board. Mr. Baily was formerly President of Swiss Re Capital Partners, where he worked from 1999 to 2002. Prior to joining Swiss Re, Mr. Baily was a partner at PricewaterhouseCoopers LLP (and its predecessor, Coopers & Lybrand) for 23 years, serving as the head of the Coopers & Lybrand Insurance Practice Group for 13 years. Mr. Baily also serves on the boards of directors of Golub Capital BDC, RLI Corp. and Albright College and was a director of NYMAGIC, Inc, from 2003 through 2010 and Erie Indemnity Company from 2003 through 2008. Mr. Baily is a graduate of both Albright College (cum laude, BS, Economics) and the University of Chicago (MBA), has served on the board of Coopers & Lybrand and as Chairman of the AICPA Insurance Companies Committee.

We believe Mr. Baily’s qualifications to serve on our Board include Mr. Baily’s more than thirty years of experience in the insurance industry, his extensive accounting knowledge and his membership on the board of directors of other publicly traded insurance companies, which allow him to provide invaluable insight and guidance to our Board on accounting, risk management and industry issues.

Norman Barham, 70, has been a director since August 2004 and currently serves as a member of the Compensation, Nominating and Corporate Governance, Risk and Underwriting Committees of the Board. Mr. Barham was Vice Chairman and President of Global Operations of Marsh, Inc., the largest diversified insurance brokerage and risk management services company in the world, from 1997 to 2000. Prior to joining Marsh, Inc., Mr. Barham held numerous senior management roles in various parts of Johnson & Higgins from 1975 to 1997, prior to the merger of Johnson & Higgins and Marsh & McLennan Companies, including President, Chief Technical Officer and Head of Global Property Insurance. Mr. Barham currently serves on the board of directors of Queens College and Frenchman’s Creek. Mr. Barham was chairman of the board of directors of Coral Insurance Company (“Coral”), a Florida domiciled property casualty insurance company, from 2004 until April 2009. On April 9, 2009, Coral was placed into receivership for purposes of rehabilitation. The Florida Department of Financial Services was appointed receiver of Coral.

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We believe Mr. Barham’s qualifications to serve on our Board include Mr. Barham’s more than thirty years of experience in the insurance brokerage industry, particularly the numerous senior management roles held during his career, which provide him with unique insights that are particularly valuable to the Board, given the Company’s significant use of brokers in both its insurance and reinsurance businesses issues.

Galen R. Barnes, 65, has been a director since May 2004 and currently serves as Chairman of the Underwriting Committee, co-Chairman of the Risk Committee and as a member of the Nominating and Corporate Governance Committee of the Board. Mr. Barnes was formerly President and Chief Operating Officer of Nationwide Mutual Insurance, where he worked from 1975 to 2003. Mr. Barnes held numerous senior and general management roles in various parts of the Nationwide organization, having previously been President of Nationwide Property and Casualty Affiliates, and President and Chief Operating Officer of Wausau Insurance. Mr. Barnes has also served on the board or committees for the Insurance Services Office, the Alliance of American Insurers, National Council on Compensation Insurance, and as a member of the Property and Casualty CEO Roundtable. Mr. Barnes received his Fellowship in the Casualty Actuarial Society in 1977. He serves as a board member of unaffiliated World Financial Capital Bank of Salt Lake City, Utah and as a voluntary director of the Self Insurance Board of The Ohio State University.

We believe Mr. Barnes’ qualifications to serve on our Board include Mr. Barnes’ expertise as an actuary and his service as President and Chief Operating Officer of one of the largest primary insurance companies in the United States, as well as his more than thirty years of experience in the insurance industry and service on a variety of industry boards and committees.

Scott D. Moore, 59, has been a director of the Company since May 2011 and currently serves as a member of the Audit, Investment and Risk Committees of the Board. Mr. Moore was the Chief Executive Officer of PartnerRe U.S., a reinsurance company, from 1998 to 2009. Prior thereto, Mr. Moore served as the Executive Vice President and Chief Financial Officer of PartnerRe Ltd. from 1993 to 1998. Mr. Moore was employed for 13 years (three years as a Partner) with Coopers & Lybrand LLP, specializing in the insurance industry.

We believe Mr. Moore’s qualifications to serve as a director of the Company include Mr. Moore’s long experience as a senior executive responsible for operations and finance at a peer reinsurance company, as well as Mr. Moore’s deep knowledge of insurance accounting obtained while employed at Coopers & Lybrand LLP.

Class III: Term Expires at the 2014 Annual General Meeting

William H. Bolinder, 68, has been a director of the Company since December 2001. Mr. Bolinder’s biographical information and qualifications are listed above under “Proposal No. 1 – Election of Directors – Election of Slate of Director Designees to Endurance Worldwide Holdings Limited.”

Susan S. Fleming, PhD., 41, has been a director of the Company since May 2011 and currently serves as a member of the Compensation, Risk and Underwriting Committees of the Board. Dr. Fleming worked at Capital Z Financial Services, a private equity firm, as a Principal from 1998 to 2001 and as Partner from 2001 to 2003. She was Vice President at Insurance Partners Advisors, LP, a private equity firm, from 1994 to 2003 and held various positions at Morgan Stanley and Company from 1992 to 1994. Dr. Fleming is currently a consultant and Senior Lecturer in management, finance and entrepreneurship at Cornell University. Dr. Fleming has been a director of Virtus Investment Partners, Inc., a publicly traded asset management company since January 2009. She also served as a director of Universal American Financial Corp., a family of specialty healthcare companies, from July 1999 to December 2003, PXRE Group, Ltd., a property reinsurer, from April 2002 to April 2005, Ceres Group, Inc., an insurance and annuity products provider, from February 2000 to August 2006 and Quanta Capital Holdings, Ltd., a specialty insurance and reinsurance holding company, from July 2006 to October 2008.

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We believe Dr. Fleming’s qualifications to serve as a director of the Company include Dr. Fleming’s experience as a private equity investor and investment banker focusing on the insurance industry, her knowledge of investing and capital market transactions and her prior and current experience sitting on multiple boards of directors, including the boards of directors of five publicly traded corporations.

Brendan R. O’Neill, 63, has been a director of the Company since February 2005. Mr. O’Neill’s biographical information and qualifications are listed below under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Worldwide Holdings Limited.”

Robert A. Spass, 56, has been a director since July 2002 and currently serves as a member of the Compensation, Investment and Risk Committees of the Board. Mr. Spass is a Partner of Capital Z Partners, an investment firm he joined as a founding partner in 1998. Prior to 1998, Mr. Spass was the Managing Partner and co-founder of Insurance Partners Advisors, L.P. Mr. Spass was also President and CEO of International Insurance Advisors, Inc., the management company of International Insurance Investors, L.P. Prior to joining International Insurance Investors, Mr. Spass was a Director of Investment Banking at Salomon Brothers with responsibility for corporate finance relationships with the insurance industry. He currently serves on the board of directors of Universal American Corp., Lancashire Holdings Limited and MountainView Capital Holdings, LLC.

We believe Mr. Spass’ qualifications to serve as a director of the Company include Mr. Spass’ background as an experienced insurance industry investor and his extensive knowledge of the capital markets, particularly as they relate to the insurance and reinsurance industry.

Board Responsibilities and Leadership Structure

The Board oversees management’s performance on behalf of the Company’s shareholders. The Board’s primary responsibilities are (1) to select, oversee and determine compensation for the Chief Executive Officer who, with senior management, runs the Company on a day-to-day basis, (2) to monitor management’s performance to assess whether the Company is creating value for the Company’s shareholders in an effective, efficient and ethical manner and (3) to periodically review the Company’s long-range plan, business initiatives, capital management and budget matters.

The Board appoints the Chairman of the Board, who may be a former officer of the Company if the Board determines that it is in the best interests of the Company and its shareholders. The roles of Chairman of the Board and Chief Executive Officer may be held by the same person or may be held by different people. However, if the Chairman is also the Chief Executive Officer, then the Board has determined that it will appoint a lead independent director (the “Lead Director”).

Mr. Bolinder was elected to the position of Chairman of the Board in March of 2011, succeeding Kenneth J. LeStrange. David Cash served in the role of Chief Executive Officer for all of 2011. The Board believes that the separation of the roles of Chairman of the Board and Chief Executive Officer is appropriate at this time as it allows our Chief Executive Officer to focus primarily on management and business strategy responsibilities, while allowing our Chairman to focus on leadership of the Board, providing feedback and advice to the Chief Executive Officer and providing a channel of communication between the Board members and the Chief Executive Officer. The Chairman of the Board presides over all Board meetings and works with the Chief Executive Officer to develop agendas for Board meetings. The Chairman advises the Chief Executive Officer and other members of senior management on business strategy and leadership development. He also works with the Board to drive decisions about particular strategies and policies and, in concert with the independent Board committees, facilitates a performance evaluation process of the Board.

The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as necessary. The independent directors also meet in executive session without management present. With respect to executive sessions of the independent directors, the independent directors may from time to time designate an independent director to serve as presiding director to chair these sessions. In addition, the presiding director may advise the Chairman of the Board with respect to agendas and information to be provided to the Board and may perform such other duties as the Board may from time to time delegate to assist it in fulfilling its responsibilities. The Board has delegated certain responsibilities and authority to the committees described below. Committees report regularly on their activities and actions to the full Board.

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Role of the Board of Directors in Risk Management

Risk Committee Oversight

The Board has administered its risk oversight of the Company through quarterly meetings of the Risk Committee, which meets with members of senior management, including representatives from the actuarial, claims, finance, internal audit, investment, legal and underwriting functions within the organization. The Risk Committee reviewed with senior management the Company’s enterprise risk management framework, with the purpose of:

•	identifying and managing the risks that threaten the Company and its solvency;

•	optimizing the Company’s risk based capital position;

•	monitoring the Company’s risk adjusted returns on capital; and

•	reviewing with management the Company’s underwriting, investment and operational volatility.

The Risk Committee has reviewed with management the methods utilized by the Company to identify and quantify risks associated with the Company’s business and operations and the Company’s established risk tolerances. In particular, the Risk Committee has monitored the Company’s capital position relative to internal standards and the requirements of the Company’s regulators and rating agencies and the Company’s liquidity relative to internal standards, established based upon a series of stress cash outflow scenarios.

Compensation Policies and Practices

When reviewing and approving the Company’s compensation programs, the Compensation Committee considers the relationship between such compensation programs and the Company’s risk management practices and risk taking incentives. We have designed our compensation plans, including our incentive compensation programs, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. The following elements have been incorporated in the compensation programs available for our employees, including our executive officers:

•	Tangible Performance Metrics Based upon Company Performance – The Company’s compensation plans utilize metrics based upon the Company’s return on equity and change in book value plus dividends. The discretionary individual component of each employee’s incentive compensation declines to 25% for senior executives. The Chief Executive Officer’s and President’s compensation is determined solely on the Company’s return on equity and change in book value plus dividends.

•	Incentive Compensation Determined on a Company-Wide Basis – The Company’s annual and long-term incentive compensation are determined based on the Company’s overall performance and not upon the performance of any business unit, subsidiary, division or other subset of the Company.

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•	A Balanced Mix of Compensation Components – The Company’s compensation program is designed to provide a balanced mix of salary, annual incentive compensation and long-term incentive compensation for our executive officers. Over the past three years, the named executive officers of the Company received an average of 24% of their total compensation in base salary, 32% of their total compensation in cash incentive compensation, 34% of their total compensation in equity incentive compensation and 9% in other compensation, principally employee benefits. The Company’s long-term incentive awards vest over four years. The Compensation Committee believes the mix of types of compensation delivered by the Company is not overly weighted toward a single form of compensation.

•	Upper Limits on Incentive Awards and Performance Metric – Each executive’s annual and long-term incentive awards are limited to a specific percentage of that executive’s base salary. The Chief Executive Officer’s maximum annual incentive award is 250% of his base salary and maximum long-term incentive award is 375% of his base salary. The maximum annual and long-term incentive awards for the Company’s other executive officers are also percentages of their respective base salaries, determined based upon the position held by the executive officers within the Company. In addition, in order to limit the incentive for excessive risk taking, the Compensation Committee establishes on an annual basis maximum absolute and relative performance thresholds, beyond which the Company is not obligated to deliver additional annual or long-term compensation to the Company’s executives.

•	Alignment of Shareholder and Management Interests – The majority of the Company’s long-term incentive awards to its executives are delivered in the form of restricted shares, which vest over a four year period. In addition, the Company has adopted share ownership guidelines, which require the Chief Executive Officer to hold Company shares having a value of at least five times the Chief Executive Officer’s base salary and which require other senior executive officers to hold Company shares having a value of at least two times such officers’ base salaries.

The Compensation Committee engaged F. W. Cook & Co., Inc. (“F.W. Cook”), its independent compensation consultant, to collaborate with the Company’s management to conduct an assessment of potential risks that may arise from our compensation programs. Based on this assessment, the Compensation Committee concluded that our compensation policies and practices do not encourage excessive and unnecessary risk taking that would be reasonably likely to have a material adverse effect on the Company.

The results of the reviews conducted by and on behalf of the Compensation Committee of the Company’s compensation practices did note that the Company currently does not have a broad policy for the recoupment of incentive compensation when such incentive compensation has been awarded to an executive and the Company’s financial statements are subsequently materially restated based upon circumstances such as fraud, intentional misconduct or gross negligence of that executive. It is the Compensation Committee’s intention, upon the establishment of the necessary rules to support a recoupment policy under the Dodd-Frank Act, to develop and implement a policy providing for recovery of incentive compensation in excess of what would have been awarded to an executive under the restated financial statements.

Committees of the Board of Directors

The Board of Directors presently has the following standing committees: Audit, Compensation, Investment, Nominating and Corporate Governance, Risk and Underwriting. Except for the Risk Committee on which Messrs. Cash and Jewett serve, each of the standing committees of the Board of Directors is comprised entirely of independent directors, as determined by the Board of Directors in accordance with New York Stock Exchange corporate governance standards (the “NYSE Corporate Governance Standards”). Each of the standing committees operates under a written charter adopted by the Board of Directors which is available on the Company’s web site at www.endurance.bm and is also available in print upon request to the Company’s Secretary.

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Below is a description of the composition, activities and meeting information of each of the standing committees of the Board of Directors:

Audit Committee. The Audit Committee currently is comprised of Messrs. Baily, Moore, O’Neill and Raver and is chaired by Mr. Baily. The Board of Directors has determined that all members of the Audit Committee are financially literate and that Mr. Baily is an “audit committee financial expert” as defined under the rules of the U.S. Securities and Exchange Commission (the “SEC”). Shareholders should understand that this designation is an SEC disclosure requirement related to Mr. Baily’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Baily any duties, obligations or liability greater than are generally imposed upon him as a member of the Audit Committee and the Board and his designation as a financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. Other currently serving members of the Audit Committee and the Board may be considered financial experts, but the Board has not so designated them at this time.

The Audit Committee (i) reviews internal and external audit plans and findings, (ii) reviews accounting policies and controls, (iii) recommends the annual appointment of auditors, (iv) reviews risk management processes and (v) pre-approves the Company’s independent auditors’ audit and non-audit services. The Audit Committee held four meetings during 2011.

Compensation Committee. The Compensation Committee currently is comprised of Messrs. Barham, O’Neill and Spass and Dr. Fleming and is chaired by Mr. O’Neill. The Compensation Committee oversees the Company’s compensation and benefit policies, including administration of annual incentive compensation and long-term incentive plans. The Compensation Committee held four meetings during 2011.

Investment Committee. The Investment Committee currently is comprised of Messrs. Baily, Carlsen, Moore, Raver and Spass and is chaired by Mr. Raver. The Investment Committee establishes investment guidelines and supervises the Company’s investment activity. The Investment Committee regularly monitors the Company’s overall investment results, reviews compliance with the Company’s investment objectives and guidelines, and ultimately reports the overall investment results to the Board of Directors. The Investment Committee held four meetings during 2011.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee currently is comprised of Messrs. Barham, Barnes and Bolinder and is chaired by Mr. Bolinder. The Nominating and Corporate Governance Committee nominates candidates for positions on the Board of Directors and establishes and maintains the Company’s corporate governance policies. The Nominating and Corporate Governance Committee held four meetings during 2011.

Risk Committee. The Risk Committee is currently comprised of all the members of the Board of Directors, and is co-chaired by Messrs. Baily and Barnes. The Risk Committee reviews and evaluates the Company’s risk management processes and procedures, as well as discusses, monitors and oversees the guidelines and policies that govern the process by which the Company assesses and manages exposure to risk. The Risk Committee held four meetings during 2011. For additional discussion regarding the Board’s role in the Company’s risk management process, please see “Role of the Board of Directors in Risk Management” above.

Underwriting Committee. The Underwriting Committee currently is comprised of Messrs. Barham, Barnes and Carlsen and Dr. Fleming and is chaired by Mr. Barnes. The Underwriting Committee oversees the Company’s underwriting policies, procedures and guidelines. The Underwriting Committee held four meetings during 2011.

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Director Nominee Process

In connection with each Annual General Meeting, and at such other times as it may become necessary to fill one or more seats on the Board of Directors, the Nominating and Corporate Governance Committee will consider in a timely fashion potential candidates for director that have been recommended by the Company’s directors, the Chief Executive Officer (the “CEO”), other members of senior management and shareholders. The qualifications for potential candidates are described below and detailed in the Company’s Director Qualification and Nomination Policy. The procedures for submitting shareholder nominations of individuals for election at the 2013 Annual General Meeting are explained below. The Nominating and Corporate Governance Committee may also determine to engage a third-party search firm as and when it deems appropriate to identify potential director candidates for its consideration. The Nominating and Corporate Governance Committee will meet as often as it deems necessary to narrow the list of potential candidates, review any materials provided in connection with potential candidates and cause appropriate inquiries to be conducted into the backgrounds and qualifications of each candidate. During this process, the Nominating and Corporate Governance Committee also reports to and receives feedback from other members of the Board of Directors and meets with and considers feedback from the CEO and other members of senior management. Interviews of potential candidates for nomination are conducted by members of the Nominating and Corporate Governance Committee, other outside directors, the CEO and other members of senior management. The final candidate(s) are nominated by the Board of Directors for election by the shareholders or named by the Board of Directors to fill a vacancy.

Shareholders of the Company wishing to nominate one or more individuals for election as directors must provide written notice to the Company at its registered office: Endurance Specialty Holdings Ltd., Attention: John V. Del Col, Secretary, Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda. Such notice of nomination for the 2013 Annual General Meeting of Shareholders must be received by the Company not later than December 1, 2012 and not earlier than November 1, 2012. Under the Company’s Bye-Laws, submissions should include:

(i)	the name and address, as it appears in the register of shareholders, of the shareholder who intends to make such nomination;

(ii)	a representation that the shareholder is a holder of record of shares entitled to vote and intends to appear in person or by proxy at the meeting to make such nomination;

(iii)	the class and number of shares which are held by the shareholder;

(iv)	the name and address of each individual to be nominated;

(v)	any information relevant to a determination of whether the recommended candidate meets the criteria for Board of Directors membership described below;

(vi)	any information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under New York Stock Exchange Rule 303A.02(b), or, alternatively, a statement that the recommended candidate would not be so barred;

(vii)	all other information relating to the recommended candidate that is required to be disclosed in solicitations for proxies in an election of directors pursuant to Regulation 14A under the Exchange Act including, without limitation, information regarding (1) the recommended candidate’s business experience, (2) the class and number of shares of capital stock of the Company, if any, that are beneficially owned by the recommended candidate and (3) material relationships or transactions, if any, between the recommended candidate and the Company’s management;

(viii)	a description of all arrangements or understandings between the shareholder and any such nominee and any other person or persons (naming such person or persons) pursuant to which such nomination is to be made by the shareholder;

(ix)	a description of all material personal and business relationships between the shareholder and any such nominee during the preceding ten (10) years;

(x)	such other information regarding any such nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act;

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(xi)	if the recommending shareholder(s) has beneficially owned more than 5% of the Company’s voting stock for at least one year as of the date the recommendation is made, evidence of such beneficial ownership as specified in the SEC’s rules;

(xii)	the signed consent of any such nominee to serve as a director, if so elected; and

(xiii)	the certification of any such nominee as to the accuracy and completeness of the information provided in such submission.

Director Qualifications

The Board has adopted a Director Qualification and Nomination Policy (the “Director Nomination Policy”) to assist the Board and its Nominating and Corporate Governance Committee in the exercise of its responsibilities in connection with the nomination of candidates to serve as members of the Board. The personal characteristics, attributes, bases for evaluation, process for renomination of current directors and Endurance’s definition of “independence” for purposes of determining the independence of members of the Board are set forth in the Director Nomination Policy and are discussed below. The Director Nomination Policy is intended as a component of the framework within which the Board, assisted by the Nominating and Corporate Governance Committee, nominates candidates to serve as members of the Board.

Under the Director Nomination Policy, candidates for the Board of Directors should possess personal characteristics consistent with those who:

•	have demonstrated high ethical standards and integrity in their personal and professional dealings;

•	possess high intelligence and wisdom;

•	are financially literate (i.e., who know how to read a balance sheet, an income statement, and a cash flow statement, and understand the use of financial ratios and other indices for evaluating company performance);

•	ask for and use information to make informed judgments and assessments;

•	approach others assertively, responsibly, and supportively, and who are willing to raise tough questions in a manner that encourages open discussion; and/or

•	have a history of achievements that reflect high standards for themselves and others, while retaining the flexibility to select those candidates whom it believes will best contribute to the overall performance of the Board of Directors.

In addition, under the Director Nomination Policy, candidates for the Board of Directors should have one or more of the following attributes:

•	a record of making good business decisions;

•	an understanding of management “best practices”;

•	relevant industry-specific or other specialized knowledge;

•	a history of motivating high-performing talent; and

•	the skills and experience to provide strategic and management oversight, and to help maximize the long-term value of the Company for its shareholders.

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Under the Director Nomination Policy, the evaluation of any potential candidate considers the following factors:

•	independence and potential conflict issues;

•	whether any candidate has special interests that would impair his or her ability to effectively represent the interests of all shareholders;

•	the candidates’ current occupations and the number of other boards of directors on which they serve in determining whether they would have the ability to devote sufficient time to carry out their duties as directors; and

•	the candidates’ contribution to a heterogeneous Board of Directors whose attributes are diverse in viewpoint, professional experience, education, skill and other individual qualities.

The composition of the current Board includes directors with diverse backgrounds, including seasoned insurance and reinsurance industry executives, investment management veterans, investment professionals, financial experts and those with significant experience operating global enterprises at the executive level, as well as our current Chief Executive Officer and President.

In the case of current directors being considered for renomination, the director’s history of attendance at Board of Directors and committee meetings, the director’s tenure as a member of the Board of Directors and the director’s preparation for and participation in such meetings are also taken into consideration under the Director Nomination Policy.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

The Board has adopted Corporate Governance Guidelines to best ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management and to help ensure that the interests of the Board and management align with the interests of the Company’s shareholders. The Company’s Corporate Governance Guidelines outline the responsibilities, operations, qualifications and composition of the Board of Directors and embody many of our practices, policies and procedures, which are the foundation of our commitment to the highest standards of corporate governance. The Corporate Governance Guidelines are reviewed at least annually by the Nominating and Corporate Governance Committee and revised as necessary to continue to reflect improvements in our corporate governance standards.

The Board has adopted a Code of Business Conduct and Ethics that outlines the principles, policies, rules, regulations and laws that govern the activities of the Company and its employees, directors, and consultants and establishes guidelines for professional conduct in the workplace. Every employee is required to read and follow the Code of Business Conduct and Ethics. Any required amendment to, or waiver of, a provision of the Code of Business Conduct and Ethics for our directors and executive officers may be made only by our Board or the Nominating and Corporate Governance Committee and will be promptly disclosed to shareholders in accordance with the listing standards of the New York Stock Exchange and the rules and regulations of the SEC.

Copies of the Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on our website at www.endurance.bm. On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Pursuant to the Company’s Corporate Governance Guidelines and Code of Business Conduct and Ethics, the Chairman of the Audit Committee, the Chairman of the Nominating and Corporate Governance Committee and the Company’s General Counsel are charged with resolving any conflict of interest involving any member of the Board or employee of the Company. In addition, we require that each employee of the Company certify annually their compliance with the Company’s Code of Business Conduct and Ethics and other applicable Company policies.

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Review and Approval of Transactions with Related Persons

The Board has adopted a written policy and procedure for review, approval and monitoring of transactions involving the Company and “related persons” (directors and executive officers or their immediate family members, or shareholders owning five percent or greater of the Company’s outstanding shares). The policy covers any related person transaction that meets the minimum threshold for disclosure in the Company’s proxy statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

Policy

•	Related person transactions must be approved by the Board or by a Committee of the Board consisting solely of independent directors, who will approve the transaction only if they determine that it is in the best interests of the Company. In considering the transaction, the Board or Committee will consider all relevant factors, including as applicable: (i) the Company’s business rationale for entering into the transaction; (ii) the alternatives to entering into a related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to the Company.

•	The Board or relevant committee will periodically monitor the transaction to ensure that there are no changed circumstances that would render it advisable for the Company to amend or terminate the transaction.

Procedures

•	Management or the affected director or executive officer will bring the matter to the attention of the Chairman of the Board, the Lead Director (if any), the Chairperson of the Nominating and Corporate Governance Committee or the Secretary.

•	The Chairman of the Board and the Lead Director (if any) shall jointly determine (or if either is involved in the transaction, the other shall determine in consultation with the Chairperson of the Nominating and Corporate Governance Committee) whether the matter should be considered by the Board or by one of its existing Committees consisting only of independent directors.

•	If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction.

•	The transaction must be approved in advance whenever practicable, and if not practicable, must be ratified as promptly as practicable.

•	The Board or relevant committee will review the transactions annually to determine whether it continues to be in the Company’s best interests.

Communication with Directors

Shareholders and other interested parties may contact any Endurance director, including non-management directors, by writing to them at Endurance Specialty Holdings Ltd., Attention: John V. Del Col, Secretary, Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda. You may report complaints about Endurance’s accounting, internal accounting controls or auditing matters or communicate any other comments, questions or concerns. Complaints relating to Endurance’s accounting, internal accounting controls or auditing matters will also be referred to members of the Audit Committee and may also be reported by accessing MySafeWorkplace, a third party, anonymous and confidential incident reporting system at www.mysafeworkplace.com. All comments, complaints and concerns will be received and processed by the Chairman of the Audit Committee and Endurance’s Secretary. The process for collecting and organizing security holder communications, as well as similar or related activities, has been approved by a majority of the Company’s independent directors.

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Attendance at Meetings by Directors

The Board of Directors conducts its business through its meetings and meetings of its committees. Each director is expected to attend each of the Company’s regularly scheduled meetings of the Board of Directors and its constituent committees on which that director serves and the Company’s Annual General Meeting of Shareholders. Five meetings of the Board of Directors were held in 2011. All of the Company’s directors during 2011 attended 75% or more of the meetings of the Board of Directors and the meetings of the committees on which they served. Eleven of the Company’s twelve continuing directors attended the Company’s 2011 Annual General Meeting of Shareholders.

Director Independence

Under the NYSE Corporate Governance Standards, a majority of the Board of Directors (and each member of the Audit, Compensation and Nominating and Corporate Governance Committees) must be independent. The Board of Directors may determine a director to be independent if the director has no disqualifying relationship as defined in the NYSE Corporate Governance Standards and if the Board of Directors has affirmatively determined that the director has no material relationship with the Company, either directly or as a shareholder, officer or employee of an organization that has a relationship with the Company that meets the standards as set forth by the NYSE and the Company. Independence determinations will be made on an annual basis at the time the Board of Directors approves director nominees for inclusion in the annual proxy statement and, if a director joins the Board of Directors between annual meetings, at such time.

Categorical Standards.    To assist it in making its independence determinations, the Board of Directors has adopted as part of the Director Nomination Policy categorical independence standards parallel to those set forth in the NYSE Corporate Governance Standards. The categorical independence standards in the Director Nomination Policy state that:

1.	A director who is an employee, or whose immediate family member is an executive officer, of the Company or its affiliates is not independent until three years after the end of such employment relationship.

2.	A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the Company or its affiliates, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.

3.	A director who (i) is a current partner or employee of a firm that is the company’s internal or external auditor; or (ii) has an immediate family member who is a current partner of such a firm; or (iii) has an immediate family member who is a current employee of such a firm and personally works on the Company’s audit; or (iv) is or has an immediate family member who was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time is not independent until three years after the end of the affiliation or the employment or auditing relationship.

4.	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee is not independent until three years after the end of such service or the employment relationship.

5.	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not independent until three years after falling below such threshold.

In addition to the categorical standards listed above, the Board of Directors considers all relevant facts and circumstances when makings its determinations of independence.

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Independence Determination.    The Board of Directors has determined, in accordance with the Director Nomination Policy and the NYSE Corporate Governance Standards, that all of the members of the Board of Directors, other than David Cash and William Jewett, are independent and have no material relationships with the Company.

Compensation of Directors

During 2011, the Company provided its non-employee directors with the following cash compensation:

•	a base annual retainer fee of $90,000 per annum;

•	an additional retainer fee of $10,000 per annum for the Chairpersons of committees (other than the Chairperson of the Audit Committee);

•	an additional retainer fee of $20,000 per annum for the Chairperson of the Audit Committee;

•	a supplementary fee of $160,000 per annum for the Chairman of the Board, one half of which is payable in cash on a quarterly basis ($20,000 per quarter) and one half of which is payable in the form of a supplementary restricted share grant on the date of the Annual General Meeting of Shareholders; and

•	reimbursement for usual and customary travel expenses.

In addition to cash compensation, the Company may deliver to its non-employee directors equity incentive compensation. In 2011, each non-employee director was granted 1,990 restricted shares, which were issued under the Company’s 2007 Equity Incentive Plan on the date of the Company’s Annual General Meeting. In addition, pursuant to the terms of the Service Agreement (as described below) between the Company and the Chairman of the Board, the Board of Directors approved a supplemental annual equity incentive grant to Mr. Bolinder of 1,873 restricted shares under the Company’s 2007 Equity Incentive Plan on the date of the Annual General Meeting. The restricted shares granted to non-employee directors will vest on the one year anniversary of the grant date and are paid dividends when, as and if declared and paid by the Company during the one year restricted period.

The following table sets forth, for the year ended December 31, 2011, the compensation for services to the Company by each of its non-employee directors.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
John T. Baily	$109,063	$84,993	—	—	—	$2,364	$196,420
Norman Barham	$85,000	$84,993	—	—	—	$2,364	$172,357
Galen R. Barnes	$99,063	$84,993	—	—	—	$2,364	$186,420
William H. Bolinder	$166,042	$164,989	—	—	—	$4,050	$335,081
Steven W. Carlsen	$85,000	$84,993	—	—	—	$2,364	$172,357
Susan S. Fleming	$85,000	$84,993	—	—	—	$1,791	$171,784
Scott D. Moore	$67,500	$84,993	—	—	—	$1,791	$154,284
Brendan R. O’Neill	$94,375	$84,993	—	—	—	$2,364	$181,732
William J. Raver	$94,375	$84,993	—	—	—	$2,364	$181,732
Robert A. Spass	$85,000	$84,993	—	—	—	$2,364	$172,357

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(1)	Fees earned in 2011 prorated based upon an increase in the annual retainer fee commencing in the second quarter of 2011.

(2)	Amounts represent the grant date fair value with respect to restricted shares granted in 2011. At the time of our 2011 Annual General Meeting of Shareholders, held on May 11, 2011, the Company granted 1,990 restricted shares to each of our non-employee directors and an additional 1,873 restricted shares as a supplemental grant to Mr. Bolinder. The estimated grant date fair value of each restricted share award was calculated using the closing market price of our ordinary shares on the date of grant ($42.71). The restricted shares will vest and become unrestricted ordinary shares on May 11, 2012. Dividends paid on the restricted shares during 2011 are included in the All Other Compensation column. For additional information regarding the restricted shares, see Note 15 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K.

(3)	Prior to 2005, the non-employee directors’ annual equity award was delivered in the form of share options. Beginning in 2005, the non-employee directors’ annual equity award has been delivered solely in the form of restricted share units or restricted shares. The number of vested share options and unvested restricted shares held by each non-employee director at December 31, 2011 is shown below. There are no unvested share options held by any of the non-employee directors at December 31, 2011.

	September 30,	September 30,
Director	Vested Options	Unvested Restricted Shares
John T. Baily	5,000	1,990
Norman Barham	0	1,990
Galen R. Barnes	5,000	1,990
William H. Bolinder	10,000	3,863
Steven W. Carlsen	0	1,990
Susan S. Fleming	0	1,990
Scott D. Moore	0	1,990
Brendan R. O’Neill	0	1,990
William J. Raver	0	1,990
Robert A. Spass	10,000	1,990

(4)	Each director also received dividends on the restricted shares, the value of which is reflected in this column.

As employees of the Company, Messrs. Cash and Jewett do not receive any additional compensation for their service as directors of the Company.

On March 11, 2011, Mr. Bolinder entered into a new service agreement (the “Service Agreement”) with the Company for his service as non-executive Chairman of the Board of Directors for a three year period beginning on March 3, 2011 and ending on the date of the 2014 Annual General Meeting. The Service Agreement specifies that Mr. Bolinder shall receive an annual director retainer fee of $160,000 in addition to the customary base director retainer fee and equity incentive grant. One half of the additional director retainer fee shall be delivered in the form of cash and one half of the additional director retainer fee shall be delivered in the form of restricted shares on the date of each Annual General Meeting. If restricted shares are unavailable during the term of the Service Agreement, Mr. Bolinder shall receive his entire director retainer fee in the form of cash. The restricted shares granted to Mr. Bolinder under the Service Agreement shall vest upon the one year anniversary of the date of grant, subject to Mr. Bolinder continuing to serve as a member of the Board. Mr. Bolinder shall not be entitled to any other compensation or benefits, except as generally available to non-employee directors of the Company or as specifically set forth in the Service Agreement. The Service Agreement shall terminate concurrent with the termination of Mr. Bolinder’s service as Chairman of the Board of Directors, whether as a result of Mr. Bolinder’s death, resignation or removal.

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MANAGEMENT

Biographies of the current executive officers of the Company are set forth below.

Michael E. Angelina, 45, joined Endurance as its Chief Actuary in June 2005 and currently serves as the Company’s Chief Actuary and Chief Risk Officer. Mr. Angelina is an Associate of the Casualty Actuarial Society and a Member of the American Academy of Actuaries. Mr. Angelina graduated from Drexel University with a B.S. in Mathematics and began his actuarial career with CIGNA in the workers’ compensation and actuarial research units. Mr. Angelina then joined Tillinghast in 1988 where he participated in the development of Tillinghast’s excess of loss pricing system and its Global Loss Distributions initiative, as well as numerous client assignments, with a focus on reinsurance companies. Mr. Angelina worked for one year for Reliance Reinsurance Corp. as a Vice President and Actuary prior to returning to Tillinghast in 2000. Mr. Angelina is the co-author of Tillinghast’s industry-wide asbestos actuarial study and participated in the development of the 2003 FAIR Act (proposed Federal asbestos legislation).

David Cash, 47, has been Chief Executive Officer of Endurance since March 1, 2010. Mr. Cash’s biographical information is included above under “Proposal No. 1 — Election of Directors — Election of Endurance Directors.”

John V. Del Col, 50, has been the Company’s General Counsel and Secretary since January 2003 and Executive Vice President, Acquisitions since February 2007. Mr. Del Col’s biographical information is included above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.”

Joan deLemps, 60, was named Chief Underwriting Officer in March 2010, having served as Chief Casualty Officer for Endurance’s Worldwide Reinsurance operation since February 2007. An accomplished underwriting executive with over 35 years of insurance and reinsurance experience, Ms. deLemps joined Endurance in May 2003 from Gerling Global Financial Products Inc. (“GGFP”), where she was the Senior Managing Director of Underwriting and a founding member of the Structured Reinsurance group. Prior to joining GGFP, Ms. deLemps was a Senior Vice President at Swiss Reinsurance where she held various underwriting and management positions in both the facultative and treaty operations, ultimately managing the underwriting activities of Atrium, Swiss Re’s structured reinsurance operation. She began her career as a casualty insurance underwriter at Aetna Casualty & Surety.

William M. Jewett, 54, has been President of the Company since March 1, 2010. Mr. Jewett’s biographical information is listed above under “Proposal No. 1 – Election of Directors – Election of Endurance Directors.”

Catherine A. Kalaydjian, 53, was named Chief Claims Officer of Endurance as of March 2007. She joined Endurance in August 2003 as Head of Claims for the U.S. reinsurance operations. Ms. Kalaydjian joined Endurance from QBE the Americas, where she was the Senior Vice President, Head of Claims for both the North and South America operations. Prior to joining QBE in 1997, Ms. Kalaydjian spent ten years as the senior claims officer and a Director of Resolute Management Corp., a wholly owned subsidiary of Berkshire Hathaway. She started her primary career with GAB Business Services and was the Excess Surplus Lines Claim Manager at Integrity Insurance Company. Ms. Kalaydjian is very active in leadership roles in industry organizations and is a past President of the IACP (International Association of Claim Professionals) and a past President of APIW (Association of Professional Insurance Women). Ms. Kalaydjian holds a B.A. cum laude, in Marketing Management from Siena College, Loudonville, NY.

Michael J. McGuire, 39, has been Chief Financial Officer since January 2006. Mr. McGuire joined Endurance in 2003 to lead its external reporting, treasury and Sarbanes-Oxley compliance initiatives. Mr. McGuire came to Endurance from Deloitte & Touche LLP where he spent over nine years working in a variety of audit and advisory roles in the United States, Bermuda and Europe. In his last role at Deloitte & Touche, Mr. McGuire served as a senior manager in their merger and acquisition advisory practice, providing transaction accounting, structuring and due diligence services to private equity and strategic investors. Mr. McGuire is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

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John L. O’Connor, 49, has been Chief Administrative Officer since September 2011. In addition, Mr. O’Connor has served as President and Chief Operating Officer of Endurance Services Limited since October 2004. Mr. O’Connor came to Endurance with nearly 20 years of consulting and public accounting experience, most recently as a Partner in Accenture’s Financial Services Practice, responsible for Insurance Solutions in North America, including underwriting, claims, policy management, reinsurance, billing and other related solutions. Mr. O’Connor joined Arthur Andersen, Accenture’s former parent organization, in 1985, as an auditor. A graduate of Fairfield University (BS, Accounting), Mr. O’Connor is a Certified Public Accountant and a Fellow of the Life Management Institute.

Mark K. Silverstein, 49, has been Chief Investment Officer since August of 2005. With 27 years of professional experience in investments, prior to joining Endurance Mr. Silverstein was an Executive Vice President at XL Investment Management (USA), LLC. In this capacity, he led the Structured and Spread Asset Group and was on the Investment Committee. Mr. Silverstein has focused on fixed income investments throughout his career, which began in 1985 in Fixed Income Research with Credit Suisse First Boston. In 1991, Mr. Silverstein joined BEA Associates, an investment management firm which was later acquired by Credit Suisse Asset Management, where Mr. Silverstein became Managing Director, Fixed Income Portfolio Manager. His responsibilities included managing U.S. and global core fixed income portfolios. Mr. Silverstein holds a B.S. in Urban Studies from Cornell University and an M.B.A. in Finance from the University of Chicago. He currently serves on the Board of Trustees of the Greenwich Roundtable and is Chairman of their Education Committee. He was a contributor to two Best Practices in Alternative Investing: Portfolio Construction (2009) and Managing Complexity (2011).

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The following discussion provides an overview and analysis of the Compensation Committee’s philosophy and objectives in designing the compensation program for the Company’s employees, including its executive officers. In this discussion and analysis, we address our compensation determinations and the rationale for those determinations relating to the Company’s Chief Executive Officer, Chief Financial Officer and the next three most highly compensated executive officers, whom we refer to collectively as the “Named Executive Officers.” Our Named Executive Officers for 2011 are:

•	Chief Executive Officer – David Cash

•	Chief Financial Officer – Michael J. McGuire

•	President – William M. Jewett

•	General Counsel, Secretary and Executive Vice President, Acquisitions – John V. Del Col

•	Chief Claims Officer – Catherine A. Kalaydjian

This discussion should be read together with the compensation information for the Named Executive Officers that can be found in this proxy statement following this discussion.

Executive Summary

Our compensation programs are intended to align our executive officers’ interests with those of our shareholders by rewarding performance that meets or exceeds the goals established by the Board with the objective of increasing shareholder value.

The components of our executive compensation program, the primary purpose of each component and the form of compensation for each component are described in the following table.

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Component	Primary Purpose	Form of Compensation

Base Salary	Provides base compensation for executives’ ongoing performance of job responsibilities throughout the year	Cash

Annual Incentive Compensation	Rewards performance during the year based upon the achievement of critical business goals on an annual basis	Cash

Long-Term Incentive Compensation	Encourages long-term improvement in the performance of the Company and aligns the financial interests of executives with shareholders	Time-based restricted shares and/or time-based restricted cash, both of which vest ratably over 4 years

Other Employee and Executive Benefits	Fosters executive retention and enhances productivity and job satisfaction	Retirement savings programs, health and disability insurance, life insurance and ancillary executive benefits

In line with our pay for performance philosophy, the total compensation received by our executive officers varies based primarily upon corporate performance measured against specific performance goals established by the Compensation Committee at the commencement of the year. The Company’s performance goals, which were based upon operating return on the Company’s shareholder equity and the Company’s growth in book value per share plus dividends paid compared to the Company’s peers, are quantifiable and were chosen to align closely with shareholder value appreciation. Our executive officers’ total compensation is comprised of a mix of base salary, annual incentive compensation and long-term incentive awards.

Our absolute and relative corporate performance for 2011 was a key factor in determining the annual incentive compensation and long-term incentive awards delivered to our executive officers.

•	Our operating return on equity of -6.3% was significantly lower than the 10.0% target operating return on equity established by the Board for the Company at the commencement of 2011.

•

The change in our book value per share plus dividends was in the 30th percentile when compared to our peers, lower than the 65th percentile target established by the Compensation Committee for the Company.

•	Based upon the foregoing Company performance factors, the Compensation Committee established the corporate portion of executive officers’ annual incentive compensation at 4% of the maximum annual incentive compensation and established the corporate portion of executive officers’ long-term incentive compensation at 48% of their maximum long-term incentive compensation (based upon the three year average performance of the Company).

•	The Compensation Committee did not increase the base salaries of our executive officers in 2012.

For a more detailed description of the Company’s financial results, please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” in our Annual Report on Form 10-K.

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In consideration of the foregoing factors, the Compensation Committee approved the following 2011 compensation for the Named Executive Officers:

	September 30,	September 30,	September 30,
	Base Salary(2)	Annual Incentive Compensation(3)	Long-Term Incentive Compensation(4)
Chief Executive Officer(1)	$825,000	$82,500	$1,471,250
Average for Other Named Executive Officers(1)	$537,500	$161,100	$665,775

(1)	The table above shows the elements of compensation utilized by the Compensation Committee for the purpose of determining executive compensation in 2011 and is intended to assist shareholders in understanding the elements of the Company’s executive compensation program. This information differs from the calculation of total compensation in accordance with the disclosure rules of the SEC, primarily by including the value of restricted shares granted in March of 2012 for the prior year 2011 performance, separating the value of restricted cash from annual incentive compensation and not including the elements comprising “All Other Compensation” in the Summary Compensation Table below.

(2)	The base salary amounts set forth above in the “Base Salary” column represent the base salary rates as of December 31, 2011 for the Named Executive Officers. Certain base salaries became effective March 2011; therefore, these amounts listed above may differ from the base salary amounts actually paid during calendar year 2011 and as shown in the Summary Compensation Table below.

(3)	The amounts disclosed above in the “Annual Incentive Compensation” column represent cash incentive compensation determined based upon 2011 performance that were paid in March 2012.

(4)	The amounts set forth above in the “Long-Term Incentive Compensation” column represent the dollar value of restricted shares delivered to the Named Executive Officers in March of 2012 based upon 2011 performance. Mr. Cash received 37,370 restricted shares and the other Named Executive Officers received an average of 16,912 restricted shares in March of 2012. The restricted shares delivered vest 25% per year over the next 4 years.

The Compensation Committee values the input of our shareholders regarding our executive compensation programs and practices. The annual advisory vote on Named Executive Officer compensation (say-on-pay) is an important opportunity for shareholders to provide their input regarding executive compensation. Shareholder endorsement of the design and administration of our executive compensation programs was evidenced by approval of 93% of the shares voting at our 2011 Annual General Meeting of Shareholders. As a result of this favorable vote regarding our named executive officer compensation, it was determined that no material changes were necessary to our executive compensation design and administration. The Compensation Committee will continue to consider the views of our shareholders in connection with our executive compensation program and make improvements based upon evolving best practices, market compensation information and changing regulatory requirements.

In addition, at our 2011 Annual General Meeting of Shareholders, our shareholders voted to hold an advisory vote on executive compensation every year. The Compensation Committee has accepted the shareholders’ recommendation and therefore shareholders will have another opportunity to consider and approve, in a non-binding advisory vote, the compensation of our named executive officers at the Annual General Meeting.

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Objectives of the Company’s Compensation Programs

In order to accomplish the Company’s goal of maximizing shareholder value over the long term in a manner consistent with the Company’s risk parameters, the Company believes that it must attract, motivate and retain the talented individuals at all levels of the organization needed to lead and grow the Company’s businesses. To that end, the Compensation Committee has based its compensation program for the Company’s employees on the following principles:

•	Compensation should reflect the value of the job in the marketplace. To attract and retain a highly skilled work force, we must remain competitive with the pay of other employers who compete with us for talent.

•	Compensation should be based on the level of job responsibility. As employees progress to higher levels in the organization, an increasing proportion of their pay should be linked to Company performance, because they are more likely to affect the Company’s results. In addition, a greater portion of more senior employees’ pay should be variable (such as annual incentive and long-term incentive compensation) rather than fixed (such as base salary).

•	Compensation should reward performance. Top tier individual and Company performance, measured on both an absolute and relative basis, should result in top-tier compensation. Where individual and/or Company performance lags absolute and relative objectives, compensation should deliver lower-tier compensation.

•	Compensation should be linked to achievement. To be effective, the Company’s compensation program should enable employees to easily understand how their efforts can affect their pay, both directly through individual performance accomplishments and indirectly through contributing to the Company’s achievement of its performance goals.

•	Compensation should reflect the means by which performance is achieved. To ensure the Company’s performance is attained by means encompassed by the Company’s risk parameters, the Company’s compensation program permits adjustment upward or downward in its variable compensation elements prior to earn out at the discretion of the Compensation Committee.

•	Compensation should foster the long-term focus required for success in the insurance and reinsurance industries. Employees at higher levels in the Company receive an increasing proportion of their compensation in the form of equity incentives which vest over time because they are in a position to have a greater influence on longer-term results.

Roles of the Participants in the Company’s Compensation Process

The Compensation Committee. The Compensation Committee, which is comprised exclusively of independent members of the Board, sets the Company’s compensation policies and is charged with all compensation actions related to the Company’s Chief Executive Officer and senior executives. The Committee’s complete roles and responsibilities are set forth in its written charter adopted by the Board of Directors, which can be found at www.endurance.bm.

The Compensation Consultant. To assist the Compensation Committee in accomplishing its goals, the Compensation Committee has retained F. W. Cook as its independent compensation consultant. F.W. Cook reports directly to the Compensation Committee and does not provide any other services to the Company, unless directed to do so by the Compensation Committee. The Compensation Committee generally relies on F.W. Cook to provide it with comparison group benchmarking data and information as to market practices and trends, and to review the Compensation Committee’s proposed compensation policies. F.W. Cook does not make specific base salary and/or annual or long-term incentive award recommendations, although it does provide award ranges for the Compensation Committee to consider. In fiscal 2011, the consulting services provided by F.W. Cook also included: reviewing the Company’s compensation program to determine whether the Company’s compensation practices encourage excessive and unnecessary risk taking that would be reasonably likely to have a material adverse effect on the Company; recommending changes to the Company’s compensation plans and practices; changes to the executive compensation peer group; director compensation; review of the Company’s proxy statement; compliance with the executive compensation provisions of the Dodd-Frank Act; and providing market information regarding general compensation practices. F.W. Cook attends Compensation Committee meetings as requested by the Compensation Committee.

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Company Management. Our Chief Executive Officer and the Company’s Global Human Resources Officer, working with internal resources, recommend the design of our compensation programs to the Compensation Committee and recommend modifications to existing or the adoption of new compensation plans and programs to the Compensation Committee. In addition, our Chief Executive Officer recommends to the Compensation Committee the performance metrics used to determine payouts under our annual and long-term incentive compensation programs, and each executive officer’s individual performance goals are jointly developed by the executive and the Chief Executive Officer.

Before the Compensation Committee makes compensation decisions, the Chief Executive Officer provides his assessment of each executive officer’s performance, other than his own, addressing such factors as the officer’s achievement of individual goals, leadership accomplishments, contribution to the Company’s performance and the achievement of Company goals, areas of strength and areas for development. He then makes specific base salary, annual and long-term incentive award recommendations relating to the individual portion of each officer’s annual and long-term incentive awards. In preparing compensation recommendations for the Compensation Committee, our Chief Executive Officer and Global Human Resources Officer and other internal resources review compensation and survey data compiled for the Compensation Committee by F. W. Cook for similarly-situated executives at our peer group of companies. Our Chief Executive Officer attends Compensation Committee meetings but is not present for, and does not participate in, the discussions concerning his own compensation. Decisions relating to the compensation of our executive officers are made solely by the Compensation Committee and reported to the full Board of Directors.

The Company’s Compensation Process

The Compensation Committee met in executive session in February 2012 to review the Company’s performance and the performance of the Chief Executive Officer, the other Named Executive Officers and the Company’s other senior executives. The Compensation Committee advised the Board of Directors with respect to all compensation determinations for these executives. Further, the Compensation Committee regularly updates the Board on key compensation matters.

The Compensation Committee has established a number of processes to assist it in ensuring that the Company’s executive compensation program is achieving its objectives. Among those are:

•	Establishment of Company and Individual Objectives. The Compensation Committee believes the establishment of clear and measurable objectives for the Company and its individual employees is of paramount importance in the creation of a compensation program which meets the goal of maximizing shareholder value over the long term in a manner which remains within the Company’s risk tolerances. To that end, the Compensation Committee establishes at the beginning of each year a set of financial targets, including an operating return on average equity target, based upon the Company’s budget and financial plan and risk tolerances presented to and approved by the Board. In addition, the Compensation Committee creates with the Chief Executive Officer a set of specific individual job objectives for the upcoming year designed to facilitate the Company meeting its budgeted financial targets. In turn, the Chief Executive Officer utilizes the individual job objectives established by the Compensation Committee for the purpose of creating the individual job objectives for the executives who report to the Chief Executive Officer — a process which is then repeated throughout the organization. Individual job objectives vary by each executive’s seniority and functional role within the organization, but generally include the following:

•	achievement of financial goals in the Company’s budget, as approved by the Board, within applicable risk management parameters;

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•	management of underwriting, operational and investment risks within established guidelines;

•	development of leadership and management capabilities of the Company;

•	application of capital allocation process with the goal of maximizing the Company’s risk adjusted rate of return;

•	implementation of the Company’s strategic plan; and

•	compliance at a high level with applicable law, regulations and corporate governance standards.

By linking compensation to clear and measurable Company and individual objectives shared with each employee in the Company, the Compensation Committee endeavors to establish the Company’s compensation program as a forward-looking incentive program which elicits the desired and coordinated efforts of the Company’s management and employees, rather than a backward-looking rewards program, with no effective link to the desired behaviors of the Company’s management and employees.

•	Assessment of Company Performance. At the end of each year, the Compensation Committee assesses the Company’s performance against its corporate objectives. In order to assess the Company’s performance over the past year, the Compensation Committee reviews both the Company’s absolute and relative performance and the Company’s compliance with its established risk parameters.

•

Absolute Company Performance. The Compensation Committee considers the Company’s performance over the past year, relative to the Company’s budget presented to the Board at the commencement of the year. The Compensation Committee reviews all aspects of the Company’s actual performance versus budget, with particular emphasis on the Company’s actual versus budgeted operating return on average equity and the Company’s compliance with its established risk parameters. Annual incentive compensation is determined based on absolute Company performance over the past year, while long-term incentive compensation is determined based on absolute Company performance over a three year period. The Compensation Committee measures absolute Company performance by operating return on average equity. The Compensation Committee seeks to calibrate its targeted performance to be in the 65th to 75th percentile of the Company’s peers. During the three years ending December 31, 2011, the Company’s average target operating return on average equity was 12.5%, which equated to the 70th percentile when compared to the average actual operating return on average equity of the Company’s peers during the same three year period.

•	Relative Company Performance. The Compensation Committee also reviews the Company’s performance over the past year relative to a peer group of Bermuda-based insurance and reinsurance companies (the “Peer Group”). The Peer Group consists of companies that generally meet the following criteria:

•	Gross premiums written comparable to the Company;

•	Market capitalization comparable to the Company;

•	Compete with the Company in the marketplace for business and investment capital;

•	Compete with the Company for executive talent; and

•	Have generally similar pay models (we do not compare with banking, investment banking or investment management companies where the mix of pay elements or program structure is materially different).

Each year, the Compensation Committee evaluates and, if appropriate, updates the composition of the Peer Group to ensure it remains relevant for the Company’s comparative compensation purposes. Changes to the Peer Group are carefully considered and made infrequently to assure continuity from year to year. The companies included in the Peer Group in 2011 were:

• Allied World Assurance Company Limited	• Montpelier Re Holdings Ltd.

• Alterra Capital Holdings Limited	• PartnerRe Ltd.

• Arch Capital Group Ltd.	• Platinum Underwriters Holdings, Ltd.

• Axis Capital Holdings Limited	• RenaissanceRe Holdings Ltd.

• Everest Re Group, Ltd.	• Transatlantic Holdings Inc.

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During 2011, the Compensation Committee reviewed the composition of the Peer Group and determined that the Peer Group would benefit from the inclusion of several additional companies. Accordingly, the Compensation Committee has added to the Peer Group in 2012 the following companies:

•	Argo Group International Holdings, Ltd.

•	Aspen Insurance Holdings Ltd.

•	RLI Corporation

•	Validus Holdings Ltd.

The Peer Group provides a relevant gauge of compensation levels from external sources and allows us to assess the compensation practices of our primary competitors for employees. In addition, the Peer Group indicates the practices of leading organizations of comparable scope and focus and provides a reference point for establishing corporate performance expectations for our incentive compensation programs.

The Compensation Committee measures the relative change in book value per share plus dividends paid to ordinary shareholders of the Company and the Peer Group, believing that change in book value per shares plus dividends paid to ordinary shareholders represents the most effective measurement of performance in the business in which the Company operates. Targeted performance for the Company is the 65th percentile of the Company’s Peer Group.

•	Assessment of Individual Performance. At the conclusion of each year, the non-management directors complete a written evaluation of the Chief Executive Officer’s performance for the past year. The written evaluation includes an assessment of the Chief Executive Officer’s performance against his previously established performance objectives, as well as the Chief Executive Officer’s performance in respect of a set of core competencies identified as essential for executives occupying senior leadership positions within the Company. The written evaluation also includes an opportunity for director input on the Chief Executive Officer’s strengths and developmental needs. The results of the written evaluation are shared by the Board with the Chief Executive Officer. A similar written evaluation and review is utilized by the Chief Executive Officer for the senior executives and by managers for each other employee throughout the Company.

In determining the level of incentive compensation, the Compensation Committee ascribes a variable weight to individual performance versus Company performance. The Compensation Committee believes that the more senior the executive is within the Company, the greater ability that executive has to influence the Company’s overall performance. The Compensation Committee reserves the right to adjust the relative weighting of individual and Company performance and to take into account alternative measures of performance for a given year or for specific individuals, including the Chief Executive Officer and President.

•

Peer Compensation Comparison. The Compensation Committee believes proper execution of the Company’s strategic and tactical business plans requires employees who have the knowledge and talent which is unique to the specialized insurance and reinsurance business lines in which the Company participates and, as a result, the Company must compete with its Peer Group for talent. In order to compare the Company’s compensation program to its peers, the Compensation Committee reviews publicly available Peer Group proxy data, as well as the data available from industry compensation surveys. The Compensation Committee compares compensation programs generally, as well as the compensation of individual executives to the extent sufficient data exists to make the comparison meaningful. The Compensation Committee utilizes Peer Group data primarily to ensure that the Company’s compensation program as a whole is competitive, meaning generally between the 25th and 75th percentile of comparative pay of the Company’s peers for commensurate performance. To the extent sufficient competitive data is available, the Compensation Committee targets aggregate incentive compensation for the Chief Executive Officer and senior executives during a year in which both the Company and individual have met or exceeded performance targets at the 65th to 75th percentile of comparative pay.

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•	Total Compensation Review. The Compensation Committee reviews the base pay, annual incentive compensation and long-term incentive compensation of the Chief Executive Officer and the Company’s senior executives. In addition, the Compensation Committee reviews all other compensation elements, including non-equity incentive plan compensation, deferred compensation and perquisites for the Company’s Chief Executive Officer and the Company’s most senior executive officers. The Compensation Committee also reviews the Company’s contractual obligations to its senior executives in the event of a change in control of the Company or an employment termination event. Following its review of these compensation elements at its meeting in February 2012, the Compensation Committee determined that these elements of compensation were reasonable in the aggregate.

Elements of the Company’s Compensation Program

The Company’s compensation program combines four elements: (i) base salary; (ii) annual incentive compensation; (iii) long-term incentive compensation and (iv) a package of employee benefits. The following is a discussion of the Compensation Committee’s considerations in establishing each of the compensation components for the Company’s Named Executive Officers.

Base Salary. Base salary is the guaranteed element of the Company’s compensation structure and is paid to its employees for ongoing performance throughout the year. Base salaries for the Company’s executives are targeted at the median of base salaries paid for similar positions at a comparative group of companies. The base salaries of individual executives can and do vary from this salary benchmark based on such factors as individual performance, potential for future advancement, specific job responsibilities and length of time in their current position. As used in this discussion, base salary refers to the annual base salary rate as of the end of the applicable year. In setting base salaries for 2011, the Compensation Committee considered the following factors:

•	The Company’s Merit Increase Budget. The Company’s overall budget for base salary increases for 2011 was determined based upon industry compensation surveys in the applicable markets in which the Company operates.

•	Internal Differences in Positions. The Company’s base salaries differ based upon the job level of a given employee and the seniority of the employee occupying that position.

•	Individual Performance. Salary increases for the Company’s employees may be greater than or less than the average budgeted salary increase based upon that employee’s individual performance during the year.

Mr. Cash’s base salary increased 10% during 2011, reflecting the strong performance of the Company in 2010 and the relatively low base salary for Mr. Cash when compared to the Chief Executive Officers within the Peer Group. The average base salary for the other Named Executive Officers increased 5.1% during 2011. The Compensation Committee determined not to increase base salaries for the senior executives of the Company, including the Named Executive Officers, in 2012.

Annual Incentive Compensation. Our annual incentive compensation program supports our corporate strategy by linking a significant portion of our employees’ total annual cash compensation to the achievement of critical business goals on an annual basis. All of our salaried employees, including our Named Executive Officers, are eligible to earn annual incentive compensation. Annual incentive compensation is paid in March for the prior year’s performance and is based upon the Compensation Committee’s evaluation of the Company’s performance and each executive’s individual performance in the prior year. The annual incentive compensation opportunity for each employee has been previously established by the Compensation Committee based upon the level of responsibility of that employee within the Company and does not change absent a promotion or a compensation adjustment reflecting a significant change in the level of compensation being paid in the employment marketplace for a given position.

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The Compensation Committee believes that the more senior an employee is within the Company, the greater amount of that employee’s compensation should be based upon the performance of the Company each year. The annual incentive compensation opportunity for each employee is determined based upon a set percentage of that employee’s base salary as of the end of the year in which the annual incentive compensation is earned. The annual incentive compensation for Mr. Cash, our Chief Executive Officer, and for Mr. Jewett, our President, is determined solely based upon the Company performance. For the other Named Executive Officers, 25% of their annual incentive compensation is determined by reference to the Named Executive Officers’ individual performance appraisal and the remaining 75% is determined based upon Company performance. For the purpose of determining annual incentive compensation, the Company’s 2011 return on average equity (absolute Company performance) determines 65% of the Company performance, while the Company’s 2011 increase in book value per share plus dividends relative to the Peer Group (relative Company performance) determines the remaining 35% of the Company’s performance. For 2011, our targeted operating return on average equity was 10.0%. Our actual operating return on average equity for 2011 was -6.3%. For 2011, our change in book value per share plus dividends paid to ordinary shareholders was -1.9%, which placed us in the 30th percentile of our Peer Group.

Based upon the Company’s 2011 operating return on equity and change in book value per share (and individual performance for those Named Executive Officers other than Messrs. Cash and Jewett), the Compensation Committee set the annual incentive compensation of Mr. Cash and the other Named Executive Officers as follows:

	September 30,	September 30,	September 30,		September 30,
	Annual Incentive Compensation Range(1)	Target Annual Incentive Compensation(1)	2011 Annual Incentive Compensation Percentage(1)		2011 Annual Incentive Compensation Amount
Chief Executive Officer	0% to 250%	125%	10%		$82,500
Other Named Executive Officers	0% to 220%	80% to 110%	30%	(2)	$161,100	(2)

(1)	Percentage of base salary.

(2)	Average 2011 annual incentive compensation for the Named Executive Officers other than Mr. Cash.

Long-Term Incentive Compensation. The Compensation Committee believes the inclusion of long-term incentive compensation in the Company’s compensation structure fosters the appropriate perspective in management, given that the ultimate profitability of the insurance or reinsurance underwritten by the Company may not be fully known for years. In addition, with the equity component of the Company’s long-term incentive compensation, the Compensation Committee wishes to align the interests of the Company’s managers and employees with the Company’s owners to the greatest extent practicable. Finally, long-term incentive compensation, which potentially expires in the event of the departure of an executive from the employ of the Company, has the ability to retain valuable executive talent within the organization.

All grants of long-term incentives have been approved by either the independent directors of the Board or the Compensation Committee. Authority to grant long-term incentive awards to new hires is on occasion delegated by the Compensation Committee to the Chief Executive Officer. Any long-term incentive awards so granted to new hires are subsequently ratified by either the independent directors on the Board or the Compensation Committee. The Board has established March 1, June 1, September 1 and December 1 as quarterly grant dates for long-term awards approved by the Board’s independent directors or Compensation Committee during the previous three month period for existing employees and utilizes the date of hire as the grant date for long-term awards delivered to newly hired employees.

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During the past three years, the Compensation Committee has utilized two forms of long-term incentive compensation: restricted shares and restricted cash.

•	Restricted Shares. The Company’s restricted shares vest and become unrestricted ordinary shares in four equal annual installments. Dividends on restricted shares are paid in cash. Restricted shares are subject to forfeiture upon an employee’s departure from the Company. At this time, the Company believes restricted shares provide the most effective means of aligning management and shareholder interest in the prudent growth and development of the Company, while continuing to operate within the risk parameters established by the Company.

•	Restricted Cash. The Company’s restricted cash awards vest in four equal annual installments, are fixed in dollar amount and bear interest at a rate determined by reference to five year U.S. treasury rates. The restricted cash awards provide another method for the Company to deliver retention incentives to its employees, to more closely tailor its mix of retention and shareholder alignment incentives amongst the differing levels of executives within the Company and to allow for more careful allocation of limited equity incentives to instances where the Compensation Committee believes they will be most helpful to the Company.

Long-term incentive compensation is delivered each March for the prior year’s performance and is based upon the Compensation Committee’s evaluation of the Company’s performance and each executive’s individual performance in the prior year. The long-term incentive compensation opportunity for each employee has been previously established by the Compensation Committee based upon the level of responsibility of that employee within the Company and does not change absent a promotion or a compensation adjustment reflecting a significant change in the level of compensation being paid in the employment marketplace for a given position.

The Compensation Committee believes that the more senior an employee is within the Company, the greater amount of that employee’s long-term incentive compensation should be based upon the performance of the Company. The long-term incentive compensation for Mr. Cash, our Chief Executive Officer, and Mr. Jewett, our President, is determined solely based upon the Company performance. For the other Named Executive Officers, 25% of their long-term incentive compensation is determined by reference to the Named Executive Officers’ individual performance appraisal and the remaining 75% is determined based upon Company performance. For the purpose of determining long-term incentive compensation, the Company’s return on average equity (absolute Company performance) determines 65% of the Company performance, while the Company’s change in book value per share plus dividends relative to the Peer Group (relative Company performance) determines the remaining 35% of the Company’s performance. In 2010, the Compensation Committee decided to commence a three year rolling average for assessing the portion of long-term incentive compensation determined based upon Company performance. The Compensation Committee believes a three year rolling average reduces year-to-year volatility in long-term incentive compensation and better aligns management and long-term shareholder objectives. In order to equitably implement the three year rolling average, the Compensation Committee utilized a target long-term incentive percentage for each year prior to the commencement of the three year averaging process in 2010. In 2012, all three years will be based upon actual Company performance. For 2011, the corporate determinants of the long-term incentive compensation earned by the Company’s senior executives were as follows:

	September 30,	September 30,	September 30,
Year	Operating Return on Average Equity	Change in Book Value per Share Compared to Peers	Percentage of Maximum Possible Long-Term Incentive Grant
2010	12.6%	70th Percentile	71%
2011	-6.3%	30th Percentile	5%
Year 3 Target			67%

Three Year Average			48%

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Based upon the Company’s average operating return on equity and change in book value per share as described above (and individual performance for those Named Executive Officers other than Messrs. Cash and Jewett), the Compensation Committee set the long-term incentive compensation of Mr. Cash and the other Named Executive Officers as follows:

	September 30,	September 30,	September 30,		September 30,
	Long-Term Incentive Compensation Range(1)	Target Long- Term Incentive Compensation(1)	2011 Long- Term Incentive Compensation Percentage(1)		2011 Long- Term Incentive Compensation Amount
Chief Executive Officer	0% to 375%	250%	178%		$1,471,250
Other Named Executive Officers	0% to 300%	125% to 200%	124%	(2)	$665,775	(2)

(1)	Percentage of base salary.

(2)	Average 2011 long-term incentive compensation for the Named Executive Officers other than Mr. Cash.

The 2011 long-term incentive award was delivered in the form of restricted shares. The number of restricted shares delivered was determined based upon the 20 day trailing average closing price of the Company’s ordinary shares as of March 1, 2012.

Employee Benefits. The Company offers a core set of employee benefits in order to provide our employees with a reasonable level of financial support in the event of illness or injury and enhance productivity and job satisfaction through programs that focus on employees’ health and well-being. The benefits provided are similar for all of the Company’s employees, subject to variations as a result of local market practices. The Company’s basic benefits include medical and dental coverage, disability insurance and life insurance. In addition, the Company has a 401(k) or similar defined contribution employee savings plan in each of the jurisdictions in which it operates. The Company’s base contributions to its 401(k) and similar defined contribution employee savings plans range from 4% to 11% of base salary, subject to applicable statutory maximums. In addition, the Compensation Committee has the discretion to award an annual profit sharing contribution to the Company’s 401(k) and certain other employee savings plans. In light of the performance of the Company for the past year, the Compensation Committee elected to forgo a profit sharing contribution in respect of 2011. Other than as described above, the Company does not provide any pension, defined benefit or other retirement benefits to any of its employees.

The Company also provides customary additional benefits to expatriate employees working outside of their home country. These benefits are typical for the industry, as well as for Bermuda-based companies, and are believed by the Company to be generally below the expatriate benefit levels offered by similarly situated members of the Peer Group. The purpose of these benefits is to rationalize the income of expatriate employees, who experience additional taxation as a result of compensation for additional housing and transportation expenses, with the income such employees would earn as employees within their native countries. These additional benefits are as follows:

•	Housing and Transportation Expenses. The Company reimburses expatriate employees for housing expenses in Bermuda and for travel and transportation expenses between the United States and Bermuda. The Company does not own or lease any corporate aircraft and none of the Company’s senior executives used any corporate charter aircraft for personal flights.

•	Tax Expenses. To the extent the Company’s reimbursement of an expatriate executive’s housing or travel expenses are deemed to be taxable income to the expatriate employee, the Company reimburses the expatriate employee for any home country taxes payable on the additional income.

•	Tax Preparation Expenses. Due to the additional complexities associated with the taxation of expatriate benefits, the Company provides expatriate employees with third party tax preparation assistance or, in the alternative, reimburses expatriate employees for up to $3,600 of tax preparation expense by a third party provider selected by the expatriate employee.

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The amounts paid in 2011 by the Company for each of the employee benefits listed above for the Named Executive Officers are listed in the Summary Compensation Table below. The Compensation Committee annually reviews the level of employee benefits provided to the Named Executive Officers and believes that the employee benefits provided are reasonable and consistent with market practices in the jurisdictions in which the Company operates.

Employment Agreements. In order to clarify the terms of employment for our senior executives and to gain the benefit of post-employment non-compete and non-solicitation restrictions, we have entered into employment agreements with certain of the Named Executive Officers. In establishing the terms of the employment agreements with the Named Executive Officers, we considered various factors, including the changing market opportunities and challenges facing the insurance industry, competitive pressures from new market entrants, and the enhanced roles of each of the Named Executive Officers as a result of the growth and development of the Company. The employment agreements are described below under “Executive Compensation — Employment Contracts.”

Severance Benefits. The employment agreements with certain of the Named Executive Officers provide for the delivery of severance benefits upon termination of their employment under certain circumstances. For a description of the severance benefits available to each of the Named Executive Officers, please see “Executive Compensation — Potential Payments Upon Termination of Employment or Change in Control.”

Share Ownership Guidelines. The Company has adopted share ownership guidelines intended to align the interests of the Company’s non-employee directors, Chief Executive Officer and the Company’s other senior executive officers with shareholders by requiring such persons to maintain a significant level of investment in the Company. The required share ownership levels for the Chief Executive Officer and the Company’s other senior executive officers are based upon base salary and require a multiple of at least five times base salary for the Chief Executive Officer and a multiple of two times base salary for the Company’s other senior executive officers. The required share ownership levels for the non-employee directors were five times the annual basic director retainer fee. Non-employee directors, the Chief Executive Officer and executive officers have five years to attain the required levels of ownership. Each of the Named Executive Officers was in compliance with the Company’s share ownership guidelines as of December 31, 2011.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee oversees the Company’s compensation and benefit policies, including administration of annual bonus awards and long-term incentive plans. After reviewing the qualifications of the current members of the Compensation Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board of Directors has determined that each of the current Compensation Committee members (as listed below) is “independent” as that concept is defined in the applicable rules of the New York Stock Exchange and the categorical independence standards adopted by the Board of Directors. The Board of Directors appointed the undersigned directors as members of the Compensation Committee and adopted a written charter setting forth the procedures, authority and responsibilities of the Compensation Committee.

Messrs. Barham, O’Neill and Spass and Dr. Fleming currently serve on the Compensation Committee. All current members of the Compensation Committee will continue as members of the Compensation Committee. Mr. O’Neill serves as Chairman of the Compensation Committee.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management of the Company and, based upon this discussion, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K.

Respectfully submitted,

Brendan R. O’Neill (Chairman)

Norman Barham

Susan S. Fleming, PhD.

Robert A. Spass

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth, for the three years ended December 31, 2011, 2010 and 2009, the compensation for services in all capacities earned by the Company’s Chief Executive Officer, Chief Financial Officer and its three most highly compensated executive officers.

	xxx	xxx	xxx	xxx	xxx	xxx	xxx	xxx	xxx
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
David Cash	2011	$812,500	—	$1,957,338	—	$82,500	—	$180,735	$3,033,073
Chief Executive Officer	2010	$720,833	—	$1,225,524	—	$1,050,000	—	$153,574	$3,149,931
	2009	$512,000	—	$340,471	—	$1,617,002	—	$164,962	$2,634,435

William M. Jewett	2011	$670,833	—	$1,381,648	—	$59,400	—	$168,250	$2,280,131
President	2010	$637,000	—	$2,274,180	—	$800,000	—	$168,269	$3,879,449
	2009	$572,000	—	$399,882	—	$1,608,606	—	$126,003	$2,706,491

Michael J. McGuire	2011	$497,350	—	$623,081	—	$240,000	—	$227,673	$1,588,104
Chief Financial Officer	2010	$481,750	—	$873,879	—	$850,000	—	$234,174	$2,439,803
	2009	$470,000	—	$290,940	—	$1,278,675	—	$205,449	$2,245,064

John V. Del Col	2011	$497,899	—	$811,256	—	$175,000	—	$218,051	$1,702,206
General Counsel and EVP, Acquisitions	2010	$485,030	—	$696,420	—	$700,000	—	$237,443	$2,118,893
	2009	$473,200	—	$240,430	—	$951,308	—	$260,098	$1,925,036

Catherine A. Kalaydjian	2011	$466,667	—	$441,356	—	$170,000	—	$204,068	$1,282,091
Chief Claims Officer	2010	$420,833	—	$460,819	—	$568,750	—	$230,623	$1,681,025
	2009	$368,750	—	$127,442	—	$653,025	—	$200,714	$1,349,931

Salary

The amount of salary stated above differs from the annual base rate salary for each of the Named Executive Officers below due to salary increases effective during the year. The table below sets forth the annual base rate salary as at December 31 of each year.

	September 30,	September 30,
Name	Year	Annual Base Rate Salary
David Cash	2011	$825,000
	2010	$750,000
	2009	$575,000

William M. Jewett	2011	$675,000
	2010	$650,000
	2009	$572,000

Michael J. McGuire	2011	$500,000
	2010	$484,100
	2009	$470,000

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	September 30,	September 30,
Name	Year	Annual Base Rate Salary

John V. Del Col	2011	$500,000
	2010	$487,396
	2009	$473,200

Catherine A. Kalaydjian	2011	$475,000
	2010	$425,000
	2009	$400,000

Bonus

The Company paid no discretionary bonuses, or bonuses based on performance metrics that were not pre-established and communicated to the Named Executive Officers for 2011, 2010 and 2009. All annual incentive awards for 2011, 2010 and 2009 were performance-based. These payments, which were made under the Company’s annual performance-based incentive program, are reported in the Non-Equity Incentive Plan Compensation column.

Stock Awards

The amounts reported in the Stock Awards column reflect the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of restricted shares and restricted share units granted during 2011, 2010 and 2009. In other words, the amounts reported in the Stock Awards column are the number of restricted shares and restricted share units granted to the Named Executive Officers during a given year, multiplied by the closing price per share on the date of grant. The restricted shares were granted as part of the Company’s long-term incentive plan in March of the year listed in respect of the performance of the Company and the Named Executive Officers in the previous year. The restricted share units were granted quarterly in the year reported in lieu of a dividend price reduction on unexercised options granted to certain of the Named Executive Officers prior to 2005. The table below sets forth the amount that each of the restricted share grants and the dividend option restricted share units comprised of the total amount reported in the Stock Awards column for each Named Executive Officer.

	September 30,	September 30,	September 30,	September 30,
Name	Year	Value of Restricted Shares Granted	Value of Dividend Option Restricted Share Units	Total Reported in Stock Awards Column
David Cash	2011	$1,957,338	—	$1,957,338
	2010	$1,225,524	—	$1,225,524
	2009	$340,471	—	$340,471

William M. Jewett(1)	2011	$1,381,648	—	$1,381,648
	2010	$2,266,669	$7,511	$2,274,180
	2009	$389,887	$9,995	$399,882

Michael J. McGuire	2011	$614,093	$8,988	$623,081
	2010	$866,386	$7,493	$873,879
	2009	$283,473	$7,467	$290,940

John V. Del Col	2011	$793,238	$18,018	$811,256
	2010	$681,442	$14,978	$696,420
	2009	$225,422	$15,008	$240,430

Catherine A. Kalaydjian	2011	$441,356	—	$441,356
	2010	$460,819	—	$460,819
	2009	$127,442	—	$127,442

(1)	Mr. Jewett received a special grant of 27,189 additional restricted shares in March 2010 in connection with his promotion to President of the Company.

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The Company cautions that the amounts reported in the 2011 Summary Compensation Table may not represent the amounts that the Named Executive Officers will actually realize from the restricted shares and restricted share units. Whether, and to what extent, a Named Executive Officer realizes value will depend on share price fluctuations and the Named Executive Officer’s continued employment. Additional information on all outstanding restricted shares and restricted share units is reflected in the 2011 Outstanding Equity Awards at Fiscal Year-End table. For additional information regarding the stock awards, see Note 15 to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K.

Option Awards

The Company did not issue any option awards in 2011, 2010 or 2009.

Non-Equity Incentive Plan Compensation

The amounts reported in the Non-Equity Incentive Plan Compensation column reflect (a) the amounts earned and payable to each Named Executive Officer under the Company’s annual incentive plan and (b) the restricted cash portion of the long-term incentive awards earned and payable to each Named Executive Officer. The table below sets forth the amount that each of the annual incentive compensation and restricted cash portion of long-term incentive compensation comprised of the total amount reported in the Non-Equity Incentive Plan Compensation column for each Named Executive Officer.

	September 30,	September 30,	September 30,	September 30,
Name	Year	Annual Incentive Compensation	Restricted Cash Portion of Long-Term Incentive Compensation	Total Reported in Non- Equity Incentive Plan Compensation Column
David Cash	2011	$82,500	—	$82,500
	2010	$1,050,000	—	$1,050,000
	2009	$1,227,050	$389,952	$1,617,002

William M. Jewett	2011	$59,400	—	$59,400
	2010	$800,000	—	$800,000
	2009	$1,220,700	$387,906	$1,608,606

Michael J. McGuire	2011	$240,000	—	$240,000
	2010	$650,000	$200,000	$850,000
	2009	$1,003,000	$275,675	$1,278,675

John V. Del Col	2011	$175,000	—	$175,000
	2010	$525,000	$175,000	$700,000
	2009	$734,480	$216,828	$951,308

Catherine A. Kalaydjian	2011	$170,000	—	$170,000
	2010	$425,000	$143,750	$568,750
	2009	$506,400	$146,625	$653,025

The annual incentive compensation delivered to the Named Executive Officers was earned and immediately available to the Named Executive Officers upon delivery in March 2012. The restricted cash portion of the long-term incentive award vests in four equal annual installments, with vesting contingent upon continued employment of the Named Executive Officer. The 2011 annual incentive compensation and long-term incentive compensation payments and awards delivered to the Named Executive Officers were determined as described in “Compensation Discussion and Analysis – Elements of the Company’s Compensation Program.”

Change in Pension Value and Nonqualified Deferred Compensation Earnings

The Company does not have any defined benefit or actuarial pension plans (including supplemental plans), and did not provide above-market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified (including earnings on non-qualified defined contribution plans) to any of the Named Executive Officers in 2011.

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All Other Compensation

The amounts reported in the All Other Compensation column reflect, for each Named Executive Officer, the sum of the incremental cost to the Company of the (i) perquisites and other personal benefits and (ii) additional compensation required by the SEC rules to be separately quantified amounts, each as set forth in the following table. The narrative following the table describes in more detail all categories of perquisites and other personal benefits provided by the Company.

	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx
Name	Year	Housing ($)	Transportation ($)	Club Dues ($)	Tax Preparation ($)	Tax Reimbursement Payments ($)	Company Contributions to Defined Contribution Plans ($)	Life Insurance Premiums ($)	Dividends Paid ($)	Total ($)
David Cash	2011	60,000	—	—	—	—	20,000	6,417	94,318	180,735
	2010	60,000	—	—	—	—	20,000	7,103	66,471	153,574
	2009	70,000	—	1,900	—	—	28,642	7,066	57,354	164,962

William M. Jewett	2011	5,671	18,286	—	—	6,112	17,150	12,384	108,647	168,250
	2010	7,079	15,282	—	—	17,645	17,150	10,745	100,368	168,269
	2009	5,387	10,183	—	800	7,596	17,150	11,583	73,304	126,003

Michael J. McGuire	2011	120,000	—	8,200	3,600	24,024	17,150	6,000	48,699	227,673
	2010	120,000	—	7,700	6,650	28,391	17,150	6,681	47,602	234,174
	2009	108,000	—	9,250	6,650	16,106	17,150	6,663	41,630	205,449

John V. Del Col	2011	75,295	16,973	—	2,900	52,152	17,150	5,239	48,342	218,051
	2010	75,171	22,107	—	2,800	70,330	17,150	5,807	44,078	237,443
	2009	74,400	14,434	—	2,500	100,294	17,150	6,066	45,254	260,098

Catherine A. Kalaydjian	2011	106,163	25,042	3,225	3,600	16,985	17,150	5,513	26,390	204,068
	2010	111,029	17,732	1,775	5,575	50,407	17,150	6,060	20,895	230,623
	2009	105,000	21,814	3,360	5,575	28,674	17,150	3,846	15,295	200,714

Housing Expenses. The Company reimburses each of the Named Executive Officers for housing and related expenses in Bermuda.

Transportation Expenses. The Company reimburses Messrs. Jewett and Del Col and Ms. Kalaydjian for transportation expenses between their homes in the United States and the principal offices in which they are employed.

Club Dues. The Company reimburses certain Named Executive Officers for gym and club memberships in Bermuda.

Tax Preparation Expenses. Due to the additional complexities associated with the taxation of expatriate benefits, the Company provides Messrs. McGuire, Jewett and Del Col and Ms. Kalaydjian with third party tax preparation assistance or, in the alternative, provides them with up to $3,600 of tax preparation expense by a third party provider selected by them.

Tax Reimbursement Payments. To the extent the Company’s housing expense reimbursement, transportation expense reimbursement or tax preparation fee are deemed to be taxable income to Messrs. McGuire, Jewett or Del Col or Ms. Kalaydjian, the Company provides reimbursement for any home country taxes payable on the additional income. In addition, the Bermuda government collects from employees in Bermuda payroll and social insurance taxes.

Company Contributions to Defined Contribution Plans. The Company makes initial and matching contributions on the same terms and using the same formulas as other participating employees to each Named Executive Officer’s account under the Company’s 401(k) Plan or similar defined contribution plans.

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Life Insurance Premiums. The Company provides limited life insurance to all employees, including the Named Executive Officers, at levels determined in the discretion of the individual employees, up to three times their base salary. The Company also provides Mr. Jewett with an additional $3 million of accidental death and dismemberment insurance. The amounts reported in the table above represent the premiums paid for this life and accidental death and dismemberment insurance.

Dividends Paid. The amounts included in the Dividends Paid column above represent the cash dividends paid on the unvested restricted shares held by the Named Executive Officers.

Grants of Plan-Based Awards

The following table sets forth the grants of plan-based awards to the Named Executive Officers during the year ended December 31, 2011.

	xx	xx	xx	xx	xx	xx	xx	xx	xx
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	Grant Date Fair Value of Stock and
	Grant	(1)			(2)			Units	Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	(#)	Awards (3)
David Cash	3/1/2011	—	$1,031,250	$2,062,500	—	$2,062,500	$3,093,750	—	$1,957,338

William M. Jewett	3/1/2011	—	$742,500	$1,485,000	—	$1,350,000	$2,025,000	—	$1,381,648

Michael J. McGuire	3/1/2011	—	$550,000	$1,100,000	—	$800,000	$1,200,000	—	$614,093
	3/31/2011	—	—	—	—	—	—	46	$2,246
	6/30/2011	—	—	—	—	—	—	54	$2,232
	9/30/2011	—	—	—	—	—	—	66	$2,254
	12/31/2011	—	—	—	—	—	—	59	$2,257

John V. Del Col	3/1/2011	—	$400,000	$800,000	—	$626,667	$940,000	—	$793,238
	3/31/2011	—	—	—	—	—	—	92	$4,491
	6/30/2011	—	—	—	—	—	—	109	$4,505
	9/30/2011	—	—	—	—	—	—	132	$4,508
	12/31/2011	—	—	—	—	—	—	118	$4,514

Catherine A. Kalaydjian	3/1/2011	—	$380,000	$760,000	—	$595,333	$893,000	—	$441,356

(1)	The amounts above represent the potential target and maximum payouts for the Named Executive Officers under the Company’s 2011 annual incentive compensation plan. Further discussion on the Company’s annual incentive compensation plan can be found in “Compensation Discussion and Analysis — Elements of the Company’s Compensation Program — Annual Incentive Compensation.” The final 2011 payouts for the Named Executive Officers can be found under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.

(2)	The amounts above represent the potential target and maximum payouts for the Named Executive Officers under the Company’s 2011 long-term incentive compensation plan. Further discussion on the Company’s long-term incentive compensation plan can be found in “Compensation Discussion and Analysis — Elements of the Company’s Compensation Program — Equity Incentive Compensation.” The final 2011 equity incentive grants for the Named Executive Officers can be found under “Stock Awards” in the Summary Compensation Table.

(3)	The grant date fair value amounts reported above represent the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of restricted shares and dividend restricted share units granted in 2011. In other words, the amounts reported in this column are the number of restricted shares and dividend restricted share units granted to the Named Executive Officers during 2011 multiplied by the closing price per share on the date of grant. For additional information regarding the stock and option awards, see Note 15 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K.

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Equity Holdings and Value Realization

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding option and stock awards held by the Named Executive Officers as of December 31, 2011.

	xx	xx	xx	xx	xx	xx	xx		xx	xx	xx
		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David Cash	3/1/08	—	—	—	—	—	5,009	(2)	191,594	—	—
	3/1/09	—	—	—	—	—	7,610	(3)	291,083	—	—
	3/1/10	—	—	—	—	—	23,856	(4)	912,492	—	—
	3/1/11	—	—	—	—	—	40,011	(5)	1,530,421	—	—

William M. Jewett	12/18/02	5,000	—	—	$11.67	12/18/2012	—		—	—	—
	3/1/08	—	—	—	—	—	7,347	(2)	281,023	—	—
	3/1/09	—	—	—	—	—	8,715	(3)	333,349	—	—
	3/1/10	—	—	—	—	—	23,730	(4)	907,673	—	—
	3/1/10	—	—	—	—	—	20,392	(4)	779,994	—	—
	3/1/11	—	—	—	—	—	28,243	(5)	1,080,295	—	—

Michael J. McGuire	4/7/03	7,500	—	—	$24.00	4/7/2013	—		—	—	—
	4/7/03	5,000	—	—	$15.67	4/7/2013	—		—	—	—
	3/1/08	—	—	—	—	—	3,560	(2)	136,170	—	—
	3/1/09	—	—	—	—	—	6,336	(3)	242,352	—	—
	3/1/10	—	—	—	—	—	16,865	(4)	645,086	—	—

48

	xx	xx	xx	xx	xx	xx	xx		xx	xx	xx
		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	3/1/11						12,553	(5)	480,152
John V. Del Col	1/14/03	10,000	—	—	$13.46	1/14/2013				—	—
	1/14/03	15,000	—	—	$21.79	1/14/2013				—	—
	3/1/08	—	—	—	—	—	4,047	(2)	154,798	—	—
	3/1/09	—	—	—	—	—	5,039	(3)	192,742	—	—
	3/1/10	—	—	—	—	—	13,265	(4)	507,386	—	—
	3/1/11						10,984	(5)	420,138
	3/1/11						5,231	(5)	200,086

Catherine A. Kalaydjian	3/1/08	—	—	—	—	—	813	(2)	31,097	—	—
	3/1/09	—	—	—	—	—	2,849	(3)	108,974	—	—
	3/1/10	—	—	—	—	—	8,970	(4)	343,103	—	—
	3/1/11	—	—	—	—	—	9,022	(5)	345,092	—	—

(1)	Values determined based on a closing price of the Company’s ordinary shares of $38.25 on December 30, 2011.

(2)	Restricted shares with one remaining vesting date, vesting 100% on March 1, 2012.

(3)	Restricted shares with two remaining vesting dates, vesting 50% on each of March 1, 2012 and March 1, 2013.

(4)	Restricted shares with three remaining vesting dates, vesting 33% on each of March 1, 2012, March 1, 2013 and March 1, 2014.

(5)	Restricted shares with four remaining vesting dates, vesting 25% on each of March 1, 2012, March 1, 2013, March 1, 2014 and March 1, 2015.

49

Option Exercises and Stock Vested

The following tables set forth the options exercised and the stock awards vested by the Named Executive Officers during the year ended December 31, 2011.

	September 30,	September 30,	September 30,	September 30,
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise	Number of Shares Acquired on Vesting (1)(#)	Value Realized on Vesting (2)
David Cash	291,758	$7,045,956	27,883	$1,291,282
William M. Jewett	—	—	36,462	$1,710,967
Michael J. McGuire	—	—	18,958	$883,730
John V. Del Col	—	—	19,598	$899,540
Catherine A. Kalaydjian	—	—	7,742	$367,115

(1)	Represents total number of restricted shares and restricted share units vested during the period, a portion of which was delivered in the Company’s ordinary shares and the remainder of which was delivered in cash.

(2)	Represents the dollar value of the total number of restricted shares and restricted share units that vested and converted during the period based on the closing price of the ordinary shares on the date of vesting and conversion (or, if not a trading day, the trading day immediately preceding the date of vesting and conversion).

Post-Employment Benefits

Pension Benefits

The Company does not have or provide for any of its employees, including the Named Executive Officers, a plan that provides for specified retirement payments or benefits.

Non-Qualified Deferred Compensation

The Company does not currently have an active defined contribution or other plan that provides for the deferral of compensation for its U.S. based employees on a basis that is not tax-qualified. The Company’s defined contribution plans for its non-U.S. based employees are available generally to the Company’s non-U.S. based employees and offer similar terms and conditions to the Company’s 401(k) plan, with such variations as are required by applicable law.

Employment Contracts

Chief Executive Officer

On February 17, 2010, the Company entered into an amended and restated employment agreement (the “Cash Employment Agreement”) with Mr. Cash, in connection with his promotion to the position of Chief Executive Officer.

The Cash Employment Agreement is for a one year term, followed by automatic one-year renewals, unless notice of separation from service is provided by the Company or Mr. Cash at least 90 days prior to the end of the term. The Cash Employment Agreement specifies for Mr. Cash an annual base salary, currently $825,000 per annum. Mr. Cash’s base salary is subject to increase at the discretion of the Board of Directors of the Company. The Cash Employment Agreement also provides Mr. Cash with the opportunity to earn annual cash incentive compensation up to 250% of his annual base salary and long-term incentive compensation up to 375% of his annual base salary, each payable at the discretion of the Board of Directors of the Company. The Cash Employment Agreement provides for reimbursement for Mr. Cash’s Bermuda housing expenses.

Under the Cash Employment Agreement, the Company may separate Mr. Cash’s service from the Company as a result of disability, for cause or without cause. Mr. Cash may separate his service from the Company at any time, with or without good reason. Mr. Cash’s service from the Company will automatically be severed upon his death.

50

Under the Cash Employment Agreement, in the event of separation of Mr. Cash’s service from the Company, Mr. Cash will be entitled to severance which, depending upon the circumstances of Mr. Cash’s separation, may include accrued base salary through the date of separation, earned and unpaid annual incentive compensation, a continuation or lump sump payment of additional base salary of varying duration, depending upon circumstances, additional annual incentive compensation, payments in lieu of unvested long-term incentive compensation, a continuation of medical and life insurance benefits for up to one year, accrued and unpaid vacation days, reimbursement of business, tax preparation and housing expenses and other employee benefits to which employees of the Company are generally entitled. The payments and benefits to which Mr. Cash is entitled upon the severance of his service are discussed below in the section captioned “Potential Payments Upon Termination of Employment or a Change in Control.”

To receive the severance described above, Mr. Cash is required to execute a general release of claims against the Company. Mr. Cash’s severance may be delayed for six months following his separation from service with the Company if such delay in payments is necessary to comply with U.S. Internal Revenue Code Section 409A. In addition, Mr. Cash’s severance may be reduced to the extent such severance is subject to any excise tax imposed under Internal Revenue Code Section 4999.

Under the Cash Employment Agreement, Mr. Cash is subject to non-competition and non-solicitation provisions, as well as ongoing confidentiality, intellectual property and non-disparagement requirements. Mr. Cash’s non-competition and non-solicitation obligations extend for one year following his separation from service.

President

On February 17, 2010, the Company entered into an amended and restated employment agreement (the “Jewett Employment Agreement”) with Mr. Jewett, in connection with his promotion to the position of President.

The Jewett Employment Agreement was for an initial term of February 17, 2010 through November 12, 2010, at which time it commenced renewing automatically for one-year periods unless notice of separation from service is provided by the Company or the executive at least 90 days prior to the end of the term. Non-renewal of the Jewett Employment Agreement by the Company does not give rise to compensation for a separation of his service from the Company except following a change in control of the Company. The Jewett Employment Agreement specifies for Mr. Jewett an annual base salary of $650,000, subject to increase at the discretion of the Board of Directors of the Company. The Jewett Employment Agreement also provides Mr. Jewett with the opportunity to earn annual cash incentive compensation, currently up to 220% of his annual base salary and long-term incentive compensation, currently up to 300% of his annual base salary. Mr. Jewett’s incentive compensation is payable at the discretion of the Board of Directors of the Company. The Jewett Employment Agreement provides for reimbursement for housing expenses for Mr. Jewett, as well as reimbursement for travel expenses and a gross-up on U.S. taxes arising from the housing and travel expense reimbursements for Mr. Jewett. The Jewett Employment Agreement also obligates the Company to purchase an accidental death and dismemberment insurance policy having a death benefit of at least $1,000,000. The Company currently purchases an additional accidental death and dismemberment insurance policy having a death benefit of $3,000,000.

Under the Jewett Employment Agreement, the Company may separate Mr. Jewett’s service from the Company as a result of disability, for cause or without cause. Mr. Jewett may separate his service from the Company at any time without good reason and, following a change in control, with good reason. Mr. Jewett’s service from the Company will automatically be severed upon his death.

51

Under the Jewett Employment Agreement, in the event of separation of Mr. Jewett’s service from the Company, Mr. Jewett will be entitled to severance which, depending upon the circumstances of Mr. Jewett’s separation, may include accrued base salary through the date of separation, earned and unpaid annual incentive compensation, a continuation or lump sump payment of additional base salary of varying duration, depending upon circumstances, additional annual incentive compensation, payments in lieu of unvested long-term incentive compensation, a continuation of medical and life insurance benefits for up to one year, accrued and unpaid vacation days, reimbursement of business, tax preparation and housing expenses and other employee benefits to which employees of the Company are generally entitled. The payments and benefits to which Mr. Jewett is entitled upon the severance of his service are discussed below in the section captioned “Potential Payments Upon Termination of Employment or a Change in Control.”

To receive the severance described above, Mr. Jewett is required to execute a general release of claims against the Company. Mr. Jewett’s severance may be delayed for six months following his separation from service with the Company if such delay in payments is necessary to comply with U.S. Internal Revenue Code Section 409A. In addition, Mr. Jewett’s severance may be reduced to the extent such severance is subject to any excise tax imposed under Internal Revenue Code Section 4999.

Under the Jewett Employment Agreement, Mr. Jewett is subject to non-competition and non-solicitation provisions, as well as ongoing confidentiality, intellectual property and non-disparagement requirements. Mr. Jewett’s non-competition and non-solicitation obligations extend for six months following his separation from service.

Other Named Executive Officers

The Company has entered into employment agreements with certain of its executive officers, including Messrs. McGuire and Del Col (collectively, the “Executive Officer Agreements”).

The Executive Officer Agreements are for one year initial terms, after which the Executive Officer Agreements automatically renew for one-year additional one year terms, unless notice of separation from service is provided by the Company or the executive at least 90 days prior to the end of the term. Non-renewal of the Executive Officer Agreements by the Company does not give rise to compensation for a separation of service from the Company except following a change in control of the Company. The Executive Officer Agreements specify an annual base salary, subject to increase in the discretion of the Board of Directors of the Company. The Executive Officer Agreements also provide the opportunity to earn annual cash incentive compensation and long-term incentive compensation, each payable at the discretion of the Board of Directors of the Company. The Executive Officer Agreements provide for reimbursement for housing expenses, as well as reimbursement for travel expenses and a gross-up on U.S. taxes arising from the housing and travel expense reimbursements.

Under the Executive Officer Agreements, the Company may separate the service of Messrs. McGuire and Del Col from the Company as a result of disability, for cause or without cause. Messrs. McGuire and Del Col may separate their service from the Company at any time without good reason and, following a change in control, with good reason. The service of Messrs. McGuire or Del Col will automatically be severed upon the death of Messrs. McGuire or Del Col.

Under the Executive Officer Agreements, in the event of separation of the service of Messrs. McGuire or Del Col from the Company, Messrs. McGuire or Del Col will be entitled to severance which, depending upon the circumstances of separation, may include accrued base salary through the date of separation, earned and unpaid annual incentive compensation, a continuation or lump sump payment of additional base salary of varying duration, depending upon circumstances, additional annual incentive compensation, payments in lieu of unvested long-term incentive compensation, a continuation of medical and life insurance benefits for up to one year, accrued and unpaid vacation days, reimbursement of business, tax preparation and housing expenses and other employee benefits to which employees of the Company are generally entitled. The payments and benefits to which Messrs. McGuire or Del Col are entitled upon the severance of their service are discussed below in the section captioned “Potential Payments Upon Termination of Employment or a Change in Control.”

52

To receive the severance described above, Messrs. McGuire or Del Col would be required to execute a general release of claims against the Company. The severance of Messrs. McGuire or Del Col may be delayed for six months following a separation from service with the Company if such delay in payments is necessary to comply with U.S. Internal Revenue Code Section 409A. In addition, the severance payments may be reduced to the extent such severance is subject to any excise tax imposed under Internal Revenue Code Section 4999.

Under the Executive Officer Agreements, Messrs. McGuire and Del Col are subject to non-competition and non-solicitation provisions, as well as ongoing confidentiality, intellectual property and non-disparagement requirements. Messrs. McGuire’s and Del Col’s non-competition and non-solicitation obligations extend for six months following their separation from service.

Potential Payments Upon Termination of Employment or Change in Control

Termination of Employment

In connection with the employment agreements as described above, certain of the Named Executive Officers are entitled to certain payments and benefits upon certain qualifying terminations of their employment relationships with us. The Named Executive Officers’ employment relationships with the Company may be terminated for any of the following reasons: (i) the Named Executive Officer’s death or disability, (ii) by the Company with or without cause or (iii) by the Named Executive Officer with or without good reason. With respect to each Named Executive Officer with an employment agreement, “disability,” “cause,” and “good reason” are defined in the applicable employment agreement.

Upon a termination of a Named Executive Officer’s employment, and for those Named Executive Officers with employment agreements, subject to the execution of a general release of claims by the Named Executive Officer, the Named Executive Officer may become entitled to a combination of some or all of the following benefits:

•	an amount equal to base salary through the date of termination;

•	any earned but unpaid annual incentive compensation for the last completed calendar year during the term of employment;

•	a cash sum equal to the pro rata portion of the Named Executive Officer’s target annual incentive compensation for any partial year worked by the Named Executive Officer;

•

a cash sum equal to the average annual incentive compensation paid to the Named Executive Officer over the past three years (two times the average annual incentive compensation in the case of Mr. Cash);

•	up to 12 months of base salary (24 months of base salary in the case of Mr. Cash), to be paid in installments following the termination of employment;

•	accelerated vesting of a portion of the Named Executive Officer’s outstanding unvested equity incentives;

•	the continuation of benefits for up to 12 months after termination;

•	the continuation of housing expenses for up to 3 months after termination;

•	reimbursement of tax preparation expenses; and

•	reimbursement of relocation expenses.

The estimated payments and benefits provided upon each type of termination are summarized in the following table as if the termination had occurred on December 31, 2011, using the closing price of $38.25 on December 30, 2011 and the employment agreements in effect on that date. In addition, with the assumption of a December 31 termination of employment, the estimated pro rata bonus calculations provided in the following table reflect an accrual for a full calendar year. Actual amounts payable following a termination or change in control would differ from the amounts shown, perhaps significantly, and would depend on the particular facts and circumstances pertaining at the time.

53

David Cash

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Benefit	By Company with Cause ($)	By Company without Cause ($)	By Executive with Good Reason ($)	By Executive without Good Reason ($)	Without Cause or with Good Reason Following a Change in Control ($)	Death or Disability ($)	Retirement at Age 65 ($)
Salary	—	825,000	825,000	—	1,650,000	—	—
Bonus	—	1,031,250	1,031,250	—	2,604,283	1,031,250	—
Accelerated Vesting of Awards	—	1,123,509	1,123,509	—	3,223,530	—	3,223,530
Housing Expenses	15,000	15,000	15,000	15,000	15,000	15,000	15,000
Continuation of Health Benefits	—	16,905	16,905	—	16,905	—	—
Tax Preparation Expenses (1)	—	—	—	—	—	—	—
Vacation Days (2)	20,625	20,625	20,625	20,625	20,625	20,625	20,625
Relocation Expenses (3)	—	—	—	—	—	—	—

Total	35,625	3,032,289	3,032,289	35,625	7,530,344	1,066,875	3,259,155

William M. Jewett

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Benefit	By Company with Cause ($)	By Company without Cause ($)	By Executive with Good Reason ($)	By Executive without Good Reason ($)	Without Cause or with Good Reason Following a Change in Control ($)	Death or Disability ($)	Retirement at Age 65 ($)
Salary	—	675,000	—	—	675,000	—	—
Bonus	—	742,500	—	—	1,435,867	742,500	—
Accelerated Vesting of Awards	—	1,381,824	—	—	3,681,121	—	3,678,711
Housing Expenses	—	—	—	—	—	—	—
Continuation of Health Benefits	—	21,230	—	—	21,230	—	—
Tax Preparation Expenses (1)	3,600	3,600	3,600	3,600	3,600	3,600	3,600
Vacation Days (2)	16,875	16,875	16,875	16,875	16,875	16,875	16,875
Relocation Expenses (3)	12,000	12,000	12,000	12,000	12,000	12,000	12,000

Total	32,475	2,853,029	32,475	32,475	5,845,692	774,975	3,711,186

54

	00000	00000	00000	00000	00000	00000	00000
Michael J. McGuire
Benefit	By Company with Cause ($)	By Company without Cause ($)	By Executive with Good Reason ($)	By Executive without Good Reason ($)	Without Cause or with Good Reason Following a Change in Control ($)	Death or Disability ($)	Retirement at Age 65 ($)
Salary	—	500,000	—	—	500,000	—	—
Bonus	—	550,000	—	—	1,181,000	550,000	—
Accelerated Vesting of Awards	—	—	—	—	1,930,515	—	1,918,543
Housing Expenses	30,000	30,000	30,000	30,000	30,000	30,000	30,000
Continuation of Health Benefits	—	16,801	—	—	16,801	—	—
Tax Preparation Expenses (1)	3,600	3,600	3,600	3,600	3,600	3,600	3,600
Vacation Days (2)	12,500	12,500	12,500	12,500	12,500	12,500	12,500
Relocation Expenses (3)	30,000	30,000	30,000	30,000	30,000	30,000	30,000

Total	76,100	1,142,901	76,100	76,100	3,704,416	626,100	1,994,643

	00000	00000	00000	00000	00000	00000	00000
John V. Del Col
Benefit	By Company with Cause ($)	By Company without Cause ($)	By Executive with Good Reason ($)	By Executive without Good Reason ($)	Without Cause or with Good Reason Following a Change in Control ($)	Death or Disability ($)	Retirement at Age 65 ($)
Salary	—	500,000	—	—	500,000	—	—
Bonus	—	400,000	—	—	878,160	400,000	—
Accelerated Vesting of Awards	—	—	—	—	1,843,038	—	1,819,094
Housing Expenses	18,600	18,600	18,600	18,600	18,600	18,600	18,600
Continuation of Health Benefits	—	16,801	—	—	16,801	—	—
Tax Preparation Expenses (1)	3,600	3,600	3,600	3,600	3,600	3,600	3,600
Vacation Days (2)	12,500	12,500	12,500	12,500	12,500	12,500	12,500
Relocation Expenses (3)	—	12,000	—	—	12,000	12,000	—

Total	34,700	963,501	34,700	34,700	3,284,699	446,700	1,853,794

55

	00000	00000	00000	00000	00000	00000	00000
Catherine A. Kalaydjian
Benefit	By Company with Cause ($)	By Company without Cause ($)	By Executive with Good Reason ($)	By Executive without Good Reason ($)	Without Cause or with Good Reason Following a Change in Control ($)	Death or Disability ($)	Retirement at Age 65 ($)
Salary	118,750	118,750	118,750	118,750	118,750	118,750	118,750
Bonus	—	—	—	—	—	—	—
Accelerated Vesting of Awards	—	—	—	—	1,086,736	—	1,086,736
Housing Expenses	26,541	26,541	26,541	26,541	26,541	26,541	26,541
Continuation of Health Benefits	—	—	—	—	—	—	—
Tax Preparation Expenses (1)	—	—	—	—	—	—	—
Vacation Days (2)	11,875	11,875	11,875	11,875	11,875	11,875	11,875
Relocation Expenses (3)	—	—	—	—	—	—	—

Total	157,166	157,166	157,166	157,166	1,243,902	157,166	1,243,902

(1)	Estimated tax preparation payment based upon an assumed $3,600 maximum reimbursable payment in the event the executive chooses a tax preparation provider other than the Company’s selected tax preparation provider.

(2)	Estimated vacation day payment based upon an assumed five accrued and unused vacation days and a year of 200 working days.

(3)	Estimated relocation expense payment based upon average cost to the Company of relocations of similarly situated employees.

Change in Control

Upon (i) the occurrence of a change in control under the Company’s Amended and Restated 2002 Stock Option Plan and (ii) the occurrence of a change in control and termination of employment within 24 months of the change in control under the Company’s 2007 Equity Incentive Plan (together with the 2002 Stock Option Plan, the “Plans”): (a) outstanding options vest and become immediately exercisable and remain exercisable through the remainder of their term; (b) outstanding restricted share units vest and convert into cash or ordinary shares; and (c) restricted shares and restricted cash become fully vested. In the event of certain types of changes in control, both the outstanding options and restricted share units convert immediately into cash. Under the Plans, a change in control occurs if any one of the following events occurs:

•

A person, entity or group unaffiliated with the Company acquires the beneficial ownership of 50% or more of the outstanding ordinary shares of the Company or the combined voting power of the then outstanding securities of the Company.

•	The composition of a majority of the Company’s Board is comprised of directors who were not recommended for election to the shareholders of the Company by a majority of the incumbent board.

56

•

The Company reorganizes, amalgamates, merges, consolidates or sells or otherwise disposes of all or substantially all of its assets, other than in a transaction in which (i) the ordinary shareholders immediately prior to the transaction beneficially own more than 60% of the outstanding shares of common stock, and the combined voting power of the entity resulting from the transaction in substantially the same proportions as immediately prior to the transaction, (ii) no person, entity or group unaffiliated with the Company acquires the beneficial ownership of 50% or more of the outstanding ordinary shares of the Company or the combined voting power of the then outstanding securities of the Company and (iii) individuals who were members of the Company’s Board of Directors constitute at least a majority of the members of the board of directors of the resulting entity.

•	The Company liquidates or dissolves.

If a change in control occurred on December 31, 2011 and the employment of each of the Named Executive Officers was terminated, the Named Executive Officers would have become entitled to receive the following amounts in the form of cash or ordinary shares of the Company. The following amounts represent the dollar value of the Named Executive Officers’ unvested restricted shares, restricted share units, restricted cash and options as of December 31, 2011, based upon the closing price on December 30, 2011 of the Company’s ordinary shares.

	September 30,	September 30,	September 30,	September 30,	September 30,
Name	Restricted Shares ($)	Restricted Share Units ($)	Restricted Cash ($)	Options ($)	Total ($)
David Cash	2,925,590	—	297,941	—	3,223,531
William M. Jewett	3,382,333	2,410	296,378	132,900	3,814,021
Michael J. McGuire	1,503,761	11,972	414,782	219,775	2,150,290
John V. Del Col	1,475,150	23,945	343,944	494,800	2,337,839
Catherine A. Kalaydjian	828,266	—	258,470	—	1,086,736

Compensation Committee Interlocks and Insider Participation

None of the directors that served on the Compensation Committee during 2011 has ever served as an employee or officer of the Company or has any other material relationship with the Company.

57

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table lists the beneficial ownership of each person or group who, as of March 9, 2012, owned, to the Company’s knowledge, more than 5% of the Company’s 43,388,538 ordinary shares outstanding as of that date.

	September 30,	September 30,
Name and Address of Beneficial Owner (1)	Number of Shares	Percentage
BlackRock, Inc. (2)	4,104,773	9.46%
FMR LLC (3)	2,610,621	6.02%
Sterling Capital Management LLC (4)	2,288,903	5.28%
Dimensional Fund Advisors LP (5)	2,192,978	5.05%

(1)	The address for each beneficial owner is listed in the relevant footnote.

(2)	The information included herein is based on the Schedule 13G filed on February 13, 2012 by BlackRock, Inc. The address of the beneficial owner is 40 East 52nd Street, New York, NY 10022. The Company’s ordinary shares are owned by various affiliates of BlackRock Inc. No one person is known to own more than five percent of the outstanding ordinary shares.

(3)	The following information is based on the Schedule 13G filed on February 14, 2012 by FMR LLC.

Fidelity Management & Research Company (“Fidelity”), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 2,600,000 ordinary shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low-Priced Stock Fund, amounted to 2,600,000 shares or 5.99% of the ordinary shares outstanding. Fidelity Low-Priced Stock Fund has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 2,600,000 ordinary shares owned by the Fidelity Low-Priced Stock Fund.

Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.

Strategic Advisers, Inc., 82 Devonshire Street, Boston, MA 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. As such, FMR LLC’s beneficial ownership includes 621 ordinary shares beneficially owned through Strategic Advisers, Inc.

Pyramis Global Advisors Trust Company, 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 10,000 ordinary shares as a result of its serving as investment manager of institutional accounts owning such ordinary shares.

58

(4)	The information included herein is based on the Schedule 13G filed on February 8, 2012 by Sterling Capital Management LLC (“Sterling”). Sterling’s address is Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NY 28211. Sterling is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the ordinary shares. None of Sterling’s clients, to the knowledge of Sterling, beneficially owns more than 5% of the outstanding ordinary shares.

(5)	The information included herein is based on the Schedule 13G filed on February 13, 2012 by Dimensional Fund Advisors LP (“Dimensional”). Dimensional’s address is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746. Dimensional, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional nor its subsidiaries possess voting and/or investment power over the ordinary shares that are owned by the Funds.

59

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes the beneficial ownership as of March 9, 2012 of the ordinary shares of the Company by each director, each director nominee and each Named Executive Officer of the Company and all such directors and executive officers of the Company as a group.

	September 30,	September 30,	September 30,	September 30,
Name and Address of Beneficial Owner (1)	Number of Options	Number of Shares	Total (2)	Percentage
Directors
John T. Baily (3)	5,000	18,462	23,462	*
Norman Barham	—	19,876	19,876	*
Galen R. Barnes	5,000	13,876	18,876	*
William H. Bolinder	10,000	16,249	26,249	*
Steven W. Carlsen	—	44,326	44,326	*
David Cash	—	487,022	487,022	1.12%
Susan S. Fleming	—	2,490	2,490	*
William M. Jewett	5,000	200,212	205,212	*
Scott D. Moore	—	8,522	8,522	*
Brendan R. O’Neill	—	13,876	13,876	*
William J. Raver	—	12,102	12,102	*
Robert A. Spass (4)	10,000	151,411	161,411	*

Named Executive Officers

John V. Del Col	25,000	92,513	117,513	*
Catherine A. Kalaydjian	—	32,317	32,317	*
Michael J. McGuire	12,500	95,172	107,672	*
All directors and executive officers as a group	72,500	1,208,426	1,280,926	2.95%

*	Less than 1%. On March 9, 2012, there were 43,388,538 ordinary shares outstanding.

(1)	Unless otherwise stated, the address for each beneficial owner is c/o Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda.

(2)	Includes the outstanding ordinary shares and assumes the exercise of all options vesting within 60 days of March 9, 2012 with respect to each shareholder.

(3)	Includes 4,000 ordinary shares owned by Mr. Baily’s wife.

(4)	Includes 4,596 ordinary shares owned by Capital Z Partners Management, LLC, an entity in which Mr. Spass owns a non-controlling limited liability interest. Mr. Spass disclaims beneficial ownership of such shares except to the extent of his pecuniary interest.

60

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS

AND CERTAIN CONTROL PERSONS

Transactions with BlackRock, Inc.

On February 13, 2012, BlackRock, Inc. (“BlackRock”) filed a Schedule 13G with the SEC disclosing that its subsidiaries held, in the aggregate, approximately 9.5% of Endurance’s ordinary shares as of December 31, 2011. Since 2002, subsidiaries of BlackRock have provided the Company and its subsidiaries with various investment management, investment accounting and risk analysis services. During the year ended December 31, 2011, the Company paid or accrued fees of approximately $2.3 million for services provided by subsidiaries of BlackRock. All fee arrangements were made pursuant to arm’s length transactions at prevailing market rates for the services rendered. Following the procedures set forth above under “Board of Directors — Review and Approval of Transactions with Related Persons,” the Nominating and Corporate Governance Committee of the Board, at its meeting in February of 2012, reviewed and ratified the various relationships and transactions by and among the Company, BlackRock and their applicable affiliated companies.

Transactions with Fidelity Management & Research Company

On February 14, 2012, Fidelity Management & Research Company (“Fidelity”) filed a Schedule 13G/A with the SEC disclosing that its subsidiaries held, in the aggregate, approximately 6.1% of Endurance’s ordinary shares as of December 31, 2011. Subsidiaries of Fidelity provide the Company and its subsidiaries with investment management services. During the year ended December 31, 2011, the Company paid or accrued fees of approximately $1.5 million for those services. All fee arrangements were entered into pursuant to arm’s length transactions at prevailing market rates for the services rendered. Following the procedures set forth above under “Board of Directors — Review and Approval of Transactions with Related Persons,” the Nominating and Corporate Governance Committee of the Board, at its meeting in February of 2012, reviewed and ratified the various relationships and transactions by and among the Company, Fidelity and their applicable affiliated companies.

Transaction with Perry Corp.

On January 23, 2011, the Company entered into an agreement to repurchase its ordinary shares and options to purchase its ordinary shares held by two affiliated funds of Perry Corp., which was a founding shareholder of the Company. Richard C. Perry, the President and sole stockholder of Perry Corp., was a member of the Board of Directors of the Company at the time of the repurchase. The Company repurchased 7,143,056 ordinary shares and options to purchase 10,000 ordinary shares. The aggregate repurchase price for the ordinary shares and options was $321.5 million. The repurchase price per ordinary share was $44.99, the closing price for the Company’s ordinary share on the New York Stock Exchange on January 21, 2011 and a discount of approximately 1% from the volume weighted average price of the Ordinary Shares for the 10 day period ending on January 21, 2011. The options were repurchased based on a price of $44.99 per share, less the applicable exercise price for such options. The Company used existing cash on hand to fund the repurchase. Following the procedures set forth above under “Board of Directors — Review and Approval of Transactions with Related Persons,” the Board, at a meeting held on January 23, 2011, reviewed and approved the terms of the repurchase transaction among the Company, Perry Partners International, Inc., Perry Partners, L.P., Perry Corp. and Richard C. Perry. Mr. Perry recused himself from the meeting of the Board at which the repurchase transaction was considered and approved.

61

Transaction with Robert A. Spass

On February 28, 2011, the Company entered into an agreement with Mr. Spass to purchase from Mr. Spass warrants exercisable for 90,000 ordinary shares of the Company having an exercise price on the date of the agreement of $12.87 per ordinary share (the “Warrant Purchase Agreement”). The Warrant Purchase Agreement provided that the Company would purchase the warrants from Mr. Spass at a purchase price of $36.72 per warrant, which represented the closing price for the Company’s ordinary shares on the New York Stock Exchange on February 28, 2011, less the exercise price of the warrants. The transactions contemplated by the Warrant Purchase Agreement closed on March 1, 2011. Following the procedures set forth above under “Board of Directors – Review and Approval of Transactions with Related Persons,” the Board, at a meeting held on February 23, 2011, reviewed and approved the terms of the repurchase transaction between the Company and Mr. Spass. Mr. Spass recused himself from that portion of the meeting at which the proposed repurchase transaction was considered and approved.

62

REPORT OF THE AUDIT COMMITTEE

The following report is not deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

Messrs. Baily, Moore, O’Neill and Raver currently serve on the Audit Committee. Mr. Raver will continue as a member of the Audit Committee, assuming he is re-elected to the Board of Directors by the shareholders. Messrs. Baily, Moore and O’Neill will also remain members of the Audit Committee.

After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board of Directors has determined that (1) all current Audit Committee members are “independent” as that concept is defined in Section 10A of the Exchange Act, the SEC rules promulgated thereunder, and the applicable NYSE Corporate Governance Rules, (2) all current Audit Committee members are financially literate, and (3) Mr. Baily qualifies as an “audit committee financial expert” as defined by SEC rules promulgated under the Exchange Act. Shareholders should understand that this designation is an SEC disclosure requirement related to Mr. Baily’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Baily any duties, obligations or liability greater than are generally imposed upon him as a member of the Audit Committee and the Board and his designation as a financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. Other currently serving members of the Audit Committee and the Board may be considered financial experts, but the Board has not so designated them at this time.

The Board of Directors appointed the undersigned directors as members of the Audit Committee and adopted a written charter setting forth the procedures and responsibilities of the committee. Each year, the Audit Committee reviews the charter and reports to the Board of Directors on its adequacy in light of applicable NYSE rules. The charter is available on the Company’s web site at www.endurance.bm and is also available in print upon request to the Company’s Secretary. In addition, the Company will furnish an annual written affirmation to the NYSE relating to, among other things, clauses (1)-(3) of the preceding paragraph of this report and the adequacy of the Audit Committee charter.

During the last year, and earlier this year in preparation for the filing with the SEC of the Company’s Annual Report on Form 10-K, the Audit Committee:

•	reviewed and discussed the audited financial statements contained in the Annual Report on Form 10-K with management and the Company’s independent auditors;

•	reviewed and discussed the Company’s quarterly earnings press releases and related materials;

•	reviewed the overall scope and plans for the audit and the results of the independent auditors’ examinations;

•	reviewed the Company’s loss reserves;

•

reviewed and discussed the Company’s risk assessment and risk management, including the guidelines and policies governing the process of monitoring and controlling the Company’s major financial risk exposures;

•

met separately with management periodically during the year to consider the adequacy of the Company’s internal controls and the quality of its financial reporting and discussed these matters with the Company’s independent auditors and with appropriate Company financial personnel and internal auditors;

63

•

discussed with the Company’s senior management, independent auditors and internal auditors the process used for the Company’s chief executive officer and chief financial officer to make the certifications required by the SEC and the Sarbanes-Oxley Act of 2002 in connection with the Annual Report on Form 10-K and other periodic filings with the SEC;

•	reviewed the performance of the Company’s internal audit and Sarbanes-Oxley functions;

•	reviewed the Company’s whistleblower policy and its application;

•

reviewed and discussed with the independent auditors (1) their judgments as to the quality (and not just the acceptability) of the Company’s accounting policies, (2) the written communication from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and the independence of the independent auditors, (3) the matters required to be discussed with the committee under auditing standards generally accepted in the United States, including Statement on Auditing Standards No. 61, “Communication with Audit Committees” and Statement on Auditing Standards No. 90, “Audit Committee Communications” and (4) responsibilities, budget and staffing of the Company’s internal audit function;

•

received from the independent auditors written disclosures regarding the auditors’ independence required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence,” and has discussed with the independent auditors the independent auditors’ independence;

•

based on these reviews and discussions, as well as private discussions with the independent auditors and the Company’s internal auditors, recommended to the Board of Directors the inclusion of the audited financial statements of the Company and its subsidiaries in the Annual Report on Form 10-K; and

•

determined that the non-audit services provided to the Company by the independent auditors are compatible with maintaining the independence of the independent auditors and established clear hiring policies for employees or former employees of the Company’s independent auditors. The Audit Committee’s pre-approval policies and procedures are discussed below under “Audit Fees.”

While the Audit Committee has the duties and responsibilities set forth above and in its charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Audit Committee to ensure that the Company complies with all laws and regulations, its Code of Business Conduct and Ethics or its Corporate Governance Guidelines.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

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The Audit Committee meets regularly with management and the independent and internal auditors, including private discussions with the independent auditors and the Company’s internal auditors and receives the communications described above. The Audit Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards.

Respectfully submitted,

John T. Baily (Chairman)

Scott D. Moore

Brendan R. O’Neill

William J. Raver

65

AUDIT FEES

Ernst & Young Ltd. Fees and Services

	September 30,	September 30,
	2011 Actual Fees ($)	2010 Actual Fees ($)
Audit Fees	3,777,715	3,792,020
Audit-Related Fees	109,524	111,980
Tax Fees	—	10,000
All Other Fees	—	—

Total Fees	3,887,239	3,914,000

Audit fees for 2011 and 2010 consist of fees paid to Ernst & Young Ltd. for professional services for the audit of the Company’s annual consolidated financial statements, review of quarterly consolidated financial statements, audit of annual statutory statements and services that are normally provided by independent auditors in connection with statutory, Sarbanes-Oxley Section 404 attestation services, comfort letters, SEC and regulatory filings or engagements.

Audit-related fees for 2011 and 2010 consist of fees paid to Ernst & Young Ltd. for employee benefit plan audits, accounting consultations, consultations concerning accounting and reporting standards, consultation regarding certain regulatory matters and access to certain accounting and auditing information.

The Audit Committee concluded that the provision of the services listed above was compatible with maintaining the independence of Ernst & Young Ltd.

Pre-Approval Policies and Procedure

The Audit Committee is responsible for appointing the Company’s independent auditor and approving the terms of the independent auditor’s services. The Audit Committee has established the following policies and procedures by which it approves in advance any audit and permissible non-audit services to be provided by Ernst & Young Ltd.

Prior to the engagement of the independent auditor for any audit or non-audit services, management submits a proposal for such services to the Audit Committee. The Audit Committee reviews such proposals and provides its consent only after first considering whether the proposed services are consistent with the SEC’s rules on auditor independence. Also, in determining whether to grant pre-approval of any non-audit services, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of the Company; and

•	whether the service places the auditor in a position of being an advocate for the Company.

The Audit Committee has delegated its pre-approval authority to its Chairman for matters arising between meetings of the Audit Committee. Any pre-approval of a service by the Chairman of the Audit Committee is subject to ratification by the Audit Committee at its next scheduled meeting.

During 2011, the Audit Committee approved all of Ernst & Young Ltd.’s audit and permissible non-audit services.

66

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of, and transactions in, Company equity securities with the SEC. Based on a review of such reports, and on written representations from reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its directors and executive officers were complied with, except the inadvertent late filing of one Form 4 for Robert A. Spass, which reported the exercise of warrants by Mr. Spass.

OTHER MATTERS

The Company knows of no specific matter to be brought before the Annual General Meeting that is not referred to in the attached Notice of Annual General Meeting of Shareholders and this proxy statement. If any such matter comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote proxies in accordance with their best judgment with respect to such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2013

Under the U.S. federal proxy solicitation rules, for any proposal submitted by a shareholder to be considered for inclusion in Endurance’s proxy materials for the 2013 Annual General Meeting of Shareholders, it must be received by Endurance at its registered office located at Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda addressed to the Secretary by November 29, 2012. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

In order for shareholder proposals made outside the processes of Rule 14a-8 under the Exchange Act to be considered timely for purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received by the Company at its registered office no later than February 12, 2013.

If a shareholder desires to nominate one or more individuals for election as directors at the 2013 Annual General Meeting, written notice of such shareholder’s intent to make such a nomination must be received by the Company at its registered office not later than November 29, 2012 and no earlier than October 30, 2012. Any notice for a director nomination shall include the information set forth under “Board of Directors — Director Nominee Process” above.

ANNUAL REPORT ON FORM 10-K, CORPORATE GOVERNANCE GUIDELINES

AND CODE OF BUSINESS CONDUCT AND ETHICS

The Company’s Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies. Upon written request of a shareholder, the Company will furnish, without charge, a copy of the Company’s:

•	Annual Report on Form 10-K, including exhibits, as filed with the SEC;

•	Corporate Governance Guidelines;

•	Code of Business Conduct and Ethics; and

•	Charters of the committees of the Board of Directors.

If you would like a copy of any of the above referenced documents, contact Investor Relations, Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda. In addition, financial reports and filings with the SEC, including the Annual Report on Form 10-K, are available on the internet at www.sec.gov. Company information, including the formal charters of each of the committees of the Board of Directors, as well as the Company’s Corporate Governance Guidelines and Code of Business Conduct, is also available on the Company’s web site at www.endurance.bm.

67

Appendix A

AMENDED AND RESTATED BYE—LAWS

of

ENDURANCE SPECIALTY HOLDINGS LTD.

I HEREBY CERTIFY that the within written Bye-Laws are a true copy of the Amended and Restated Bye-Laws of Endurance Specialty Holdings Ltd. as adopted by the shareholders thereof at the Annual General Meeting held on ~~15 May 2008 in place of those originally adopted on 19 July 2002 as subsequently amended on 25 February 2003 and 27 April 2005.~~[10 May 2012].

By:
Name:	John V. Del Col
Title:	General Counsel & Secretary

INDEX

BYE-LAW	SUBJECT	PAGE

1	Interpretation
2	Registered Office
3,4	Share Rights
5,6	Modification of Rights
7-~~11~~10	Shares
~~12-15~~11-14	Certificates
~~16-19~~15-18	Lien
~~20-25~~19-24	Calls on Shares
~~26-32~~25-31	Forfeiture of Shares
~~33~~32	Required Sale of Shares
33,34~~,~~	Register of Shareholders
35	Register of ~~Shareholders~~
~~36~~	~~Register of~~ Directors and Officers
~~37-39~~36-38	Transfer of Shares
~~40-43~~39-42	Transmission of Shares
~~44-46~~43-45	Increase of Capital
46,47,~~48~~	Alteration of Capital
48,49~~,50~~	Reduction of Capital
~~51~~50	General Meetings and Resolutions in Writing
~~52-55~~51-54	Notice of General Meetings
~~56-62~~55-61	Proceedings at General Meetings
~~63-66~~62-65	Votes of Shareholders
~~67~~66	Shareholder Disclosure
~~68-79~~67-78	Voting Procedures
~~80-86~~79-85	Proxies and Corporate Representatives
~~87-90~~86-89	Appointment and Removal of Directors
~~91~~90	Resignation and Disqualification of Directors
91-93~~-94~~	Alternate Directors
~~95~~	~~Observers~~

BYE-LAW	SUBJECT	PAGE

~~96~~94	Directors’ Fees and Additional Remuneration and Expenses
~~97~~95	Directors’ Interests
~~98-102~~96-100	Powers and Duties of the Board
~~103-105~~101-103	Delegation of the Board’s Powers
~~106-114~~104-112	Proceedings of the Board
~~115~~113	Officers
~~116~~114	Minutes
~~117,118~~115,116	Secretary and Resident Representative
~~119~~117	The Seal
~~120-126~~118-124	Dividends and Other Payments
~~127~~125	Reserves
~~128~~126, 127	Capitalisation of Profits
~~130,131~~128,129	Record Dates
130-132~~-134~~	Accounting Records
~~135~~133	Audit
~~136-139~~134-137	Service of Notices and Other Documents
~~140~~138	Winding Up
~~141-147~~139-145	Indemnity
~~148~~146	Amalgamation or Merger
~~149~~147	Continuation
~~150~~148	Alteration of Bye-Laws
~~151~~149	Certain Subsidiaries

AMENDED AND RESTATED BYE - LAWS

of

ENDURANCE SPECIALTY HOLDINGS LTD.

INTERPRETATION

1.	(1)	In these Bye-Laws unless the context otherwise requires –

“Affiliate” means, with respect to any specified person, a person that directly or indirectly controls, is controlled by or is under common control with such person. For the purpose of this definition, the term “control” means the power to direct the management of an entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlled” and “controlling” have meanings correlative to the foregoing.

“Alternate Director” means an Alternate Director appointed in accordance with Bye-Law ~~92~~91.

~~“Appraised Value” with respect to any Ordinary Share means, as of any specified date, the value of such Ordinary Share as of such date as determined by an investment bank of nationally recognised standing selected by the Shareholder and reasonably acceptable to the Company. If the investment bank selected by the Shareholder is not reasonably acceptable to the Company, and the Company and the Shareholder cannot agree on a mutually acceptable investment bank, then the Company and the Shareholder shall each choose one such investment bank and the respective chosen firms shall jointly select a third investment bank, which shall make the determination. The Company shall pay the costs and fees of each such investment bank (including any such investment bank selected~~

~~by the Shareholder), and the decision of the investment bank making such determination of Appraised Value shall be final and binding on the Company and the Shareholder. Such Appraised Value shall be determined as a pro rata portion of the value of the Company taken as a whole, based on the higher of (A) the value derived from a hypothetical sale of the Company as a going concern by a willing seller to a willing buyer (neither acting under any compulsion) and (B) the liquidation value of the Company. No discount shall be applied on account of (i) the purchased Shares representing a minority interest, (ii) any lack of liquidity of the purchased Shares, (iii) the fact that the purchased Shares may constitute “restricted securities” for securities law purposes, (iv) the existence of the Company’s right, as set forth in these Bye-Laws and the Shareholders Agreement, to require Shareholders to sell Shares to the Company or to one or more third parties designated by the Company or (v) the existence of the possibility of a reduction in voting power pursuant to these Bye-Laws. The Appraised Value per Class A Share as of any specified date shall be identical to the Appraised Value per Ordinary Share on such date.~~

“Bermuda” means the Islands of Bermuda.

“Board” means the Board of Directors of the Company or the Directors present at a meeting of Directors at which there is a quorum.

“Business Day” means any day except a Saturday, Sunday or other day on which banks in any of Hamilton, Bermuda, or New York, New York are authorised or obligated by law or executive order to close.

~~“Class A Shares” shall mean the Class A shares, par value $1.00 per share, of the Company.~~

~~“Class A Warrant” means a warrant, dated July 22, 2002, granting to the holder thereof the right to purchase Class A Shares from the Company on the terms and subject to the conditions therein.~~

“Code” means the United States Internal Revenue Code of 1986, as amended, or any United States federal statute then in effect that has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement United States federal statute.

“Commission” means the U. S. Securities and Exchange Commission, or its successor.

“Companies Acts” means every Bermuda statute from time to time in force concerning companies insofar as the same applies to the Company.

“Company” means the company incorporated in Bermuda under the name of Endurance Specialty Holdings Ltd. on 27 June 2002.

“Confidential Information” shall have meaning given to such term in Bye-Law ~~67~~66(2).

“Control Group” means, with respect to any person, all Shares directly owned by such person and all Shares directly owned by each other Shareholder any of whose Shares are included in the Controlled Shares of such person.

“Controlled Shares” in reference to any person means all Shares that such person is deemed to own directly, indirectly (within the meaning of Section 958(a) of the Code) or, in the case of any U.S. Person, constructively (within the meaning of Section 958(b) of the Code).

~~“Conversion Request” shall have the meaning given such term in Bye-Law 8.~~

~~“Convertible Securities” means evidences of indebtedness, shares (including without limitation the Class A Shares (notwithstanding any limitations on conversion thereof)), or other securities that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, Ordinary Shares, either immediately or upon the occurrence of a specified date or a specified event.~~

~~“Converting Shareholder” shall have the meaning given such term in Bye-Law 7.~~

~~“Current Market Price” with respect to any Ordinary Share means, as of any specified date, the average of the daily market prices of the Ordinary Shares for the twenty (20) consecutive Business Days immediately preceding such date. The “daily market price” for each such Business Day shall be: (1) if the Ordinary Shares are then listed on a national securities exchange or on Nasdaq, the last sale price, regular way, on such day on the principal stock exchange or market system on which the Ordinary Shares are then listed or admitted to trading, or, if no such sale takes place on such day, the average of the closing bid and asked prices for the Ordinary Shares on such day as reported on such stock exchange or market system or (2) if the Ordinary Shares are not then listed or admitted to trading on any national securities exchange or on Nasdaq but are traded over-the-counter, the average of the closing bid and asked prices for the Ordinary Shares as reported on Nasdaq or the Electronic Bulletin Board or in the National Daily Quotation Sheets~~, ~~as applicable.~~

“Designated Companies” shall have the meaning given such term in Bye-Law ~~150~~149.

“Designated Company Directors” shall have the meaning given such term in Bye-Law ~~150~~149.

“Director” means such person or persons as shall be elected to the Board from time to time pursuant to Bye-Law 86 or appointed to the Board from time to time to fill a casual vacancy pursuant to Bye-Law 87 and includes an Alternate Director.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

~~“Fair Value” with respect to any Ordinary Share means, as of any specified date, (1) if the Ordinary Shares are publicly traded on such~~

~~date, the Current Market Price per Ordinary Share or (2) if the Ordinary Shares are not publicly traded on such date, (A) the fair market value per Ordinary Share as determined in good faith by the Board and set forth in the Purchase Notice or (B) if the Shareholder objects in writing to such price as determined by the Board within thirty (30) days after receiving notice of same, the Appraised Value per Ordinary Share as of such date. The Fair Value per Class A Share as of any specified date shall be identical to the Fair Value per Ordinary Share on such date.~~

~~“Fully Diluted Basis” means assuming the exercise, conversion or exchange of all Share Purchase Rights, other than unvested Options, at the time outstanding.~~

“Indemnified Person” means any Director, Officer, Resident Representative, member of a committee duly constituted under these Bye-Laws and any liquidator, manager or trustee for the time being acting in relation to the affairs of the Company, and his heirs, executors and administrators.

~~“Initial Warrant” means a warrant, dated as of July 22, 2002, granting to the holder thereof the right to purchase Ordinary Shares and/or Class A Shares from the Company on the terms and subject to the conditions set forth therein.~~

~~“~~                  ”9.5% Shareholder” means a person that owns Shares (within the meaning of Section 958 (a) of the Code) and owns or is deemed to own Controlled Shares which confer votes in excess of 9.5% (or such other percentage as determined under Bye-Law ~~69~~63(3)) of the votes conferred by all of the issued and outstanding Shares.

“Meeting Date” shall have the meaning given such term in Bye-Law ~~131~~129.

“Memorandum” means the Memorandum of Association of the Company in its present form or as from time to time amended.

~~“Observer” means an Observer appointed in accordance with Bye-Law 95.~~

“Officer” means a person appointed by the Board pursuant to Bye-Law ~~115~~113 and shall not include an auditor of the Company.

~~“Options” means options to purchase Shares, including options to purchase Shares that may be granted to certain directors, officers and employees of the Company.~~

“Ordinary Shares” shall mean the ordinary shares, par value $1.00 per share, of the Company.

“paid up” means paid up or credited as paid up.

~~“Publicly Traded Shares” means (i) any Shares that (A) have been issued pursuant to an effective registration statement under the Securities Act or (B) have been sold to the public pursuant to Rule 144 under the Securities Act or any similar successor rule; (ii) any Shares that have been sold to the public outside the United States pursuant to the statutes applicable to such sale in the country or jurisdiction in which such Shares were sold; or (iii) any Shares issued upon the registration of transfer of another Share that is a Publicly Traded Share.~~

“Record Date” shall have the meaning given such term in Bye-Law ~~131~~129.

“Record Date Holder” shall have the meaning given such term in Bye-Law ~~131~~129.

“Register” means the Register of Shareholders ~~of the Company~~.

“Registered Office” means the registered office for the time being of the Company.

“Related Group” means a group of Shareholders that are investment vehicles and are under common control or management.

“Relevant Shares” shall have the meaning given such term in Bye-Law ~~131~~129.

“Removed Company Directors” share the meaning given such term in Bye-Law ~~151~~149.

“Resident Representative” means (if any) the individual (or, if permitted in accordance with the Companies Acts, ~~the~~a company) appointed to perform the duties of resident representative set out in the Companies Acts and includes any assistant or deputy resident representative appointed by the Board to perform any of the duties of the resident representative.

“Resolution” means a resolution of the Shareholders passed in general meeting or, where required, of a separate class or separate classes of Shareholders passed in a separate general meeting or in either case, adopted by resolution in writing, in accordance with the provisions of these Bye-Laws.

“Seal” means the common seal of the Company and includes any duplicate thereof.

“Secretary” includes a temporary or assistant or deputy Secretary and any person appointed by the Board to perform any of the duties of the Secretary.

~~“Securities Act” means the United States Securities Act of 1933, as amended, or any United States federal statute then in effect that has replaced such statute.~~

“Service” ~~shall have the meaning given such term in Bye-Law 67(2).~~means the U.S. Internal Revenue Service.

“Shareholder” means a shareholder or member of the Company.

~~“Shareholders Agreement” means that certain Amended and Restated Shareholders Agreement, dated as of January 30, 2003, as amended from time to time, among the Company, Endurance Specialty Insurance Ltd. and each of the Shareholders and Warrant Holders listed on Schedule A thereto.~~

~~“Share Purchase Rights” means any options, warrants or other securities or rights to subscribe to or exercisable for the purchase of Shares or Convertible Securities, whether or not immediately exercisable.~~

“Shares” means any shares in the share capital of the Company and includes a fraction of a share.

~~“Sponsor” has the meaning assigned such term in the Shareholders Agreement.~~

“these Bye-Laws” means these Amended and Restated Bye-Laws in their present form or as from time to time amended.

“transfer” when used with respect to Shares, includes granting security interests in Shares, pledging Shares, granting voting interests in Shares or otherwise directly or indirectly transferring or disposing of any interest in Shares.

“Treasury Shares” means a Share that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled.

“U.S. Person” means a “United States person” as defined in Section 957(c) of the Code.

“United States” means the United States of America and dependent territories or any part thereof.

~~“Warrant” means an Initial Warrant or a Class A Warrant.~~

~~“Warrant Holder” has the meaning assigned such term in the Shareholders Agreement.~~

(2)

For the purposes of these Bye-Laws a corporation which is a shareholder shall be deemed to be present in person at a general meeting, if, in accordance with the Companies Acts, its authorised representative is present;

(3)	Words importing only the singular number include the plural number and vice versa;

(4)	Words importing only the masculine gender include the feminine and neuter genders respectively;

(5)

Words importing persons include any individual, partnership, corporation, limited liability company, joint venture, joint stock company, trust, unincorporated organization, government (or an agency or political subdivision thereof) or other entity;

(6)

Reference to writing shall include typewriting, printing, lithography, photography, telecopy and other modes of representing or reproducing words in a legible and non-transitory form, including an electronic record; ~~and~~

(7)

Any words or expressions defined in the Companies Acts in force at the date when these Bye-Laws or any part thereof are adopted shall bear the same meaning in these Bye-Laws or such part (as the case may be~~).~~); and

(8)	Headings used in these Bye-Laws are for convenience only and are not to be used or relied upon in the construction hereof.

REGISTERED OFFICE

2.	The Registered Office shall be at such place in Bermuda as the Board shall from time to time appoint.

SHARE RIGHTS

3.

Subject to any special rights conferred on the holders of any Share or class of Shares, any Share in the Company may be issued with or have attached thereto such preferred, deferred, qualified or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may by Resolution determine or, if there has not been any such determination or so far as the same shall not make specific provision, as the Board may determine.

4.	(1)	Subject to the Companies Acts, any redeemable preference Shares may, with the sanction of a resolution of the Board, be issued on terms:

(a)	that they are to be redeemed on the happening of a specified event or on a given date; and/or,

(b)	that they are liable to be redeemed at the option of the Company; and/or,

(c)	if authorised by the Memorandum, that they are liable to be redeemed at the option of the holder.

The terms and manner of redemption shall be provided for in such resolution of the Board and shall be attached to but shall not form part of these Bye-Laws.

(2)

The Board may, at its discretion and without the sanction of a Resolution, authorise the purchase by the Company of its own Shares, of any class, at any price (whether at par or above or below par), and any Shares to be so purchased may be selected in any manner, upon such terms as the Board may in its discretion determine PROVIDED ALWAYS that such purchase is effected in accordance with the provisions of the Companies Acts. To the extent permitted by the Companies Acts, the whole or any part of the amount payable on any such purchase may be paid or satisfied otherwise than in cash.

(3)

The Board may, at its discretion and without the sanction of a Resolution, authorise the acquisition by the Company of its own Shares to be held as Treasury Shares upon such terms as the Board may in its discretion determine, PROVIDED ALWAYS that such acquisition is effected in accordance with the provisions of the Companies Acts. The Company shall be entered in the Register as a Shareholder in respect of the Shares held by the Company as Treasury Shares and shall be a Shareholder but subject always to the provisions of the Companies Acts; for the avoidance of doubt, the Company shall not exercise any rights and shall not enjoy or participate in any of the rights attaching to those Treasury Shares, save as expressly provided for in the Companies Act.

MODIFICATION OF RIGHTS

5.

Subject to the Companies Acts, all or any of the special rights for the time being attached to any class of Shares for the time being issued may from time to time (whether or not the Company is being wound up) be altered or abrogated with the consent in writing of the holders of not less than seventy-five percent (75%) of the issued Shares of that class or with the sanction of a resolution passed at a separate general meeting of the holders of such Shares voting in person or by proxy. To any such separate general meeting, all the provisions of these Bye-Laws as to general meetings of the Company shall mutatis mutandis apply, but so that the necessary quorum shall be two or more persons holding or representing by proxy more than fifty percent (50%) of the aggregate voting power of the Shares of the relevant class, that every holder of Shares of the relevant class shall be entitled on a poll to one vote for every such Share held by him (subject to any adjustments made to the voting power of the Shares of any Shareholder pursuant to Bye-Law 64) and that any holder of Shares of the relevant class present in person or by proxy may demand a poll; PROVIDED, HOWEVER, that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum.

6.

For the purpose of this Bye-Law, unless otherwise expressly provided by the rights attaching to or the terms of issue of such Shares or class of Shares, such rights or terms, as the case may be, shall not be deemed to be altered by:

(1)	the creation or issue of further Shares ranking pari passu therewith;

(2)	the creation or issue for full value (as determined by the Board) of further Shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them; or

(3)	the purchase or redemption by the Company of any of its own Shares.

SHARES

7.	The share capital of the Company shall consist of Ordinary Shares ~~and Class A Shares~~.

(1)	All Ordinary Shares shall have the voting power determined pursuant to Bye-Law ~~64~~63.

~~(2)~~

~~All Class A Shares shall have all of the rights of, and shall be treated identically in all respects with, Ordinary Shares (including with respect to dividends and other distributions, whether of cash or other property (including securities), stock splits, subdivisions and combinations, reorganizations, reclassifications, amalgamations, mergers, consolidations, liquidations, distributions or the like or the granting of Share Purchase Rights), except that they shall carry no voting rights other than such voting rights as may be required from~~

~~time to time by the Companies Acts, these Bye-Laws or the Shareholders Agreement.~~

~~(3)~~

~~Subject to paragraphs (4) and (5) of this Bye-Law, at any time and from time to time, any holder of Class A Shares (a “Converting Shareholder”) may convert all or any portion of its Class A Shares into Ordinary Shares on a one-for-one basis in accordance with the procedures set forth in Bye-Law 8, unless (i) the Board reasonably determines that such conversion of all or any part of such Class A Shares may cause adverse tax consequences, determined after giving effect to the reduction in voting power pursuant to the provisions of Bye Laws 64, to the Company, any of its subsidiaries or any U.S. Person as to which the Shares held by such Shareholder constitute Controlled Shares or (ii) in the case of Class A Shares except those initially issued upon the exercise of an Initial Warrant, the Ordinary Shares held by such holder after such a conversion would not have voting power greater than the Ordinary Shares, if any, held by such holder before such a conversion (after giving effect to any reduction in voting power imposed in accordance with Bye-Laws 64). The Board may elect to accept only a portion of the total Class A Shares requested to be converted if such partial conversion is acceptable to the Converting Shareholder and if the Board reasonably determines that the conversion of a greater amount may cause adverse tax consequences to the Company, any of its subsidiaries or any U.S. Person as to which the Shares held by such Shareholder constitute Controlled Shares. In the event that the Board declines to accept all or a portion of the total Class A Shares requested to be converted by multiple Shareholders, the Board will use its best efforts to treat similarly situated Shareholders equitably (to the extent possible under the circumstances).~~

~~(4)~~

~~Class A Shares obtained by a Shareholder upon exercise of an Initial Warrant pursuant to Section 4.1 thereof may, when held by the Warrant Holder that exercised such Initial Warrant or any Affiliate of such Warrant Holder, be converted into Ordinary Shares only if such conversion would not cause any Person to become a 9.5% Shareholder (without giving effect to any provisions of these Bye-Laws that might limit the voting power of such Ordinary Shares).~~

~~(5)~~

~~Class A Shares issued by the Company other than pursuant to the exercise of an Initial Warrant may not be converted into Ordinary Shares by the Shareholder to whom such Class A Shares were originally issued nor by any Affiliate of such Shareholder.~~

~~8.~~	~~(1)~~

~~Subject to the last sentence of this paragraph (1), in order to convert Class A Shares, a Converting Shareholder shall deliver to the Company a written request (a “Conversion Request”) and share certificate(s) representing the Class A Shares to be converted. The Board shall determine whether to accept the Conversion Request within ten (10) Business Days of receipt of such request. If the Board elects to reject the Conversion Request which it may do only if it reasonably determines that the Conversion may cause adverse tax consequences as determined in subsection 3(i) of Bye-Law 7, or if the Converting Shareholder fails to meet the requirements of subsections 3(ii), (4) or (5) of Bye-Law 7, the Company will return the certificates promptly. The Board may delegate the decision whether to accept the Conversion Request to a committee of the Board, an Officer or other persons. In connection with the exercise of an Initial Warrant, a Shareholder may request a prospective conversion of the Class A Shares to be issued upon exercise thereof, such that the exercise and conversion may occur simultaneously.~~

~~(2)~~

~~Notwithstanding any other provision hereof, if a conversion of Class A Shares is to be made in connection with any public offering of Ordinary Shares or in connection with any transfer of Shares approval of which is required pursuant to Bye-Laws 37 through 39, at the election of the Converting Shareholder the conversion of Class A Shares may be conditioned upon the consummation of such public offering or transfer (with such conversion to occur simultaneously therewith).~~

~~(3)~~

~~Within five (5) Business Days after a Conversion Request is accepted by the Board (or simultaneously with a public offering or other transfer if made in connection therewith), the Company shall deliver to the Converting Shareholder (or, if applicable, to its transferee):~~

~~(a)~~	~~a certificate representing the Ordinary Shares into which the number of Class A Shares accepted for conversion have been converted; and~~

~~(b)~~	~~a certificate representing the Class A Shares, if any, that were represented by the certificate delivered to the Company but were not converted.~~

~~(4)~~

~~The issuance of certificates for Ordinary Shares upon any conversion of Class A Shares shall be made without charge to the Converting Shareholders for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion. The Ordinary Shares into which such Class A Shares shall have been converted shall be validly issued and fully paid.~~

~~9~~	(2)	All Ordinary Shares shall be entitled to such dividends as the Board may from time to time declare.

(3)

All Ordinary Shares shall be entitled to the surplus assets of the Company in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganization or otherwise or upon any distribution of capital.

(4)

All the rights attaching to Ordinary Shares that are Treasury Shares shall be suspended and shall not be exercised by the Company while it holds such Treasury Shares and, except where required by the Companies Acts, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or Ordinary Shares, of the Company.

8.	(1)

Subject to the provisions of these Bye-Laws, the unissued Shares ~~of the Company~~ (whether forming part of the original capital or any increased capital) shall be at the disposal of the Board, which may offer, allot, grant options over or otherwise dispose of them to such persons, at such times and for such consideration and upon such terms and conditions as the Board may determine.

(2)

Subject to the provisions of these Bye-Laws, any Shares held by the Company as Treasury Shares shall be at the disposal of the Board, which may hold all or any of such Treasury Shares, dispose of or transfer all or any of such Treasury Shares for cash or other consideration, or cancel all or any of such Treasury Shares.

(3)	The Board may, in connection with the issue of any Shares, exercise all powers of paying commission and brokerage fees conferred or permitted by law.

~~10~~9.	Shares may be issued in fractional denominations and in such event the Company shall deal with such fractions to the same extent as its whole shares, so that a share in a fractional denomination shall have, in proportion to the fraction of a whole share that it represents, all the rights of a whole share, including (but without limiting the generality of the foregoing) the right to vote (subject to any adjustments made pursuant to Bye-Law ~~64~~63), to receive dividends and distributions and to participate in a winding-up.

~~11~~10.

Except as ordered by a court of competent jurisdiction or as required by law, no person shall be recognised by the Company as holding any Share upon trust and the Company shall not be bound by or required in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or any interest in any fractional part of a Share or (except only as otherwise provided in these Bye-Laws, or by law) any other right in respect of any Share except an absolute right to the entirety thereof in the registered holder.

CERTIFICATES

~~12~~11.

The preparation, issue and delivery of certificates shall be governed by the Companies Acts. In the case of a Share held jointly by several persons, delivery of a certificate to one of several joint holders shall be sufficient delivery to all.

~~13~~12.

If a Share certificate is defaced, lost or destroyed it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of the costs and out of pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of defacement, on delivery of the old certificate to the Company.

~~14~~13.

All certificates for share or loan capital or other securities of the Company (other than letters of allotment, scrip certificates and other like documents) shall, except to the extent that the terms and conditions for the time being relating thereto otherwise provide, be in such form as the Board may determine and issued under the Seal or signed by a Director, the Secretary or any person authorised by the Board for that purpose. The Board may by resolution determine, either generally or in any particular case, that any signatures on any such certificates need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any persons, and may determine that a representation of the Seal may be printed on any such certificates. If any person holding an office in the Company who has signed, or whose facsimile signature has been used on any certificate, ceases for any reason to hold his office, such certificate may nevertheless be issued as though that person had not ceased to hold such office.

14.

Nothing in these Bye-Laws shall prevent title to any securities of the Company from being evidenced and/or transferred without a written instrument in accordance with regulations made from time to time in this regard under the Companies Acts, and (i) the Board shall have power to implement any arrangements which it may think fit for such evidencing and/or transfer which accord with those regulations and (ii) any such transfer shall be subject to the applicable provisions of Bye-Law ~~37~~36.

LIEN

~~16~~15.

The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all moneys, whether presently payable or not, called or payable, at a date fixed by or in accordance with the terms of issue of such Share in respect of such Share, and the Company shall also have a first and paramount lien on every Share (other than a fully paid Share) standing registered in the name of a Shareholder, whether singly or jointly with any other person, for all the debts and liabilities of such Shareholder or his estate to the Company, whether the same shall have been incurred before or after notice to the Company of any interest of any person other than such Shareholder, and whether the time for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such Shareholder or his estate and any other person, whether a Shareholder or not. The Company’s lien on a Share shall extend to all dividends payable thereon. The Board may at any time, either generally or in any particular case, waive any lien that has arisen or declare any Share to be wholly or in part exempt from the provisions of this Bye-Law.

~~17~~16.

The Company may sell, in such manner as the Board may think fit, any Share on which the Company has a lien but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of fourteen (14) days after a notice in writing, stating and demanding payment of the sum presently payable and giving notice of the intention to sell in default of such payment, has been served on the holder for the time being of the Share.

~~18~~17.

The net proceeds of sale by the Company of any Shares on which it has a lien shall be applied in or towards payment or discharge of the debt or liability in respect of which the lien exists so far as the same is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the Share prior to the sale) be paid to the person who was the holder of the Share immediately before such sale. For giving effect to any such sale the Board may authorise some person to transfer the Share sold to the purchaser thereof. The purchaser shall be registered as the holder of the Share and he shall not be bound to see to the application of the purchase money, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings relating to the sale.

~~19~~18.	(1)

Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any shares registered in any of the Company’s registers as held either jointly or solely by any Shareholder or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Shareholder by the Company on or in respect of any shares registered as aforesaid or for or on account or in respect of any Shareholder and whether in consequence of:

(a)	the death of such Shareholder;

(b)	the non-payment of any income tax or other tax by such Shareholder;

(c)	the non-payment of any estate, probate, succession, death, stamp, or other duty by the executor or administrator of such Shareholder or by or out of his estate; or

(d)	any other act or thing;

in every such case (except to the extent that the rights conferred upon holders of any class of shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

(i)	the Company shall be fully indemnified by such Shareholder or his executor or administrator from all liability;

(ii)

the Company shall have a lien upon all dividends and other monies payable in respect of the shares registered in any of the Company’s registers as held either jointly or solely by such Shareholder for all monies paid or payable by the Company in respect of such shares or in respect of any dividends or other monies as aforesaid thereon or for or on account or in respect of such Shareholder under or in consequence of any such law together with interest thereon (at a rate not exceeding that permissible under the Interest and Credit Charges (Regulation) Act 1975 of Bermuda) from the date of payment to the date of repayment and may deduct or set off against such dividends or other monies payable as aforesaid any monies paid or payable by the Company as aforesaid together with interest as aforesaid;

(iii)

the Company may recover as a debt due from such Shareholder or his executor or administrator wherever constituted any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period aforesaid in excess of any dividends or other monies as aforesaid then due or payable by the Company; and

(iv)

the Company may, if any such money is paid or payable by it under any such law as aforesaid, refuse to register a transfer of any shares by any such Shareholder or his executor or administrator until such money and interest as aforesaid is set off or deducted as aforesaid, or in case the same exceeds the amount of any such dividends or other monies as aforesaid then due or payable by the Company, until such excess is paid to the Company.

(2)

Subject to the rights conferred upon the holders of any class of shares, nothing herein contained shall prejudice or affect any right or remedy which any law may confer or purport to confer on the Company and as between the Company and every such Shareholder as aforesaid, his estate representative, executor, administrator and estate wheresoever constituted or situate, any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES

~~20~~19.

The Board may from time to time make calls upon the Shareholders (for the avoidance of doubt, excluding the Company in respect of any nil or partly paid Shares held by the Company as Treasury Shares) in respect of any moneys unpaid on their Shares (whether on account of the par value of the Shares or by way of premium) and not by the terms of issue thereof made payable at a date fixed by or in accordance with such terms of issue, and each Shareholder shall (subject to the Company serving upon him at least fourteen (14) days’ notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his Shares. A call may be revoked or postponed as the Board may determine.

~~21~~20.	A call may be made payable by instalments and shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

~~22~~21.	The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

~~23~~22.

If a sum called in respect of the Share shall not be paid before or on the day appointed for payment thereof the person from whom the sum is due shall pay interest on the sum from the day appointed for the payment thereof to the time of actual payment at such rate as the Board may determine, but the Board shall be at liberty to waive payment of such interest wholly or in part.

~~24~~23.

Any sum which, by the terms of issue of a Share, becomes payable on allotment or at any date fixed by or in accordance with such terms of issue, whether on account of the nominal amount of the Share or by way of premium, shall for all the purposes of these Bye-Laws be deemed to be a call duly made, notified and payable on the date on which, by the terms of issue, the same becomes payable and, in case of non-payment, all the relevant provisions of these Bye-Laws as to payment of interest, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

~~25~~24.	The Board may on the issue of Shares differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment.

FORFEITURE OF SHARES

~~26~~25.

If a Shareholder fails to pay any call or instalment of a call on the day appointed for payment thereof, the Board may at any time thereafter during such time as any part of such call or instalment remains unpaid serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

~~27~~26.

The notice shall name a further day (not being less than fourteen (14) days from the date of the notice) on or before which, and the place where, the payment required by the notice is to be made and shall state that, in the event of non-payment on or before the day and at the place appointed, the Shares in respect of which such call is made or instalment is payable will be liable to be forfeited. The Board may accept the surrender of any Share liable to be forfeited hereunder and, in such case, references in these Bye-Laws to forfeiture shall include surrender.

~~28~~27.

If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which such notice has been given may at any time thereafter, before payment of all calls or instalments and interest due in respect thereof has been made, be forfeited by a resolution of the Board to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited Shares and not actually paid before the forfeiture.

~~29~~28.

When any Share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the holder of the Share; but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice as aforesaid.

~~30~~29.

A forfeited Share shall be deemed to be the property of the Company and may be sold, re-offered or otherwise disposed of either to the person who was, before forfeiture, the holder thereof or entitled thereto or to any other person upon such terms and in such manner as the Board shall think fit, and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Board may think fit.

~~31~~30.

A person whose Shares have been forfeited shall thereupon cease to be a Shareholder in respect of the forfeited Shares but shall, notwithstanding the forfeiture, remain liable to pay to the Company all moneys which at the date of forfeiture were presently payable by him to the Company in respect of the Shares with interest thereon at such rate as the Board may determine from the date of forfeiture until payment, and the Company may enforce payment without being under any obligation to make any allowance for the value of the Shares forfeited.

~~32~~31.

An affidavit in writing that the deponent is a Director ~~of the Company~~ or the Secretary and that a Share has been duly forfeited on the date stated in the affidavit shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share. The Company may receive the consideration (if any) given for the Share on the sale, re-allotment or disposition thereof and the Board may authorise some person to transfer the Share to the person to whom the same is sold, re-allotted or disposed of, and he shall thereupon be registered as the holder of the Share and shall not be bound to see to the application of the purchase money (if any) nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings relating to the forfeiture, sale, re-allotment or disposal of the Share.

REQUIRED SALE OF SHARES

~~33~~32.

If the Board reasonably determines, upon the written advice of counsel, that Share ownership by any person may result in any non-de minimis adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other holder of Shares (including if such consequence arises as a result of any Person owning Controlled Shares of 9.5% or more of the value of the Company or the voting Shares (after giving effect to any adjustment to voting power required by Bye-Law ~~64~~63)), the Company will have the option but not the obligation to purchase or assign to a third party or one or more other Shareholders the right to purchase the minimum number of Shares held by such person which is necessary to eliminate such non-de minimis adverse tax, legal or regulatory consequence at a price determined in the good faith discretion of the Board to represent such ~~Shares'~~Shares’ fair market value; provided that if the Shares are traded on a securities exchange in or outside the United States, the fair market value per Share shall be determined by the Board based on the average of the last sales price per Share or if there is none, the average of the bid and asked price per Share, in each case for the ten business days prior to the repurchase date. The determinations by the Board pursuant to this Bye-Law ~~33~~ shall be final and binding. The Board will use reasonable efforts to ensure equal treatment to similarly situated Shareholders to the extent possible under the circumstances in connection with the application of this Bye-Law ~~33~~.

REGISTER OF SHAREHOLDERS

~~34~~33.

The Register shall be kept at the Registered Office or at such other place in Bermuda as the Board may from time to time direct, in the manner prescribed by the Companies Acts. Subject to the provisions of the Companies Acts, the Company may keep one or more branch registers in any place, and the Board may make, amend and revoke any resolutions as it may think fit respecting the keeping of such registers.

~~35~~34.

The Register or any branch register may be closed at such times and for such period as the Board may from time to time decide, subject to the Companies Acts. Except during such time as it is closed, the Register and each branch register shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon (or between such other times as the Board from time to time determines) on every working day. Unless the Board so determines, no Shareholder or intending Shareholder shall be entitled to have entered in the Register or any branch register any indication of any trust or any equitable, contingent, future or partial interest in any Share or any interest in any fractional part of a Share and if any such entry exists or is permitted by the Board it shall not be deemed to abrogate any of the provisions of Bye-Law ~~11~~10.

REGISTER OF DIRECTORS AND OFFICERS

~~36~~35.	The Secretary shall establish and maintain a register of the Directors and Officers ~~of the Company~~ as required by the Companies Acts. The register of Directors and Officers shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon on every working day.

TRANSFER OF SHARES

~~37~~36.	(1)

Subject to the Companies Acts and to such of the restrictions contained in these Bye-Laws as may be applicable, including, without limitation, the provisions of this Bye-Law, any Shareholder may transfer all or any of his Shares by an instrument of transfer in the usual common form, or in any other form or by any other method permissible under applicable law, in either case as may be approved by the Board.

(2)	The instrument of transfer of a Share shall be signed by or on behalf of the transferor and, where any Share is not fully-paid, the transferee.

(3)	The Board may, in its absolute discretion and without assigning any reason therefor, decline to register any transfer of any Share which is not a fully paid Share.

(4)

The Board may refuse to recognise an instrument of transfer unless the instrument of transfer is duly stamped and lodged with the Company, at such place as the Board shall appoint for the purpose, accompanied by the certificate for the Shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

(5)	The Board may refuse to recognise an instrument of transfer unless the instrument of transfer is in respect of only one class of Share.

(6)	The Board may decline to register any transfer unless the instrument of transfer is in favour of less than five persons jointly.

(7)

The Board may also decline to register any transfer unless it is satisfied that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Bermuda or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained.

(8)	All instruments of transfer when registered may be retained by the Company.

(9)

No fee shall be charged by the Company for registering any transfer, probate, letters of administration, certificate of death or marriage, power of attorney, stop notice, order of court or other instrument relating to or affecting the title to any Share, or otherwise making an entry in the Register relating to any Share.

(10)	Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under this Bye-Law and under Bye-Law ~~38~~37.

~~38~~37.

If the Board declines to register a transfer it shall, within thirty (30) days after the date on which the notice or instrument of transfer was delivered to the Board, send to the transferee notice of such refusal.

~~39~~38.

The transferor of a Share shall be deemed to remain the holder of the Share until the name of the transferee is entered in the Register in respect thereof. Any purported transfer of any Share in contravention of any of the restrictions on transfer contained in these Bye-Laws shall be void and of no effect and shall not be entered in the Register.

TRANSMISSION OF SHARES

~~40~~39.

In the case of the death of a Shareholder, the survivor or survivors, where the deceased was a joint holder, and the estate representative, where he was sole holder, shall be the only person recognised by the Company as having any title to his Shares; but nothing herein contained shall release the estate of a deceased holder (whether the sole or joint) from any liability in respect of any Share held by him solely or jointly with other persons. For the purpose of this Bye-Law, estate representative means the person to whom probate or letters of administration has or have been granted in Bermuda or, failing any such person, such other person as the Board may in its absolute discretion determine to be the person recognised by the Company for the purpose of this Bye-Law. For greater certainty, where two or more persons are registered as joint holders of a Share or Shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said Share or Shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

~~41~~40.

Any person becoming entitled to a Share in consequence of the death of a Shareholder or otherwise by operation of applicable law may, subject as hereafter provided and upon such evidence being produced as may from time to time be required by the Board as to his entitlement, either be registered himself as the holder of the Share or elect to have some person nominated by him registered as the transferee thereof. If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he shall elect to have his nominee registered, he shall signify his election by signing an instrument of transfer of such Share in favour of his nominee. All the limitations, restrictions and provisions of these Bye-Laws relating to the right to transfer and the registration of transfer of Shares shall be applicable to any such notice or instrument of transfer as aforesaid as if the death of the

Shareholder or other event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer signed by such Shareholder. The rights of any person becoming entitled to a Share under Bye-Laws ~~40~~39 through ~~42~~41 shall be subject to the Company’s right to require a Shareholder to sell Shares in accordance with Bye-Law ~~33~~32.

~~42~~41.

A person becoming entitled to a Share in consequence of the death of a Shareholder or otherwise by operation of applicable law shall (upon such evidence being produced as may from time to time be required by the Board as to his entitlement) be entitled to receive and may give a discharge for any dividends or other moneys payable in respect of the Share, but he shall not be entitled in respect of the Share to receive notices of or to attend or vote at general meetings of the Company or, save as aforesaid, to exercise in respect of the Share any of the rights or privileges of a Shareholder until he shall have become registered as the holder thereof. The Board may at any time give notice requiring such person to elect either to be registered himself or to transfer the Share and, if the notice is not complied with within sixty days, the Board may thereafter withhold payment of all dividends and other moneys payable in respect of the Shares until the requirements of the notice have been complied with.

~~43~~42.	Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under Bye-Laws ~~40~~39 through ~~42~~41.

INCREASE OF CAPITAL

~~44~~43.

The Company may from time to time increase its capital by such sum to be divided into Shares of such par value as the Company by Resolution shall prescribe and in any manner permitted by the Companies Acts.

~~45~~44.

The Company may, by the Resolution increasing the capital, direct that the new Shares or any of them shall be offered in the first instance either at par or at a premium or (subject to the provisions of the Companies Acts) at a discount to all the holders for the time being of Shares of any class or classes in proportion to the number of such Shares held by them respectively or make any other provision as to the issue of the new Shares.

~~46~~45.	The new Shares shall be subject to all the provisions of these Bye-Laws with reference to lien, the payment of calls, forfeiture, transfer, transmission and otherwise.

ALTERATION OF CAPITAL

~~47~~46.	The Company may from time to time by Resolution and in any manner permitted by the Companies Acts~~:-~~:

(1)	divide its Shares into several classes and attach thereto respectively any preferential, deferred, qualified or special rights, privileges or conditions;

(2)	consolidate and divide all or any of its share capital into Shares of larger par value than its existing Shares;

(3)

sub-divide its Shares or any of them into Shares of smaller par value than is fixed by the Memorandum, so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived;

(4)	make provision for the issue and allotment of Shares which do not carry any voting rights;

(5)

cancel Shares which, at the date of the passing of the Resolution in that behalf, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled; and

(6)	change the currency denomination of its share capital.

Where any difficulty arises in regard to any division, consolidation, or sub-division under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may arrange for the sale of the Shares representing fractions and the distribution of the net proceeds of sale in due proportion amongst the Shareholders who would have been entitled to the fractions, and for this purpose the Board may authorise some person to transfer the Shares representing fractions to the purchaser thereof, who shall not be bound to see to the application of the purchase money nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

~~48~~47.

Subject to the Companies Acts and to any confirmation or consent required by law or these Bye-Laws, the Company may by Resolution from time to time convert any preference Shares into redeemable preference Shares.

REDUCTION OF CAPITAL

~~49~~48.

Subject to the Companies Acts, the Memorandum and any confirmation or consent required by law or these Bye-Laws, the Company may from time to time by Resolution authorise the reduction of its issued share capital or any share premium or contributed surplus account in any manner.

~~50~~49.	In relation to any such reduction, the Company may by Resolution determine the terms upon which such reduction is to be effected including,

in the case of a reduction of part only of a class of Shares, those Shares to be affected.

GENERAL MEETINGS AND RESOLUTIONS IN WRITING

~~51~~50.	(1)

The Board shall convene and the Company shall hold general meetings as Annual General Meetings in accordance with the requirements of the Companies Acts at such times and places as the Board shall appoint. The Board ~~or the President of the Company~~ may, whenever it ~~or he~~ thinks fit, and shall, when required by the Companies Acts, convene general meetings other than Annual General Meetings which shall be called Special General Meetings.

(2)

Except in the case of the removal of auditors or Directors, anything which may be done by resolution in general meeting may, without a meeting and without any previous notice being required, be done by resolution in writing, signed by all of the Shareholders or any class thereof or their proxies, or in the case of a Shareholder that is a corporation (whether or not a company within the meaning of the Companies Acts) by its representative on behalf of such Shareholder, being all of the Shareholders ~~of the Company~~ or any class thereof who at the date of the resolution in writing would be entitled to attend a meeting and vote on the resolution. Such resolution in writing may be signed in as many counterparts as may be necessary.

(3)

For the purposes of this Bye-Law, the date of the resolution in writing is the date when the resolution in writing is signed by, or on behalf of, the last Shareholder to sign and any reference in any enactment to the date of passing of a resolution is, in relation to a resolution in writing made in accordance with this Bye-Law, a reference to such date.

(4)

~~(4)~~ A resolution in writing made in accordance with this Bye-Law is as valid as if it had been passed by the Company in general meeting or, if applicable, by a meeting of the relevant class of Shareholders, as the case may be. A resolution in writing made in accordance with this Bye-Law shall constitute minutes for the purposes of the Companies Acts and these Bye-Laws.

(5)

Notice of any Resolution in writing to be made under this Bye-Law shall be given to all the Shareholders who would be entitled to attend a meeting and vote on the Resolution. The requirement to give notice of any Resolution in writing to be made under this Bye-Law to such Shareholders shall be satisfied by giving to those Shareholders a copy of that Resolution in writing in the same manner as that required for a notice of an Annual General Meeting or Special General Meeting of the Company at which the Resolution could have been considered, except that the length of the period of notice shall not apply. The date of the notice shall be set out in the copy of the Resolution in writing.

(6)

The accidental omission to give notice, in accordance with this Bye-Law, of a Resolution in writing to, or the non-receipt of such notice by, any person entitled to receive such notice shall not invalidate the passing of the Resolution in writing.

NOTICE OF GENERAL MEETINGS

~~52~~51.

An Annual General Meeting shall be called by not less than ten (10) days’ notice in writing and a Special General Meeting shall be called by not less than ten (10) days’ notice in writing. The notice shall be exclusive of the day on which it is served or deemed to be served and of the day for which it is given, and shall specify the place, day and time of the meeting, and, the nature of the business to be considered. Notice of every general meeting shall be given in any manner permitted by Bye-Laws ~~136~~134 and ~~137~~135 to all Shareholders other than such as, under the provisions of these Bye-Laws or the terms of issue of the Shares they hold, are not entitled to receive such notice from the Company and to any Director or Resident Representative who or which has delivered a written notice upon the Registered Office requiring that such notice be sent to him or it.

~~53~~52.

A Shareholder present, either in person or by proxy, at any meeting of the Company or of the holders of any class of Shares ~~of the Company~~ present in person or by proxy shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

~~54~~53.

Subject to the Companies Acts, the Board may cancel or postpone a meeting of the Shareholders after it has been convened and notice of such cancellation or postponement shall be served in accordance with Bye-Law ~~136~~134 upon all Shareholders entitled to notice of the meeting so cancelled or postponed setting out, where the meeting is postponed to a specific date, notice of the new meeting in accordance with Bye-Law ~~52~~51.

54.

The accidental omission to give notice of a meeting or (in cases where instruments of proxy are sent out with the notice) the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or such instrument of proxy by, any person entitled to receive such notice shall not invalidate the proceedings at that meeting.

PROCEEDINGS AT GENERAL MEETINGS

55.

No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman which shall not be treated as part of the business of the meeting. Save as otherwise provided by these Bye-Laws, at least four Shareholders present in person or by proxy and representing more than fifty percent (50%) of the aggregate voting power of the Company shall be a quorum for all purposes; PROVIDED, HOWEVER, that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum.

56.

If within fifteen (15) minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for the meeting, a quorum is not present in person or by proxy, the meeting, if convened on the requisition of Shareholders, shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the chairman of the meeting may determine. The Company shall give not less than ten (10) days’ notice of any meeting adjourned through want of a quorum.

57.

A meeting of the Shareholders or any class thereof may be held by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting.

58.	Each Director upon giving the notice referred to in Bye-Law ~~52~~51, and the Resident Representative, if any, shall be entitled to attend and speak at any general meeting of the Company.

59.

The Board may choose one of their number to preside as chairman at every general meeting. If there is no such chairman, or if at any meeting the chairman is not present within five (5) minutes after the time appointed for holding the meeting, or if is not willing to act as chairman, the Directors present shall choose one of their number to act or if one Director only is present he shall preside as chairman if willing to act. If no Director is present, or if each of the Directors present declines to take the chair, the persons present and entitled to vote on a poll shall elect one of their number to be chairman.

60.

The chairman of the meeting may, with the consent by Resolution of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. Subject to the Companies Acts, in addition to any other power of adjournment conferred by law the chairman of the meeting may at any time without consent of the meeting adjourn the meeting (whether or not it has commenced or a quorum is present) to another time and/or place if, in his opinion, it would facilitate the conduct of the business of the meeting to do so or if he is so directed (prior to or at the meeting) by the Board. When a meeting is adjourned for three months or more, notice of the adjourned meeting shall be given as in the case of an original meeting.

61.	Save as expressly provided by these Bye-Laws, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

VOTES OF SHAREHOLDERS

62.

Subject to the provisions of Bye-Laws ~~64~~63 and ~~65~~64, and subject to any rights and restrictions for the time being attached to any class or classes of Shares, every Shareholder and every person representing a Shareholder by proxy shall have one vote for each Share carrying the right to vote on the matter in question of which he or the person represented by proxy is shown in the Register as the holder. All matters in these Bye-Laws that are subject to a vote or approval of Shareholders shall be based upon the voting power of such Shareholders’ Shares as determined pursuant to Bye-Laws

~~63~~62 through ~~66~~65. For the avoidance of doubt, in applying the provisions of these Bye-Laws, a Share may carry a fraction of a vote.

63.	(1)

If, as a result of giving effect to the provisions of Bye-Law ~~63~~62 or otherwise, the votes conferred by the Controlled Shares of any person would otherwise cause such person to be treated as a 9.5% Shareholder, the votes conferred by the Shares of such ~~person's~~person’s Control Group are hereby reduced (and shall be automatically reduced in the future) by whatever amount is necessary so that after any such reduction the votes conferred by the Controlled Shares of such person shall not exceed 9.5% (or such other percentage as determined under Bye-Law ~~64~~63(3)) of the total voting power of all of the Shares entitled to vote on the matter in question.

(2)	The reduction in votes pursuant to Bye-Law ~~64~~63(1) shall be determined as follows:

(a)

Beginning with the Control Group of the person whose Controlled Shares have the largest number of votes and continuing, as required, with the Control Group of each person whose Controlled Shares successively have a smaller number of votes (after giving effect to prior reductions), the reduction in votes conferred by the Shares of a Control Group shall be effected proportionately among all the Shares of such Control Group in accordance with the relative voting power of such Shares~~, provided, however, that the votes conferred by the Shares directly owned by Capital Z Financial Services Fund II, L.P. and Capital Z Financial Services Private Fund II, L.P. shall not be reduced below one vote per share pursuant to this Bye-Law 64(2).~~.

(b)

After all required reductions to Shares of Control Groups are effected pursuant to subparagraph (a), the amount of any reduction in the votes of the Shares held by each Shareholder effected by application of subparagraph (a) above shall be (i) reallocated among and conferred on the Shares held directly by such Shareholder, proportionately in accordance with the reduction in voting power of such Shares pursuant to subparagraph (a) above, to the extent that so doing does not cause any person to be treated as a 9.5% Shareholder and (ii) the amount of any remaining reduction in votes shall then be allocated and conferred proportionately among the Shares held directly by all other Shareholders in accordance with the relative voting power of such Shares; PROVIDED, HOWEVER, that no Shares shall be conferred votes to the extent that so doing shall cause any person to be treated as a 9.5% Shareholder.

(3)	Upon written notification by a Shareholder to the Board,

(a)

such Shareholder shall be entitled to direct that the Board (x) treat it (and/or any specified Affiliate to whom Shares owned by such Shareholder could be attributed pursuant to Section 958(a) of the Code) as a U.S. Person, and/or (y) treat it, together with other related Shareholders so designated by such Shareholder, as one person for purposes of determining such ~~Shareholder's~~Shareholder’s Control Group; or

(b)

the number of votes conferred by the total number of Shares held by such Shareholder shall be reduced to that percentage of the total voting power of the Company, as so designated by such Shareholder (subject to acceptance of such reduction by the Board in its sole discretion) so that (and to the extent that) such Shareholder may satisfy any applicable insurance or other regulatory requirement (including tax regulatory) or voting threshold or limitation that may be applicable to such Shareholder.

(4)

If, after giving effect to the provisions of Bye-Laws ~~64~~63(1) and (2), the votes conferred by the Shares directly held by any Related Group would otherwise represent more than 9.5% of the votes conferred by all of the issued and outstanding Shares, the votes conferred by such Shares are hereby reduced (and shall be automatically reduced in the future) proportionately among all the Shares directly held by such Related Group in accordance with the relative voting power of such Shares, by whatever amount is necessary so that after any such reduction the votes conferred by the Shares directly held by such Related Group shall not exceed 9.5% of the votes conferred by all of the issued and outstanding Shares. The amount of any reduction in votes pursuant to this Bye-Law ~~64~~63(4) shall then be allocated and conferred proportionately among the Shares held directly by all Shareholders who are not in such Related Group in accordance with the relative voting power of such Shares; PROVIDED, HOWEVER, that no Shares shall be conferred votes to the extent that so doing shall cause any person to be treated as a 9.5% Shareholder.

(5)

Notwithstanding anything to the contrary in this Bye-Law ~~64~~, the votes conferred by the Controlled Shares of any Shareholder shall not exceed such amount as would result in any U.S. Person that owns Shares of the Company (within the meaning of Section 958(a) of the Code) being treated as owning (within the meaning of Section 958 of the Code) more than 9.5% (or such lower percentage designated by a Shareholder pursuant to Bye-Law provision ~~64~~63(3) hereof) of the aggregate voting power of the votes conferred by all the Shares ~~of the Company~~ entitled to vote on a particular matter in question.

(6)

The Board shall implement the foregoing in the manner set forth in this Bye-Law. In addition to any other provision of this Bye-Law ~~64~~, any Shares shall not carry rights to vote or shall have reduced voting rights to the extent that the Board reasonably determines in good faith that it is necessary that such Shares should not carry the right to vote or shall have reduced voting rights in order to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any subsidiary of the Company or any Shareholder or its ~~affiliates~~Affiliates; PROVIDED, that the Board will use reasonable efforts to exercise such discretion equally among similarly situated Shareholders to the extent possible under the circumstances and PROVIDED FURTHER, that the Board shall reallocate the amount of any reduction in vote in the manner described in Bye-Law ~~64~~63(2)(b).

64.	The determination by the Board, made in good faith, upon the written advice of counsel, as to any adjustments to voting power of any Share made pursuant to Bye-Law ~~64~~63 shall be final and binding.

65.

Prior to any vote being cast on a Resolution proposed at a meeting, the Board of Directors shall notify the Shareholders of the voting power conferred by their Shares at such meeting determined in accordance with Bye-Laws ~~63~~62 and ~~64~~63 hereof.

SHAREHOLDER DISCLOSURE

66.	(1)	Subject to the provisions of this Bye-Law ~~67~~, the Company shall have the authority to request from any Shareholder, and such

Shareholder shall provide to the Company, such information as the Company may reasonably request for the purpose of (i) determining whether any ~~Shareholder's~~Shareholder’s voting rights are to be adjusted pursuant to Bye-Law ~~64~~63, (ii) conducting the analysis required by Bye-Law ~~33~~32, (iii) determining whether the Company would realize any income that would be included in the income of any Shareholder (or any interest holder, whether direct or indirect, of any Shareholder) by operation of Section 953(c) of the Code and (iv) determining whether the Company or any of its subsidiaries would be entitled to the benefits of a tax treaty.

(2)

Any information provided by each Shareholder to the Company pursuant to this Bye-Law ~~67~~ shall be deemed ~~"~~“confidential information~~"~~” (the ~~"~~“Confidential Information~~")~~”) and shall be used by the Company solely for the purposes contemplated by this Bye-Law (except as may be required otherwise by applicable law or regulation). The Company shall hold such Confidential Information in strict confidence and shall not disclose any Confidential Information that it receives, except (i) to the ~~Internal Revenue~~ Service ~~(the "Service")~~ if and to the extent the Confidential Information is required by the Service, (ii) to any outside legal counsel or accounting firm engaged by the Company to make determinations regarding the relevant Bye-Laws (iii) to officers and employees of the Company or its Affiliates, subject to Bye-Law ~~67~~66(3), or (iv) as otherwise required by law or regulation.

(3)

The Company shall take all measures practicable to ensure the continued confidentiality of the Confidential Information and shall grant the persons referred to in Bye-~~law 67~~Law 66(2)(ii) and (iii) above access to the Confidential Information only to the extent necessary to allow them to assist the Company in any analysis required by Bye-Law ~~33,~~32 or ~~64~~63, to determine whether the Company would realize any income that would be included in the income of any Shareholder (or any interest holder, whether direct or indirect, of any Shareholder) by operation of Section 953(c) of the Code or to determine whether the Company or any of its subsidiaries would be entitled to the benefits of a tax treaty. Prior to granting access to the Confidential Information to such persons, the Company shall inform them of its confidential nature and of the provisions of this Bye-Law and shall require them to abide by all the provisions hereof. The Company shall not disclose the Confidential Information to any Director (other than a Director that is also either the Chief Executive Officer, Chairman, Deputy Chairman, President or Vice President, except as required by law or regulation, upon request to the Company). For the avoidance of doubt, the Company shall be permitted to disclose to the Shareholders and others the relative voting percentages of the Shareholders after application of Bye-Law ~~64~~63. At the written request of a Shareholder, the Confidential Information of such Shareholder shall be destroyed or returned to such Shareholder after the later to occur of (i) such Shareholder no longer being a Shareholder or (ii) the expiration of the applicable statute of limitations with respect to any Confidential Information obtained for purposes of engaging in any tax related analysis.

(4)

The Company shall (i) notify a Shareholder immediately of the existence, terms and circumstances surrounding any request made to the Company to disclose any Confidential Information provided by or with respect to such Shareholder and, prior to such disclosure, shall permit such Shareholder a reasonable period of time to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Bye-Law, and (ii) if, in the absence of a protective order, such disclosure is required in the opinion of counsel to the Company, the Company shall make such disclosure without liability hereunder, PROVIDED that the Company shall furnish only that portion of the Confidential Information which is legally required, shall give such Shareholder notice of the information to be disclosed as far in advance of its disclosure as practicable and, upon the request of such Shareholder and at its expense, shall use best efforts to ensure that confidential treatment will be accorded to all such disclosed information.

(5)

If a Shareholder fails to respond to a request for information from the Company pursuant to this Bye-Law or submits incomplete or inaccurate information in response to such a request, the Company may in its reasonable discretion (after considering the circumstances described in any response to the request by the Shareholder and providing such Shareholder with a cure period of such length, if any, as the Company in its reasonable discretion shall determine to be reasonable under the circumstances) determine that such ~~Shareholder's~~Shareholder’s Shares shall carry no or reduced, as the case may be, voting rights until otherwise determined by the Company in its reasonable discretion.

(6)

The Board may rely exclusively on the analysis, deliberation, reports and other communications of those persons specified in (i)-(iii) of Bye-Law ~~67~~66(2) above with respect to the collection, disclosure or use of the Confidential Information, including, but not limited to determining whether the Company would realize any income that would be included in the income of any Shareholder (or any interest holder, whether direct or indirect, of any Shareholder) by operation of Section 953(c) of the Code, implementing Bye-Law ~~33,~~32 or ~~64~~63, or determining whether the Company or any of its subsidiaries would be entitled to the benefits of a tax treaty.

VOTING PROCEDURES

~~Save~~67.

Save for the election of Directors or where a greater majority is required by the Companies Acts or these Bye-Laws, any question proposed for consideration at any general meeting shall be decided on by a simple majority of votes cast.

68.

Subject to any rights or restrictions for the time being lawfully attached to any class of Shares and subject to the provisions of these Bye-Laws including any adjustments made to the voting power of the Shares of any Shareholder pursuant to Bye-Law ~~64~~63, at any general meeting, a resolution put to the vote of the meeting shall be decided on a show of hands or by a count of votes received in the form of electronic records, unless (before or on the declaration of the result of the show of hands or count of votes received as electronic records or on the withdrawal of any other demand for a poll) a poll is demanded by:

(1)	the chairman of the meeting; or

(2)	at least three Shareholders present in person or represented by proxy; or

(3)

any Shareholder or Shareholders present in person or represented by proxy and holding between them not less than one eleventh of the total voting rights of all the Shareholders having the right to vote at such meeting; or

(4)	a Shareholder or Shareholders present in person or represented by proxy holding Shares conferring the right to vote at such meeting, being Shares on which an aggregate sum has been paid up equal to not less than one eleventh of the total sum paid up on all such Shares conferring such right.

The demand for a poll may be withdrawn by the person or any of the persons making it at any time prior to the declaration of the result but only with the consent of the chairman and a demand so withdrawn shall not be taken to have invalidated the result of a show of hands or count of votes received as electronic records declared before the demand for a poll was made. Unless a poll is so demanded and the demand is not withdrawn, a declaration by the chairman that a resolution has, on a show of hands or count of votes received as electronic records, been carried or carried unanimously or by a particular majority or not carried by a particular majority or lost shall be final and conclusive, and an entry to that effect in the minute book of the Company shall be conclusive evidence of the fact without proof of the number or proportion of votes recorded for or against such resolution.

69.	If a poll is duly demanded, the result of the poll shall be deemed to be the resolution of the meeting at which the poll is demanded.

70.

A poll demanded on the election of a chairman, or on a question of adjournment, shall be taken forthwith. A poll demanded on any other question shall be taken in such manner and either forthwith or at such time (being not later than three (3) months after the date of the demand) and place as the chairman shall direct. It shall not be necessary (unless the chairman otherwise directs) for notice to be given of a poll.

71.

The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded and it may be withdrawn at any time before the close of the meeting or the taking of the poll, whichever is the earlier.

72.	On a poll, votes may be cast either personally or by proxy.

73.	A person entitled to more than one vote on a poll need not use all his votes or cast all the votes he uses in the same way.

74.

In the case of an equality of votes at a general meeting, whether on a show of hands or count of votes received as electronic record or on a poll, the chairman of such meeting shall not be entitled to a second or casting vote and the resolution shall fail.

75.

In the case of joint holders of a Share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding.

76.

A Shareholder who is a patient for any purpose of any statute or applicable law relating to mental health or in respect of whom an order has been made by any Court having jurisdiction for the protection or management of the affairs of persons incapable of managing their own affairs may vote, whether on a show of hands or on a poll, by his receiver, committee, curator bonis or other person in the nature of a receiver, committee or curator bonis appointed by such Court and such receiver, committee, curator bonis or other person may vote on a poll by proxy, and may otherwise act and be treated as such Shareholder for the purpose of general meetings.

77.

No Shareholder shall, unless the Board otherwise determines, be entitled to vote at any general meeting unless all calls or other sums presently payable by him in respect of Shares in the Company have been paid.

78.	If:

(1)	any objection shall be raised to the qualification of any voter; or,

(2)	any votes have been counted which ought not to have been counted or which might have been rejected; or,

(3)

any votes are not counted which ought to have been counted, the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that the same may have affected the decision of the meeting. The decision of the chairman on such matters shall be final and conclusive.

PROXIES AND CORPORATE REPRESENTATIVES

79.

A Shareholder may appoint one or more persons as his proxy, with or without the power of substitution, to represent him and vote on his behalf in respect of all or some of his shares at any general meeting (including an adjourned meeting). A proxy need not be a Shareholder.

80.

The instrument appointing a proxy shall be in writing executed by the appointor or his attorney authorised by him in writing or, if the appointor is a corporation, either under its seal or executed by an officer, attorney or other person authorised to sign the same.

81.

Any Shareholder may appoint a proxy or (if a corporation) representative for a specific general meeting, and adjournments thereof, or may appoint a standing proxy or (if a corporation) representative, by serving on the Company at the Registered Office, or at such place or places as the Board may otherwise specify for the purpose, a proxy or (if a corporation) an authorisation. Any standing proxy or authorisation shall be valid for all general meetings and adjournments thereof or ~~resolutions~~Resolutions in writing, as the case may be, until notice of revocation is received at the Registered Office or at such place or places as the Board may otherwise specify for the purpose. Where a standing proxy or authorisation exists, its operation shall be deemed to have been suspended at any general meeting or adjournment thereof at which the Shareholder is present or in respect to which the Shareholder has specially appointed a proxy or representative. The Board may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any such standing proxy or authorisation and the operation of any such standing proxy or authorisation shall be deemed to be suspended until such time as the Board determines that it has received the requested evidence or other evidence satisfactory to it.

82.

Subject to Bye-Law ~~82~~81, the instrument appointing a proxy or authorisation, as the case may be, together with such other evidence as to its due execution as the Board may from time to time require, shall be delivered at the Registered Office (or at such place as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a resolution in writing, in any document sent therewith) by such date and time specified in the notice prior to the holding of the relevant meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a resolution in writing, prior to the effective date of the resolution in writing and in default the instrument of proxy or authorisation, as the case may be, shall not be treated as valid.

83.	Instruments of proxy or authorisation, as the case may be, shall be in any common form or in such other form as the Board may approve and the

Board may, if it thinks fit, send out with the notice of any meeting or any resolution in writing forms of instruments of proxy or authorisation, as the case may be, for use at that meeting or in connection with that written resolution in writing. The instrument of proxy or authorisation, as the case may be, shall be deemed to confer authority to demand or join in demanding a poll, to speak at the meeting and to vote on any amendment of a resolution in writing or amendment of a resolution in writing put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy or authorisation, as the case may be, shall unless the contrary is stated therein be valid as well for any adjournment of the meeting as for the meeting to which it relates.

84.

A vote given in accordance with the terms of an instrument of proxy or authorisation, as the case may be, shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or authorisation, as the case may be, or of the authority under which it was executed, PROVIDED that no intimation in writing of such death, unsoundness of mind or revocation shall have been received by the Company at the Registered Office (or such other place as may be specified for the delivery of instruments of proxy or authorisation, as the case may be, in the notice convening the meeting or other documents sent therewith) one hour at least before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any resolution in writing at which the instrument of proxy or authorisation, as the case may be, is used.

85.

Subject to the Companies Acts, the Board may at its discretion waive any of the provisions of these Bye-Laws related to proxies or authorisations, as the case may be, and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend, speak and vote on behalf of any Shareholder at general meetings or to sign resolutions in writing.

APPOINTMENT AND REMOVAL OF DIRECTORS

86.	(1)

The number of Directors constituting the Board shall be not less than two (2) nor more than twenty (20), the exact number to be determined from time to time by the Company by Resolution; PROVIDED, HOWEVER, that if no such Resolution shall be in effect the number of Directors shall be twelve (12).

(2)

The Board shall be divided into three classes, with the term of the office of one class expiring each year. Each class shall consist, as nearly as possible, of one-third of the total number of Directors constituting the entire Board. There is no distinction in the voting or other powers and authorities of Directors of different classes; the classifications are solely for the purposes of the retirement by rotation provisions set out in this Bye-Law ~~87~~. All Directors will be designated as either class I, class II or class III Directors. The Board shall from time to time by resolution determine the respective numbers of class I Directors, class II Directors and class III Directors.

(3)

Each class I Director shall (unless his office is vacated in accordance with these Bye-Laws) serve until the conclusion of the Annual General Meeting of the Company held in the calendar year 2009 and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class I Directors together were last appointed or re-appointed.

(4)

Each class II Director shall (unless his office is vacated in accordance with these Bye-Laws) serve until the conclusion of the Annual General Meeting of the Company held in the calendar year 2010 and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class II Directors together were last appointed or re-appointed.

(5)

Each class III Director shall (unless his office is vacated in accordance with these Bye-Laws) serve until the conclusion of the Annual General Meeting of the Company held in the calendar year 2011 and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class III Directors together were last appointed or re-appointed.

(6)

If the number of Directors is altered by Resolution pursuant to this Bye-Law, such Resolution shall apportion any increase or decrease among the classes so as to maintain the number of Directors in each class as equal as possible, but in no case shall a decrease in the number of Directors shorten the term of any incumbent Director. All Directors, upon election or appointment (except upon election at an Annual General Meeting), must provide written acceptance of their appointment, in such form as the Board may think fit, by notice in writing to the Registered Office within thirty days of their appointment.

87.

The Company shall at the Annual General Meeting and may by Resolution determine the minimum and the maximum number of Directors and may by Resolution determine that one or more vacancies in the Board shall be deemed casual vacancies for the purposes of these Bye-Laws. Without prejudice to the power of the Company by Resolution in pursuance of any of the provisions of these Bye-Laws to elect any person to be a Director, the Board, so long as a quorum of Directors remains in office, shall have power at any time and from time to time to appoint any individual to be a Director so as to fill a casual vacancy. A Director so appointed shall fill the vacancy arising and shall, for the purposes of these Bye-Laws, constitute a member of the class of Directors represented by the person that he replaces and shall hold office for the balance of the term of such vacant Board position or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

88.

The Company may in a Special General Meeting called for that purpose remove a Director provided notice of any such meeting shall be served upon the Director concerned not less than fourteen (14) days before the meeting and he shall be entitled to be heard at that meeting. Notice of every general meeting shall be given in any manner permitted by Bye-~~Law 136~~Laws 135 and ~~137~~136. Any vacancy created by the removal of a Director at a Special General Meeting may be filled at the Meeting by the election of another Director in his place or, in the absence of any such election, by the Board. A Director so elected or appointed shall hold office for the balance of the term of such vacant Board position or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

89.

If a Shareholder desires to nominate one or more individuals for election as Directors at any general meeting duly called for the election of Directors, written notice of such Shareholder’s intent to make such a nomination must be received by the Company at the Registered Office (or at such other place or places as the Board may otherwise specify from time to time for this purpose) not less than 120 days nor more than 150 days before the first anniversary of the date of the notice convening the Company’s annual general meeting of shareholders for the prior year. Such notice shall set forth (i) the name and address, as it appears in the Register, of the Shareholder who intends to make such nomination; (ii) a representation that the Shareholder is a holder of record of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make such nomination; (iii) the class and number of Shares which are held by the Shareholder; (iv) the name and address of each individual to be nominated; (v) a description of all arrangements or understandings between the Shareholder and any such nominee and any other person or persons (naming such person or persons) pursuant to which such nomination is to be made by the Shareholder; (vi) a description of all material personal and business relationships between the Shareholder and any such nominee during the preceding ten (10) years; (vii) such other information regarding any such nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act, whether or not the Company is then subject to such Regulation; (viii) the consent of any such nominee to serve as a Director, if so elected; (ix) the certification of any such nominee as to the accuracy and completeness of the information set forth in such notice; (x) any information relevant to a determination of whether the recommended candidate meets the criteria for Board membership as determined by the Board and as set forth in the most recent Proxy Statement filed with the Commission so long as the Company is subject to regulation under the Exchange Act; (xi) any information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under the rules of the New York Stock Exchange or the national securities exchange or similar exchange upon which the Shares are listed, or, alternatively, a statement that the recommended candidate would not be so barred; and (xii) if the recommending Shareholder(s) has beneficially owned more than 5% of the Company's voting Shares for at least one year as of the date the recommendation is made, evidence of such beneficial ownership as specified in the Commission’s rules. The Company will send copies of such notice to all Shareholders with the notice of the Annual General Meeting at which Directors will be elected. The chairman of such meeting shall, if the facts reasonably warrant, refuse to acknowledge a nomination that is not made in compliance with the procedures specified in this Bye-Law, and any such nomination not properly brought before the meeting shall not be considered.

RESIGNATION AND DISQUALIFICATION OF DIRECTORS

90.	The office of a Director shall be vacated upon the happening of any of the following events:

(1)	if he resigns his office by notice in writing delivered to the Registered Office or tendered at a meeting of the Board;

(2)	if he becomes of unsound mind or a patient for any purpose of any statute or applicable law relating to mental health and the Board resolves that his office is vacated;

(3)	if he becomes bankrupt under the laws of any country or compounds with his creditors;

(4)	if he is prohibited by law from being a Director; or

(5)	if he ceases to be a Director by virtue of the Companies Acts or is removed from office pursuant to these Bye-Laws.

ALTERNATE DIRECTORS

91.

A Director may appoint and remove his own Alternate Director. Any appointment or removal of an Alternate Director by a Director shall be effected by delivery of a written notice of appointment or removal to the Secretary at the Registered Office, signed by such Director, and such notice shall be effective immediately upon receipt or any later date specified in the notice. Any Alternate Director may be removed by resolution of the Board. Subject as aforesaid, the office of Alternate Director shall continue until the next annual election of Directors or, if earlier, the date on which the relevant Director ceases to be a

Director. An Alternate Director may also be a Director in his own right and may act as alternate to more than one Director.

92.

An Alternate Director shall be entitled to receive notices of all meetings of Directors, to attend, be counted in the quorum and vote at any such meeting at which any Director to whom he is alternate is not personally present, and generally to perform all the functions of any Director to whom he is alternate in his absence.

93.

Every person acting as an Alternate Director shall (except as regards powers to appoint an alternate and remuneration) be subject in all respects to the provisions of these Bye-Laws relating to Directors and shall alone be responsible to the Company for his acts and defaults and shall not be deemed to be the agent of or for any Director for whom he is alternate. An Alternate Director may be paid expenses and shall be entitled to be indemnified by the Company to the same extent mutatis mutandis as if he were a Director. Every person acting as an Alternate Director shall have one vote for each Director for whom he acts as alternate (in addition to his own vote if he is also a Director). The signature of an Alternate Director to any resolution in writing of the Board or a committee of the Board shall, unless the terms of his appointment provides to the contrary, be as effective as the signature of the Director or Directors to whom he is alternate.

~~OBSERVERS~~

~~55.~~

~~Pursuant to the provisions of the Shareholders Agreement, certain Shareholders may have the right to designate or remove an Observer who shall (1) have the right to receive due notice of and to attend and participate in (but not vote at) all meetings of the Board and all meetings of committees of the Board other than the Nominating Committee, (2) have the right to receive copies of all documents and other information furnished to Directors and to~~

~~members of committees of the Board other than the Nominating Committee, (3) have the same rights as any Director to review the books and records of the Company and to make inquiries of and meet with its Officers and employees, (4) have the same rights that a Director has pursuant to Bye-Law 92 mutatis mutandis to appoint and remove a person to act as an Observer in the alternative to himself and (5) be entitled to be indemnified by the Company pursuant to Bye-Laws 140 through 145 to the same extent mutatis mutandis as if he were a Director.~~

DIRECTORS’ FEES AND ADDITIONAL REMUNERATION AND EXPENSES

94.

The amount, if any, of Directors’ fees shall from time to time be determined by the Board and in the absence of a determination to the contrary such fees shall be deemed to accrue from day to day. Each Director may be paid his reasonable travel, hotel and incidental expenses in attending and returning from meetings of the Board or committees constituted pursuant to these Bye-Laws or general meetings and shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company’s business or in the discharge of his duties as a Director. Any Director who, by request, goes or resides abroad for any purposes of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

DIRECTORS’ INTERESTS

95.	(1)

A Director may hold any other office or place of profit with the Company (except that of auditor) in conjunction with his office of Director for such period and upon such terms as the Board may determine, and may be paid such extra remuneration therefor (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

(2)

A Director may act by himself or his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

(3)

Subject to the provisions of the Companies Acts, a Director may notwithstanding his office be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested; and be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company is interested. The Board may also cause the voting power conferred by the shares in any other company (except to the extent provided in Bye-Law ~~150~~149 with respect to a Designated Company) held or owned by the Company to be exercised in such manner in all respects as it thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other company, or voting or providing for the payment of remuneration to the directors or officers of such other company.

(4)

So long as, where it is necessary, he declares the nature of his interest at the first opportunity at a meeting of the Board or by writing to the Directors as required by the Companies Acts, a Director shall not by reason of his office be accountable to the Company for any benefit which he derives from any office or employment to which these Bye-Laws allow him to be appointed or from any transaction or arrangement in which these Bye-Laws allow him to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any interest or benefit.

(5)

Subject to the Companies Acts and any further disclosure required thereby, a general notice to the Directors by a Director or Officer declaring that he is a director or officer or has an interest in a person and is to be regarded as interested in any transaction or arrangement made with that person, shall be a sufficient declaration of interest in relation to any transaction or arrangement so made.

POWERS AND DUTIES OF THE BOARD

96.

Subject to the provisions of the Companies Acts and these Bye-Laws and to any directions given by the Company by Resolution, the Board shall manage the business of the Company and may pay all expenses incurred in promoting and incorporating the Company and may exercise all the powers of the Company. No alteration of these Bye-Laws and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Bye-Law shall not be limited by any special power given to the Board by these Bye-Laws and a meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.

97.	The Board may exercise all the powers of the Company, except those powers that are required by the Companies Acts or these Bye-Laws to be exercised by the Shareholders.

98.

All cheques, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time by resolution determine.

99.

The Board on behalf of the Company may provide benefits, whether by the payment of gratuities or pensions or otherwise, for any person including any Director or former Director who has held any executive office or employment with the Company or with any body corporate which is or has been a subsidiary or affiliate of the Company or a predecessor in the business of the Company or of any such subsidiary or affiliate, and to any member of his family or any person who is or was dependent on him, and may contribute to any fund and pay premiums for the purchase or provision of any such gratuity, pension or other benefit, or for the insurance of any such person.

100.

The Board may from time to time appoint one or more of its body to be a managing director, joint managing director or an assistant managing director or to hold any other employment or executive office with the Company for such period and upon such terms as the Board may determine and may revoke or terminate any such appointments. Any such revocation or termination as aforesaid shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Any person so appointed shall receive such remuneration (if any) (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and either in addition to or in lieu of his remuneration as a Director.

DELEGATION OF THE BOARD’S POWERS

101.

The Board may by power of attorney appoint any company, firm or person or any fluctuating body of persons, whether nominated directly or indirectly by the Board, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Bye-Laws) and for such period and subject to such conditions as it may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney and of such attorney as the Board may think fit, and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him. Such attorney may, if so authorised by the power of attorney, execute any deed, instrument or other document on behalf of the Company.

102.

The Board may entrust to and confer upon any Director, Officer or, without prejudice to the provisions of Bye-Law ~~105~~104, other person any of the powers, authorities and discretions exercisable by it upon such terms and conditions with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, authorities and discretions and may from time to time revoke or vary all or any of such powers, authorities and discretions but no person dealing in good faith and without notice of such revocation or variation shall be affected thereby.

103.

When required under the requirements from time to time of any stock exchange on which the Shares ~~of the Company~~ are listed, the Board shall appoint an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee in accordance with the requirements of such stock exchange. The Board may also delegate any of its powers, authorities and discretions to any other committees, consisting of such person or persons (whether a member or members of its body or not) as it thinks fit. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, and in conducting its proceedings conform to any regulations which may be imposed upon it by the Board. If no regulations are imposed by the Board the proceedings of a committee with two (2) or more members shall be, as far as is practicable, governed by the Bye-Laws regulating the proceedings of the Board.

PROCEEDINGS OF THE BOARD

104.

The Board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit, unless otherwise required by these Bye-Laws. Questions arising at any meeting shall be determined by a majority of votes. In the case of an equality of votes the motion shall be deemed to have been lost. A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board.

105.

Notice of a meeting of the Board shall be deemed to be given to a Director by word of mouth or in any manner permitted by the Bye-Laws. A Director may retrospectively waive the requirement for notice of any meeting by consenting in writing to the business conducted at the meeting.

106.	(1)

The quorum necessary for the transaction of the business of the Board may be fixed by the Board and, unless so fixed at any other number, shall be a majority of Directors in office from time to time and in no event shall be less than two (2) Directors. Any Director who ceases to be a Director at a meeting of the Board may continue to be present and to act as a Director and be counted in the quorum until the termination of the meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

(2)

A Director who to his knowledge is in any way, whether directly or indirectly, interested in a contract or proposed contract, transaction or arrangement with the Company and has complied with the provisions of the Companies Acts and these Bye-Laws with regard to disclosure of his interest shall be entitled to vote in respect of any contract, transaction or arrangement in which he is so interested, and he shall be taken into account in ascertaining whether a quorum is present, but the resolution with respect to the contract, transaction or arrangement will fail unless it is approved by a majority of the disinterested Directors voting on the resolution.

(3)

The Resident Representative shall, upon delivering written notice of an address for the purposes of receipt of notice, to the Registered Office, be entitled to receive notice of, attend and be heard at, and to receive minutes of all meetings of the Board.

107.

So long as a quorum of Directors remains in office, the continuing Directors may act notwithstanding any vacancy in the Board but, if no such quorum remains, the continuing Directors or a sole continuing Director may act only for the purpose of calling a general meeting.

108.

The Board may choose one of their number to preside as chairman of the Board. If there is no such chairman, or if at any meeting the chairman is not present within five (5) minutes after the time appointed for holding the meeting, or is not willing to act as chairman, the Directors present may choose one of their number to be chairman of the meeting.

109.

The meetings and proceedings of any committee consisting of two or more members shall be governed by the provisions contained in these Bye-Laws for regulating the meetings and proceedings of the Board so far as the same are applicable and are not superseded by any regulations imposed by the Board.

110.

A resolution in writing signed by all the Directors for the time being entitled to receive notice of a meeting of the Board (or by an Alternate Director as provided for in these Bye-Laws) or by all the members of a committee for the time being shall be as valid and effectual as a resolution passed at a meeting of the Board or, as the case may be, of such committee duly called and constituted. Such resolution may be contained in one document or in several documents in the like form each signed by one or more of the Directors or members of the committee concerned.

111.

A meeting of the Board or a committee appointed by the Board may be held by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting. Such a meeting shall be deemed to take place where the largest group of those Directors participating in the meeting is physically assembled, or if there is no such group, where the chairman of the meeting is located.

112.

All acts done by the Board or by any committee or by any person acting as a Director or member of a committee or any person duly authorised by the Board or any committee, shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the Board or such committee or person acting as aforesaid or that they or any of them were disqualified or had vacated their office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director, member of such committee or person so authorised.

OFFICERS

113.

The Officers ~~of the Company~~, who may or may not be Directors, may be appointed by the Board at any time. Any person appointed pursuant to this Bye-Law shall hold office for such period and upon such terms as the Board may determine and the Board may revoke or terminate any such appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such Officer may have against the Company or the Company may have against such Officer for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Save as provided in the Companies Acts or these Bye-Laws, the powers and duties of the Officers ~~of the Company~~ shall be such (if any) as are determined from time to time by the Board.

MINUTES

114.	The Board shall cause minutes to be made and books kept for the purpose of recording –

(1)	all appointments of Officers made by the Board;

(2)	the names of the Directors and other persons (if any) present at each meeting of the Board and of any committee; and

(3)	of all proceedings at meetings of the Company, of the holders of any class of Shares in the Company, of the Board and of committees appointed by the Board or the Shareholders.

Shareholders shall only be entitled to see the Register of Directors and Officers, the Register, the financial information provided for in Bye-Law ~~141~~132 and the minutes of meetings of the Shareholders ~~of the Company~~.

SECRETARY AND RESIDENT REPRESENTATIVE

115.

The Secretary (including one or more deputy or assistant secretaries) and, if required, the Resident Representative, shall be appointed by the Board at such remuneration (if any) and upon such terms as it may think fit and any Secretary and Resident Representative so appointed may be removed by the Board. The duties of the Secretary and the duties of the Resident Representative shall be those prescribed by the Companies Acts together with such other duties as shall from time to time be prescribed by the Board.

116.

A provision of the Companies Acts or these Bye-Laws requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

THE SEAL

117.	(1)

The Board may authorise the production of a ~~common~~ Seal ~~of the Company~~ and one or more duplicate ~~common~~ Seals ~~of the Company~~, which shall consist of a circular metal device with the name of the Company around the outer margin thereof and the country and year of incorporation across the centre thereof.

(2)	Any document required to be under seal or executed as a deed on behalf of the Company may be

(a)	executed under the Seal in accordance with these Bye-Laws; or

(b)	signed or executed by any person authorised by the Board for that purpose, without the use of the Seal.

(3)

The Board shall provide for the custody of every Seal. A Seal shall only be used by authority of the Board or of a committee constituted by the Board. Subject to these Bye-Laws, any instrument to which a Seal is affixed shall be attested by the signature of: a Director, or by the Secretary, or by any one person authorised by the Board for that purpose.

DIVIDENDS AND OTHER PAYMENTS

118.

The Board may from time to time declare dividends, or distributions out of contributed surplus, to be paid to the Shareholders according to their rights and interests including such interim dividends as appear to the Board to be justified by the position of the Company. The Board, in its discretion, may determine that any dividend shall be paid in cash or shall be satisfied, subject to Bye-Law ~~128~~126, in paying up in full Shares in the Company to be issued to the Shareholders credited as fully paid or partly paid or partly in one way and partly the other. The Board may also pay any fixed cash dividend which is payable on any Shares ~~of the Company~~ half yearly or on such other dates, whenever the position of the Company, in the opinion of the Board, justifies such payment.

119.	Except insofar as the rights attaching to, or the terms of issue of, any Share otherwise provide:

(1)

all dividends, or distributions out of contributed surplus, may be declared and paid according to the amounts paid up on the Shares in respect of which the dividend or distribution is paid, and an amount paid up on a Share in advance of calls may be treated for the purpose of this Bye-Law as paid-up on the Share;

(2)

dividends, or distributions out of contributed surplus, may be apportioned and paid pro rata according to the amounts paid-up on the Shares during any portion or portions of the period in respect of which the dividend or distribution is paid.

120.

The Board may deduct from any dividend, distribution or other moneys payable to a Shareholder by the Company on or in respect of any Shares all sums of money (if any) presently payable by him to the Company on account of calls or otherwise in respect of Shares ~~of the Company~~.

121.	No dividend, distribution or other moneys payable by the Company on or in respect of any Share shall bear interest against the Company.

122.

Any dividend, distribution or interest, or part thereof payable in cash, or any other sum payable in cash to the holder of Shares may be paid by cheque or warrant sent through the post addressed to the holder at his address in the Register or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the Shares at his registered address as appearing in the Register or addressed to such person at such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first in the Register in respect of such Shares, and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company. Any one of two or more joint holders may give effectual receipts for any dividends, distributions or other moneys payable or property distributable in respect of the Shares held by such joint holders.

123.	Any dividend or distribution out of contributed surplus unclaimed for a period of six (6) years from the date of declaration of such dividend or distribution shall be forfeited and shall revert to the Company and the payment by the Board of any unclaimed dividend, distribution, interest or other sum payable on or in respect of the Share into a separate account shall not constitute the Company a trustee in respect thereof.

124.

The Board may also, in addition to its other powers, direct payment or satisfaction of any dividend, or distribution out of contributed surplus, wholly or in part by the distribution of specific assets, and in particular of paid-up shares or debentures of any other company, and where any difficulty arises in regard to such distribution or dividend the Board may settle it as it thinks expedient, and in particular, may authorise any person to sell and transfer any fractions or may ignore fractions altogether, and may fix the value for distribution or dividend purposes of any such specific assets and may determine that cash payments shall be made to any Shareholders upon the footing of the values so fixed in order to secure equality of distribution and may vest any such specific assets in trustees as may seem expedient to the Board PROVIDED that such dividend or distribution may not be satisfied by the distribution of any partly paid shares or debentures of any company without the sanction of a Resolution.

RESERVES

125.

The Board may, before recommending or declaring any dividend, or distribution out of contributed surplus, set aside such sums as it thinks proper as reserves which shall, at the discretion of the Board, be applicable for any purpose of the Company and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the Board may from time to time think fit. The Board may also without placing the same to reserve carry forward any sums which it may think it prudent not to distribute.

CAPITALISATION OF PROFITS

126.

The Board may, from time to time resolve to capitalise all or any part of any amount for the time being standing to the credit of any reserve or fund which is available for distribution or to the credit of any share premium account and accordingly that such amount be set free for distribution amongst the Shareholders or any class of Shareholders who would be entitled thereto if distributed by way of dividend and in the same proportions, on the footing that the same be not paid in cash but be applied either in or towards paying up amounts for the time being unpaid on any Shares in the Company held by such Shareholders respectively or in payment up in full of unissued Shares, debentures or other obligations of the Company, to be allotted and distributed credited as fully paid amongst such Shareholders, or partly in one way and partly in the other, PROVIDED that for the purpose of this Bye-Law, a share premium account may be applied only in paying up of unissued Shares to be issued to such Shareholders credited as fully paid.

127.

Where any difficulty arises in regard to any distribution under ~~the last preceding~~ Bye-Law 126, the Board may settle the same as it thinks expedient and, in particular, may authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments should be made to any Shareholders in order to adjust the rights of all parties, as may seem expedient to the Board. The Board may appoint any person to sign on behalf of the persons entitled to participate in the distribution any contract necessary or desirable for giving effect thereto and such appointment shall be effective and binding upon the Shareholders.

RECORD DATES

128.

Notwithstanding any other provisions of these Bye-Laws, the Company may by Resolution or the Board may fix any date as the record date for any dividend, distribution, allotment or issue and for the purpose of identifying the persons entitled to receive notices of any general meetings and to vote at any general meeting. Any such record date may be on or at any time before or after any date on which such dividend, distribution, allotment or issue is declared, paid or made or such notice is despatched.

129.

In relation to any general meeting of the Company or of any class of Shareholder or to any adjourned meeting or any poll taken at a meeting or adjourned meeting of which notice is given, the Board may specify in the notice of meeting or adjourned meeting or in any document sent to Shareholders by or on behalf of the Board in relation to the meeting, a time and date (a “Record Date”) prior to the date fixed for the meeting (the “Meeting Date”) and, notwithstanding any provision in these Bye-Laws to the contrary, in such case:

(1)

each person entered in the Register at the Record Date as a Shareholder, or a Shareholder of the relevant class (a “Record Date Holder”) shall be entitled to attend and to vote at the relevant meeting and to exercise all of the rights or privileges of a Shareholder, or a Shareholder of the relevant class (in each case subject to Bye-Law ~~64~~63), in relation to that meeting in respect of the Shares, or the Shares of the relevant class, registered in his name at the Record Date;

(2)

as regards any Shares, or Shares of the relevant class, which are registered in the name of a Record Date Holder at the ~~record date~~Record Date but are not so registered at the ~~meeting date~~Meeting Date (“Relevant Shares”), each holder of any Relevant Shares at the ~~meeting date~~Meeting Date shall be deemed to have irrevocably appointed that Record Date Holder as his proxy for the purpose of attending and voting in respect of those relevant Shares at the relevant meeting (with power to appoint, or to authorise the appointment of, some other person as proxy), in such manner as the Record Date Holder in his absolute discretion may determine; and

(3)

accordingly, except through his proxy pursuant to paragraph (2) of this Bye-Law, a holder of relevant Shares at the ~~meeting date~~Meeting Date shall not be entitled to attend or to vote at the relevant meeting, or to exercise any of the rights or privileges of a Shareholder, or a Shareholder of the relevant class, in respect of the relevant Shares at that meeting.

The entry of the name of a person in the Register as a Record Date Holder shall be sufficient evidence of his appointment as proxy in respect of any relevant Shares for the purposes of this paragraph, but all the provisions of these Bye-Laws relating to the execution and deposit of an instrument appointing a proxy or any ancillary matter (including the Board’s powers and discretions relevant to such matter) shall apply to any instrument appointing any person other than the ~~record date holder~~Record Date Holder as proxy in respect of any relevant Shares.

ACCOUNTING RECORDS

130.

The Board shall cause to be kept accounting records sufficient to give a true and fair view of the state of the Company’s affairs and to show and explain its transactions, in accordance with the Companies Acts.

131.

The records of account shall be kept at the Registered Office or at such other place or places as the Board thinks fit, and shall at all times be open to inspection by the Directors: PROVIDED that if the records of account are kept at some place outside Bermuda, there shall be kept at an office of the Company in Bermuda such records as will enable the Directors to ascertain with reasonable accuracy the financial position of the Company at the end of each three (3) month period. No Shareholder (other than an Officer) shall have any right to inspect any accounting record or book or document of the Company except as conferred by law or authorised by the Board~~, Resolution~~.

132.

A copy of every balance sheet and statement of income and expenditure, including every document required by law to be annexed thereto, which is to be laid before the Company in general meeting or required to be made available to Shareholders, together with a copy of the auditors’ report, shall be sent to each person entitled thereto in accordance with the requirements of the Companies Acts.

AUDIT

133.

Save and to the extent that an audit is waived in the manner permitted by the Companies Acts, auditors shall be appointed and their duties regulated in accordance with the Companies Acts, any other applicable law and such requirements not inconsistent with the Companies Acts as the Board may from time to time determine.

SERVICE OF NOTICES AND OTHER DOCUMENTS

~~(a)~~ 134.	(1)

Any notice or other document (including but not limited to a Share certificate, any notice of a general meeting of the Company, any instrument of proxy and any document to be sent in accordance with Bye-Law ~~134~~132) may be sent to, served on or delivered to any Shareholder by the Company

(~~1~~a)	personally;

(~~2~~b)	by sending it through the post (by airmail where applicable) in a pre-paid letter addressed to such Shareholder at his address as appearing in the Register;

(~~3~~c)	by sending it by courier to or leaving it at the Shareholder’s address appearing in the Register;

(~~4~~d)

by, where applicable, sending it by email or facsimile or other mode of representing or reproducing words in a legible and non-transitory form or by sending an electronic record of it by electronic means, in each case to an address or number supplied by such Shareholder for the purposes of communication in such manner; or

(~~5~~e)

by publication of an electronic record of it on a website and notification of such publication (which shall include the address of the website, the place on the website where the document may be found, and how the document may be accessed on the website) by any of the methods set out in this Bye-Law, in accordance with the Companies Acts.

~~(b~~(2)	Any notice or other document shall be deemed to have been served on or delivered to any Shareholder by the Company

(~~i~~a)	if sent by personal delivery, at the time of delivery;

~~(ii~~

(b)	if sent by post, forty-eight (48) hours after it was put in the post;

~~(iii~~

(c)	if sent by courier or facsimile, twenty-four (24) hours after sending;

~~(iv~~

(d)	if sent by email or other mode of representing or reproducing words in a legible and non-transitory form or as an electronic record by electronic means, twelve (12) hours after sending; or

~~(v~~

(e)	if published as an electronic record on a website, at the time that the notification of such publication shall be deemed to have been delivered to such Shareholder~~,~~.

~~and in~~	(3)

In proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed and stamped and put in the post, published on a website in accordance with the Companies Acts and the provisions of these Bye-Laws, or sent by courier, facsimile, email or as an electronic record by electronic means, as the case may be, in accordance with these Bye-Laws.

(4)

In the case of joint holders of a Share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders.

(5)

Each Shareholder and each person becoming a Shareholder subsequent to the adoption of these Bye-~~laws~~Laws, by virtue of its holding or its acquisition and continued holding of a share, as applicable, shall be deemed to have acknowledged and agreed that any notice or other document (excluding a share certificate) may be provided by the Company by way of accessing them on a website instead of being provided by other means.

135.

Any notice of a general meeting of the Company shall be deemed to be duly given to a Shareholder, or other person entitled to it, if it is sent to him by courier, cable, telex, telecopier, email or other mode of representing or reproducing words in a legible and non-transitory form at his address as appearing in the Register or any other address given by him to the Company for this purpose. Any such notice shall be deemed to have been served twenty-four (24) hours after its despatch, when sent by courier, cable, telex or telecopier and twelve (12) hours after its despatch when sent by email.

136.

Any notice or other document delivered, sent or given to a Shareholder in any manner permitted by these Bye-Laws shall, notwithstanding that such Shareholder is then dead or bankrupt or that any other event has occurred, and whether or not the Company has notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any Share registered in the name of such Shareholder as sole or joint holder unless his name shall, at the time of the service or delivery of the notice or document, have been removed from the Register as the holder of the Share, and such service or delivery shall for all purposes be deemed as sufficient service or delivery of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the Share.

137.

Save as otherwise provided, the provisions of these Bye-Laws as to service of notices and other documents on Shareholders shall mutatis mutandis apply to service or delivery of notices and other documents to the Company or any Director, Alternate Director or Resident Representative pursuant to these Bye-Laws.

WINDING UP

138.

If the Company shall be wound up, the liquidator may, with the sanction of a Resolution ~~of the Company~~ and any other sanction required by the Companies Acts, divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for such purposes set such values as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different classes of Shareholders. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trust for the benefit of the contributories as the liquidator, with the like sanction, shall think fit, but so that no Shareholder shall be compelled to accept any shares or other assets upon which there is any liability.

INDEMNITY

139.

Subject to the proviso below, every Indemnified Person shall be indemnified and held harmless out of the assets of the Company against all actions, costs, charges, liabilities, loss, damage or expense to the full extent permitted by law (including but not limited to liabilities under contract, tort, fiduciary duties and statute or any applicable foreign law or regulation and all reasonable legal and other costs, including defense costs incurred in defending any legal proceedings whether civil or criminal, and expenses properly payable) incurred or suffered by him by or by reason of any act done, conceived in or omitted in the conduct of the Company’s business or in the discharge of his duties and the indemnity contained in this Bye-Law shall extend to any Indemnified Person acting in any office or trust in the reasonable belief that he has been appointed or elected to such office or trust notwithstanding any defect in such appointment or election PROVIDED ALWAYS that the indemnity contained in this Bye-Law shall not extend to any matter which would render it void pursuant to the Companies Acts.

140.

No Indemnified Person shall be liable to the Company for the acts, neglects, defaults or omission of any other Indemnified Person PROVIDED ALWAYS that the indemnity contained in this Bye-Law shall not extend to any matter which would render it void pursuant to the Companies Acts.

141.	No Indemnified Person shall be liable to the Company for the acts, defaults or omissions of any other Indemnified Person.

142.

To the extent that any Indemnified Person is entitled to claim an indemnity pursuant to these Bye-Laws in respect of amounts paid or discharged by him, the relevant indemnity shall take effect as an obligation of the Company to reimburse the person making such payment or effecting such discharge.

143.

Each Shareholder and the Company agree to waive any claim or right of action he or it may at any time have, whether individually or by or in the right of the Company, against any Indemnified Person on account of any action taken by such Indemnified Person or the failure of such Indemnified Person to take any action in the performance of his duties with or for the Company PROVIDED HOWEVER that such waiver shall not apply to any claim or right of action which would render the waiver void pursuant to the Companies Acts and shall not apply to any claims or rights of action arising out of the fraud or dishonesty of such Indemnified Person or to recover any gain, personal profit or advantage to which such Indemnified Person is not legally entitled.

144.

The Company shall advance moneys to any Indemnified Person for the costs, charges, and expenses incurred by the Indemnified Person in defending any civil or criminal proceedings against them, on condition and receipt of an undertaking in a form satisfactory to the Company that the Indemnified Person shall repay the advance if any allegation of fraud or dishonesty is proved against the Indemnified Person.

145.

The purpose of Bye-~~laws 141-146~~Laws 139-144 as a whole is to provide the broadest indemnity allowable at law, and to the extent any indemnification hereunder is prohibited, unenforceable or not authorized under applicable law, it is the intent of these Bye-Laws that such indemnification be interpreted as broadly as possible without invalidating the remaining provisions hereof. Specifically, to the extent prohibited by Bermuda law, these Bye-~~laws~~Laws shall not result in indemnification of any person, including an Indemnified Person, to the extent he engaged in fraud or dishonesty.

AMALGAMATION OR MERGER

146.

Any resolution proposed for consideration at any general meeting to approve the amalgamation or merger of the Company with any other company, wherever incorporated, shall require the approval of a simple majority of votes cast at such meeting and the quorum for such meeting shall be that required in Bye-Law ~~56~~55 and a poll may be demanded in respect of such resolution in accordance with the provisions of Bye-Law ~~69~~68.

CONTINUATION

147.

Subject to the Companies Acts, the Board may approve the discontinuation of the Company in Bermuda and the continuation of the Company in a jurisdiction outside Bermuda. The Board, having resolved to approve the discontinuation of the Company, may further resolve not to proceed with any application to discontinue the Company in Bermuda or may vary such application as it sees fit.

ALTERATION OF BYE-LAWS

148.	(1)

These Bye-Laws may be revoked or amended by the Board, which may from time to time revoke or amend them in any way by a resolution of the Board passed by a majority of the Directors then in office and eligible to vote on that resolution, but no such revocation or amendment shall be operative unless and until it is approved at a subsequent general meeting of the Company by the Shareholders (a) by Resolution passed by a majority of votes cast (after giving effect to any adjustments to voting power imposed pursuant to Bye-Law ~~64~~63) whenever it is proposed by the Board to repeal, alter or amend any of the Bye-Laws except Bye-Laws ~~141-147~~139-145 or (b) by Resolution of eighty five percent (85%) of the total votes cast (after giving effect to any adjustments to voting power imposed pursuant to Bye-Law ~~64~~63) whenever it is proposed by the Board to repeal, alter or amend Bye-Laws ~~141-147~~139-145 in a manner that limits or adversely changes Bye-Laws ~~141-147~~139-145 or adopts any provision inconsistent therewith.

(2)

Any repeal, alteration or amendment of Bye-Laws ~~140-146~~139-145 or adoption of any provision inconsistent therewith shall not adversely affect any rights to indemnification and to the advancement of expenses thereunder existing at the time of such repeal, alteration, amendment or adoption with respect to any acts or omissions occurring immediately prior to such repeal, alteration, amendment or adoption.

CERTAIN SUBSIDIARIES

149.	(1)

Except to the extent otherwise provided in Bye-Law ~~151~~149(3), with respect to any subsidiary of the Company that is not a U.S. corporation or that is not treated as a pass-through or disregarded entity for U.S. federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any subsidiary that is organized under the laws of a jurisdiction outside of the United States that is treated as a corporation for U.S. federal income tax purposes) (together, the ~~"~~“Designated Companies~~"),~~”), subject to any applicable mandatory law of the relevant jurisdiction (i) the board of directors of each such Designated Company shall consist of the persons, a majority of whom are Directors of the Company, who have been elected as director designees with respect to such Designated Company by the Shareholders ~~of the Company ("~~(“Designated Company Directors~~")~~”) in a general meeting of the Shareholders by resolution, which resolution directs the Company to vote its shares in such Designated Company to ensure that the board of directors of such Designated Company consists of the Designated Company Directors designated with respect to such Designated Company, and (ii) the Shareholders ~~of the Company~~ in a general meeting may designate the persons to be removed as directors of any Designated Company (the ~~"~~“Removed Company Directors~~")~~”) by resolution, which resolution directs the Company to vote its shares in the Designated Company to effect the removal of the Removed Company Directors from the board of directors of the applicable Designated Company, subject to the requirement that a majority of the directors of each Designated Company are ~~directors of the Company~~Directors.

(2)

Notwithstanding the general authority of the Board set out in Bye-Law ~~97~~95(3), the Company shall vote all shares owned by the Company in each Designated Company (i) to elect the Designated Company Directors with respect to each Designated Company as the directors of such Designated Company and to remove the Removed Company Directors with respect to each Designated Company as directors of such Designated Company and (ii) to ensure that the constitutional documents of such Designated Company require such Designated Company Directors to be elected and such Removed Company Directors to be removed as provided in this Bye-Law. The Board and the Company shall ensure that the constitutional documents of each such Designated Company shall effectuate or implement this Bye-Law and, subject to any applicable mandatory law of the relevant jurisdiction, contain a provision substantially similar to this Bye-Law ~~151~~ governing the election, appointment and removal of its direct ~~subsidiaries'~~subsidiaries’ directors. The Company shall also enter into agreements with each such Designated Company to effectuate or implement this Bye-Law and take such other actions as are necessary to effectuate or implement this Bye-Law.

(3)

The provisions set forth in this Bye-Law ~~151~~ shall not apply with respect to any subsidiary of the Company that is not a U.S. corporation if a substantial portion of the income of such corporation is from U.S. sources and is effectively connected with the conduct by such corporation of a trade or business or permanent establishment within the United States (unless either (a) such income is exempt from taxation, or otherwise subject to a reduced rate of tax, pursuant to a treaty obligation of the United States or (b) such corporation owns, directly or indirectly, any subsidiary that is not a U.S. corporation that does not earn a substantial portion of its income from U.S. sources or the income is not effectively connected with the conduct by such subsidiary of a trade or business or permanent establishment within the United States) and any other income of such corporation does not, and is not expected to, constitute subpart F income as defined in Section 952(a) of the Code.

******

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Endurance Specialty Holdings Ltd.

INTERNET
http://www.proxyvoting.com/enh

OR

TELEPHONE
1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

WO# 20573

Fulfillment# 20615

▼ FOLD AND DETACH HERE ▼

Please mark your votes as indicated in this example ☒

1. Election of directors

☐ Mark here to vote FOR all nominees

☐ Mark here to vote WITHHOLD vote for all nominees

☐ For All EXCEPT - To withhold a vote for one or more all nominees, mark the box to the left and write the number of the director on the line below.

____

Election of the four directors of the Company listed below (Nos. 1 through 4):

01 – Steven W. Carlsen
02 – David Cash
03 – William M. Jewett
04 – William J. Raver

Direction of the Company to elect the slate of three director designees of Endurance Specialty Insurance Ltd. listed below (Nos. 5 through 7):

05 – David Cash
06 – John V. Del Col
07 – William M. Jewett

Direction of the Company to elect the slate of five director designees of Endurance Worldwide Holdings Limited listed below (Nos. 8 through 12):

08 – Alan Barlow
09 – William H. Bolinder
10 – David Cash
11 – Simon Minshall
12 – Brendan R. O'Neill

Direction of the Company to elect the slate of five director designees of Endurance Worldwide Insurance Limited listed below (Nos. 13 through 17):

13 – Alan Barlow
14 – William H. Bolinder
15 – David Cash
16 – Simon Minshall
17 – Brendan R. O'Neill

Mark Here for Address Change or Comments SEE REVERSE ☐

Signature ______________________ Signature ______________________ Date ____________

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date. INTERNET http://www.proxyvoting.com/enh Use the Internet to vote your proxy. Have your proxy card n i hand when you access the web site. Endurance Specialty OR Holdings Ltd. TELEPHONE 1-866-540-5760 Use any touch-tone tele phone to vote your proxy. Have your proxy card in hand when you cal . If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. WO# Fulfillment# 20573 20615 FOLD AND DETACH HERE THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4. Please mark your votes as n i dic ated n i this example X 1. Election of directors Election of the four directors of the Company Direction of the Company to ele ct 2. To appoint Ernst & Young Ltd. as the FOR AGAINST ABSTAIN il sted belo w (Nos. 1 through 4): the sla te of five director desig nees Company’s independent registered public Mark here to vote of Endurance World wide Holdings accounting firm for the year ending December 01 – Steven W. Carls en FOR all nominees Limit ed il sted belo w (N os. 8 31, 2012 and to authorize the Board of 02 – David Cash through 12): Directors, actin g through the Audit Committee, 03 – Wil liam M. Jewett to set the fees for Ernst & Young Ltd. 04 – Wil liam J. Raver 08 – Alan Barlow Mark here to vote 09 – Willia m H. Boli nder WITHHOLD vote 10 – David Cash 3. Non-binding advisory vote to approve the for al nominees Direction of the Company to ele ct the slate of 11 – Simon Minshall compensation of the Company’s named For All EXCEPT - To three director designees of Endurance Specia lty 12 – Brendan R. O’Neil executive officers. withhold a vote for Insurance Ltd. il sted below (Nos. 5 through 7): Direction of the Company to elect one or more all nominees, mark the 05 – David Cash the slate of five director designees box to the e l ft and 06 – John V. Del Col of Endurance Worldwid e Insurance 4. To amend the Company’s Amended and write the number of 07 – Wil liam M. Jewett Limited il sted below (Nos. 13 Restated Bye-laws. the director on the through 17): il ne below. 13 – Alan Barlow 14 – Willia m H. Boli nder 15 – David Cash 16 – Simon Minshall 17 – Brendan R. O’Neil Mark Here for Address Change or Comments SEE REVERSE Please sign exactly as your name appears hereon. If the ordinary shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person. Signature Signature Date

You can now access your Endurance Specialty Holdings Ltd. account online. Access your Endurance Specialty Holdings Ltd. account onli ne via Investor ServiceDir ect® (ISD). The transfer agent for Endurance Specialty Holdings Ltd., now makes it easy and convenie nt to get current in formation on your sharehold er account. View account status View payment history for dividends View certificate history Make address changes View book-entry in formatio n Obtain a duplicate 1099 tax form Visit us on the web at www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 Choose MLinkSM for fast, easy and secure 24/7 onlin e access to your future proxy materia ls, investment plan statements, tax documents and more. Simply o l g on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions wil l prompt you through enrollment. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The Proxy Statement and the 2011 Annual Report on Form 10-K are available at: http://www.proxyvoting.com/enh FOLD AND DETACH HERE ENDURANCE SPECIALTY HOLDINGS LTD. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2012 This proxy is solicited on behalf of the Company’s Board of Directors. It may be revoked up to one hour prior to the Annual General Meeting. The undersigned hereby appoints David Cash, Michael J. McGuire and John V. Del Col, and each of them, as attorneys and proxies of the undersigned, with full power of substit ution, to vote all of the ordin ary shares of Endurance Specia lt y Holdings Ltd. (the “Company”) which the undersigned may be entit led to vote at the Annual General Meeting of Shareholders of the Company to be held at the Fair mont Hamilton Princess Hotel, 76 Pit ts Bay Road, Pembroke HM08, Bermuda on Thursday, May 10, 2012 at 8:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the follo win g matters and in accordance with the followin g n i structions, wit h discretionary authority as to any and all other matters that may properly come before the meetin g. This proxy, when properly executed, will be voted as directed herein. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSALS 2, 3 AND 4. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS PROPERLY COMING BEFORE THE MEETING. Address Change/Comments (Mark the corresponding box on the reverse side) SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 WO# Fulfillment# (Continued and to be marked, dated and signed, on the other side) 20573 20615